Registration No. 02-35570

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

POST-EFFECTIVE AMENDMENT NO. 83 TO

FORM N-1A

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

(Exact name of Registrant as specified in Charter)

The Principal Financial Group

Des Moines, Iowa 50392

(Address of principal executive offices)

Telephone Number (515) 235-9154

Copy to:
JENNIFER A. MILLS	JOHN W. BLOUCH, Esq.
The Principal Financial Group	Drinker Biddle & Reath, LLP
Des Moines, Iowa 50392	1500 K Street, N.W.
Washington, DC 20005-1209

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on (date), pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date), pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☒ on 05/01/2013, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Class 1 and Class 2 Shares

(“the Fund”)

The date of this Prospectus is __________________.

ACCOUNTS OF THE FUND
Equity Accounts	Asset Allocation Accounts
Diversified International Account (Class 1 & 2)	Asset Allocation Account (Class 1)
Equity Income Account (Class 1 & 2)	Balanced Account (Class 1)
International Emerging Markets Account (Class 1)	Diversified Balanced Account (Class 2)
LargeCap Blend Account II (Class 1 & 2)	Diversified Growth Account (Class 2)
LargeCap Growth Account (Class 1 & 2)	Diversified Income Account (Class 2)
LargeCap Growth Account I (Class 1)	Principal LifeTime Accounts
LargeCap S&P 500 Index Account (Class 1)	Strategic Income Account (Class 1)
LargeCap Value Account (Class 1)	2010 Account (Class 1)
MidCap Account (formerly known as MidCap Blend Account) (Class 1 & 2)	2020 Account (Class 1)
Principal Capital Appreciation Account (Class 1 & 2)	2030 Account (Class 1)
Real Estate Securities Account (Class 1 & 2)	2040 Account (Class 1)
SmallCap Blend Account (Class 1)	2050 Account (Class 1)
SmallCap Growth Account II (Class 1 & 2)	2060 Account (Class 1)
SmallCap Value Account I (Class 1 & 2)	Strategic Asset Management Portfolios
Balanced Portfolio (Class 1 & 2)
Fixed-Income Accounts	Conservative Balanced Portfolio (Class 1 & 2)
Bond & Mortgage Securities Account (Class 1)	Conservative Growth Portfolio (Class 1 & 2)
Bond Market Index Account (Class 1)	Flexible Income Portfolio (Class 1 & 2)
Government & High Quality Bond Account (Class 1 & 2)	Strategic Growth Portfolio (Class 1 & 2)
Income Account (Class 1 & 2)
Money Market Account (Class 1 & 2)
Short-Term Income Account (Class 1 & 2)

This prospectus describes a mutual fund organized by Principal Life Insurance Company® (“Principal Life”). The Fund provides a choice of investment objectives through the Accounts listed above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

acCOUNT SUMMARIES
Asset Allocation Account	3
Balanced Account	6
Bond & Mortgage Securities Account	9
Bond Market Index Account	13
Diversified Balanced Account	15
Diversified Growth Account	19
Diversified Income Account	23
Diversified International Account	26
Equity Income Account	29
Government & High Quality Bond Account	32
Income Account	35
International Emerging Markets Account	38
LargeCap Blend Account II	41
LargeCap Growth Account	44
LargeCap Growth Account I	47
LargeCap S&P 500 Index Account	50
LargeCap Value Account	53
MidCap (formerly known as MidCap Blend) Account	56
Money Market Account	59
Principal Capital Appreciation Account	62
Principal LifeTime Strategic Income Account	65
Principal LifeTime 2010 Account	70
Principal LifeTime 2020 Account	75
Principal LifeTime 2030 Account	80
Principal LifeTime 2040 Account	85
Principal LifeTime 2050 Account	89
Principal LifeTime 2060 Account	93
Real Estate Securities Account	97
Short-Term Income Account	100
SmallCap Blend Account	103
SmallCap Growth Account II	105
SmallCap Value Account I	108
Strategic Asset Management (“SAM”) Flexible Income Portfolio	111
Strategic Asset Management (“SAM”) Conservative Balanced Portfolio	115
Strategic Asset Management (“SAM”) Balanced Portfolio	119
Strategic Asset Management (“SAM”) Conservative Growth Portfolio	123
Strategic Asset Management (“SAM”) Strategic Growth Portfolio	127
CERTAIN INFORMATION COMMON TO ALL ACCOUNTS	133
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	133
PORTFOLIO HOLDINGS INFORMATION	151
MANAGEMENT OF THE FUND	151
PRICING OF ACCOUNT SHARES	160
DIVIDENDS AND DISTRIBUTIONS	161
TAX INFORMATION	161
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION	161
ONGOING FEES	162
GENERAL INFORMATION ABOUT AN ACCOUNT	163
Frequent Trading and Market Timing (Abusive Trading Practices)	163
Eligible Purchasers	164
Shareholder Rights	164
Purchase of Account Shares	165
Sale of Account Shares	165
Restricted Transfers	166
Financial Statements	166
FINANCIAL HIGHLIGHTS	166
APPENDIX A – Index Abbreviations	167
APPENDIX B – Description of Bond Ratings	168
ADDITIONAL INFORMATION	173

2

Asset Allocation Account

Objective:	The Account seeks to generate a total investment return consistent with preservation of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.80%
Other Expenses	0.10%
Total Annual Account Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account – Class 1	$92	$287	$498	$1,108

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 142.1% of the average value of its portfolio.

Principal Investment Strategies

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. Although the Account does not allocate a specific percentage of its assets to a class, over time, the asset mix usually will be within the following ranges:

•	25% to 75% in equity securities;
•	25% to 60% in fixed-income securities; and
•	0% to 40% in money market instruments.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. From time-to-time, the Sub-Advisor changes the Account's allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency.

Fixed income securities include intermediate maturity fixed-income or debt securities including obligations of the U.S. government, (such as U.S. Treasuries) and U.S. government sponsored securities (such as debt issued by Federal Home Loan Mortgage Corporation), corporate bonds, asset-backed securities, and mortgage-backed securities. The Account invests in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). As of December 31, 2011, the average portfolio duration of the fixed income portion of the Account was 5.33 years.

3

The Account invests in equity securities of companies with small market capitalizations (which as of December 31, 2011 ranged between $20 million and $3.7 billion, as defined by the Russell 2000® Index), and also invests in equity securities of companies with medium market capitalization (which as of December 31, 2011 ranged between $117 million and $20.51 billion, as defined by the Russell Midcap Index).

The Account invests in foreign securities. The Account actively trades portfolio securities.

The Account utilizes derivative strategies. Specifically, the Account invests in equity index futures or options to manage the equity exposure, Treasury futures or interest rate swaps to manage the fixed-income exposure and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. The Account uses forwards to manage its foreign currency exposure.

Principal Risks

The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

4

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI EAFE Index NDTR D is used to show international stock performance.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	12.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-12.41%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1	2.14%	2.15%	4.30%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	4.67

Management

Investment Advisor:      Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Morgan Stanley Investment Management Inc.

•	Mark Bavoso (since 2010), Managing Director
•	Cyril Moulle-Berteaux (since 2011), Managing Director

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and

•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

5

Balanced Account

Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.60%
Other Expenses	0.06%
Total Annual Account Operating Expenses	0.66%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account – Class 1	$67	$211	$368	$822

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 178.7% of the average value of its portfolio.

Principal Investment Strategies

The Account seeks growth of capital and current income by investing primarily in equity securities and bonds. Though the percentages in each category are not fixed, equity securities generally represent 50% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash. The Account utilizes an asset allocation approach that primarily focuses on asset class allocation (equity versus fixed income) and secondarily growth versus value, domestic versus foreign, and market capitalization size.

The Account invests in equity securities of companies with small market capitalizations ((which as of December 31, 2011 ranged between $20 million and $3.7 billion, as defined by the Russell 2000® Index), and also invests in equity securities of companies with medium market capitalization (which as of December 31, 2011 ranged between $117 million and $20.51 billion, as defined by the Russell Midcap Index).

The Account invests in intermediate maturity fixed-income or debt securities including government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities), corporate bonds, asset-backed securities, mortgage-backed securities, and cash. The Account invests in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). As of December 31, 2011, the average portfolio duration of the fixed-income portion of the Account was 4.9 years.

6

The Account actively trades securities. During the fiscal year ended December 31, 2011, the average ratings of the Account’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

54.92% in securities rated Aaa	5.97% in securities rated Ba	0.03% in securities rated C
5.22% in securities rated Aa	3.00% in securities rated B	0.00% in securities rated D
11.71% in securities rated A	2.30% in securities rated Caa	0.69% in securities not rated
16.16% in securities rated Baa	0.00% in securities rated Ca

Principal Risks

The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

7

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The blended index is used to show the performance of the various asset classes used by the Account.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	12.74%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-17.87%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Balanced Account - Class 1	4.05%	0.84%	3.49%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
60% S&P 500 Index/40% Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.69	2.84	4.40

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts – Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

8

Bond & Mortgage Securities Account

Objective:	The Account seeks to provide current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.44%
Other Expenses	0.01%
Total Annual Account Operating Expenses	0.45%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Bond & Mortgage Securities Account - Class 1	$46	$144	$252	$567

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 252.1% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in intermediate maturity fixed-income or debt securities rated BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") at the time of purchase, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets; debt securities and taxable municipal bonds; and debt securities issued or guaranteed by foreign governments payable in U.S. dollars. The Account also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±15% or ±0.75 year (whichever is greater) of the duration of the Barclays Aggregate Bond Index, which as of December 31, 2011 was 4.95 years.

The Account actively trades securities and enters into dollar roll transactions which may involve leverage. The Account utilizes derivative strategies for hedging or managing fixed income exposure. Specifically, the Account invests in Treasury futures or interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. The Account uses forwards to manage its foreign currency exposure.

9

During the fiscal year ended December 31, 2011, the average ratings of the Account’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

50.60% in securities rated Aaa	7.12% in securities rated Ba	0.02% in securities rated C
5.22% in securities rated Aa	5.81% in securities rated B	0.00% in securities rated D
11.62% in securities rated A	2.09% in securities rated Caa	1.39% in securities not rated
16.12% in securities rated Baa	0.01% in securities rated Ca

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk could arise when the change in price of the hedge may not match the change in price of the asset it hedges. In other words, the hedge moves in a direction that does not match the asset it is trying to hedge.

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.

Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

10

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	9.32%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-8.24%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Bond & Mortgage Securities Account - Class 1	7.07%	4.39%	4.78%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78

11

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	William C. Armstrong (since 2000), Portfolio Manager
•	Timothy R. Warrick (since 2000), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

12

Bond Market Index Account

Objective: The Account seeks to provide current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.25%
Other Expenses (1)	0.02
Total Annual Account Operating Expenses	0.27%

(1) Other expenses estimated for the year ending December 31, 2012.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Bond Market Index Account - Class 1	$28	$87

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities held by the Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Account employs a passive investment approach designed to attempt to track the performance of the Index. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Barclays U.S. Aggregate Bond Index, which as of December 31, 2011 was 5.01 years. The Account actively trades portfolio securities.

Principal Risks

The Account may be an appropriate investment for investors interested in investing in a fixed-income mutual fund and preferring a passive, rather than active, management style.

The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

13

Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

No performance is shown because the Account has not yet had a calendar year of performance. The Account’s performance will be benchmarked against the Barclays U.S. Aggregate Bond Index.

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Mellon Capital Management Corporation

•	David C. Kwan (since 2012), Managing Director, Fixed Income Management and Trading
•	Gregg Lee (since 2012), Vice President, Senior Portfolio Manager, Fixed Income
•	Zandra Zelaya (since 2012), Director, Portfolio Manager, Fixed-Income

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

14

Diversified Balanced Account

Objective:	The Account seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.25%
Total Annual Account Operating Expenses	0.56%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Diversified Balanced Account - Class 2	$57	$179	$313	$701

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 17.9% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a fund of funds and invests in underlying funds. In pursuing its investment objective, the Account typically allocates its assets, within predetermined percentage ranges, among the “underlying funds”: Funds of Principal Funds, Inc. ("PFI") (Institutional class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 Shares) - the Bond Market Index and LargeCap S&P 500 Index Accounts. The Account generally allocates approximately 50% of its assets to the equity index funds according to U.S. and non-U.S. market capitalizations and approximately 50% to the Bond Market Index Account for intermediate duration. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the varying degrees of potential investment risk and reward represented by the Account's investments in those market segments and its underlying funds.

Without shareholder approval, Principal Management Corporation ("Principal"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account’s investment objective. The assets of the Account are allocated among underlying funds in accordance with its investment objective, while considering Principal's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds.

15

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Account is re-balanced monthly.

The net asset value of the Account's shares is affected by changes in the value of the shares of the underlying funds it owns. The Account's investments are invested in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The Account’s underlying funds utilize derivative strategies. Specifically, the underlying funds invest in equity index futures and options to manage the equity exposure and Treasury futures to manage the fixed-income exposure.

Principal Risks

The Account may be an appropriate investment for investors seeking the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

The diversification of the Account is designed to cushion losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

16

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The S&P 500 Index is used to show large cap U.S. equity market. The MSCI EAFE Index NDTR D is used to show international stock performance. The S&P 400 Midcap Stock Index is used to show mid cap U.S. equity market. The S&P Smallcap 600 Stock Index is used to show small cap U.S. equity market. The custom index is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Balanced Custom Index are 50% Barclays Aggregate Bond Index, 35% S&P 500 Index, 7% MSCI EAFE Index NDTR D, 4% S&P 400 Midcap Stock Index, and 4% S&P Smallcap 600 Stock Index.

17

Calendar Year Total Returns (%) as of 12/31 each year (Class 2 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	6.79%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘11	-6.34%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Life of Account (12/30/2009)
Diversified Balanced Account - Class 2	3.61%	6.85%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	7.09
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	7.84
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-2.47
S&P 400 Midcap Stock Index (reflects no deduction for fees, expenses, or taxes)	-1.73	10.83
S&P Smallcap 600 Stock Index (reflects no deduction for fees, expenses, or taxes)	1.02	12.16
Diversified Balanced Custom Index (reflects no deduction for fees, expenses, or taxes)	4.06	7.53

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2009), Vice President
•	Randy L. Welch (since 2009), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

18

Diversified Growth Account

Objective:	The Account seeks to provide long-term capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	—
Acquired Fund Fees and Expenses	0.24%
Total Annual Account Operating Expenses	0.54%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Diversified Growth Account - Class 2	$55	$173	$302	$677

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 15.6% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a fund of funds and invests in underlying funds. In pursuing its investment objective, the Account typically allocates its assets, within predetermined percentage ranges, among the “underlying funds”: Funds of Principal Funds, Inc. ("PFI") (Institutional class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 Shares) – the Bond Market Index and LargeCap S&P 500 Index Accounts. The Account generally allocates approximately 65% of its assets to the equity index funds according to U.S. and non-U.S. market capitalizations and approximately 35% to the Bond Market Index Account for intermediate duration. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the varying degrees of potential investment risk and reward represented by the Account's investments in those market segments and its underlying funds.

Without shareholder approval, Principal Management Corporation ("Principal"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account’s investment objective. The assets of the Account are allocated among underlying funds in accordance with its investment objective, while considering Principal's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds. In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Account is re-balanced monthly.

19

The net asset value of the Account's shares is affected by changes in the value of the shares of the underlying funds it owns. The Account's investments are invested in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The Account’s underlying funds utilize derivative strategies. Specifically, the underlying funds invest in equity index futures and options to manage the equity exposure and Treasury futures to manage the fixed-income exposure.

Principal Risks

The Account may be an appropriate investment for investors seeking the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

The diversification of the Account is designed to cushion losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

20

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI EAFE Index NDTR D is used to show international stock performance. The S&P 400 Midcap Stock Index is used to show mid cap U.S. equity market. The S&P Smallcap 600 Stock Index is used to show small cap U.S. equity market. The custom index is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Growth Custom Index are 45% S&P 500 Index, 35% Barclays Aggregate Bond Index, 10% MSCI EAFE Index NDTR D, 5% S&P 400 Midcap Stock Index, and 5% S&P Smallcap 600 Stock Index.

21

Calendar Year Total Returns (%) as of 12/31 each year (Class 2 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	8.57%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘11	-9.31%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Life of Account (12/30/2009)
Diversified Growth Account - Class 2	2.26%	6.87%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	7.84
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	7.09
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-2.47
S&P 400 Midcap Stock Index (reflects no deduction for fees, expenses, or taxes)	-1.73	10.83
S&P Smallcap 600 Stock Index (reflects no deduction for fees, expenses, or taxes)	1.02	12.16
Diversified Growth Custom Index (reflects no deduction for fees, expenses, or taxes)	2.67	7.36

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2009), Vice President
•	Randy L. Welch (since 2009), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

22

Diversified Income Account

Objective:	The Account seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(1)	0.01
Acquired Fund Fees and Expenses (2)	0.26
Total Annual Account Operating Expenses	0.57%

(1) Other expenses estimated for the year ending December 31, 2012.

(2) Acquired Fund Fees and Expenses are estimated for the year ended December 31, 2012.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Diversified Income Account - Class 2	$58	$183

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Account operates as a fund of funds and invests in underlying funds. In pursuing its investment objective, the Account typically allocates its assets, within predetermined percentage ranges, among the “underlying funds”: Funds of Principal Funds, Inc. ("PFI") (Institutional class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and Accounts of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 Shares) – the Bond Market Index and LargeCap S&P 500 Index Accounts. The Account generally allocates approximately 65% of its assets to the Bond Market Index Account for intermediate duration and approximately 35% to the equity index funds according to U.S. and non-U.S. market capitalizations. The percentages reflect the extent to which the Account normally invests in the particular market segment represented by the underlying funds, and the varying degrees of potential investment risk and reward represented by the Account's investments in those market segments and its underlying funds.

Without shareholder approval, Principal Management Corporation ("Principal"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve the Account’s investment objective. The assets of the Account are allocated among underlying funds in accordance with its investment objective, while considering Principal's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds.

23

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Account is re-balanced monthly.

The net asset value of the Account's shares is affected by changes in the value of the shares of the underlying funds it owns. The Account's investments are invested in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The Account’s underlying funds utilize derivative strategies. Specifically, the underlying funds invest in equity index futures and options to manage the equity exposure and Treasury futures to manage the fixed-income exposure.

Principal Risks

The Account may be an appropriate investment for investors seeking the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

The diversification of the Account is designed to cushion losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

24

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

No performance is shown because the Account has not yet had a calendar year of performance. The Account’s performance will be benchmarked against the Barclays U.S. Aggregate Bond Index.

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2012), Vice President
•	Randy L. Welch (since 2012), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

25

Diversified International Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.07%	0.07%
Total Annual Account Operating Expenses	0.89%	1.14%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Diversified International Account - Class 1	$ 91	$284	$493	$1,096
Diversified International Account - Class 2	116	362	628	1,386

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 68.5% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in equity securities of companies domiciled in any of the nations of the world, including those in countries with emerging markets, which are:

•	companies with their principal place of business or principal office outside the U.S. or
•	companies whose principal securities trading market is outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Western Europe, Canada, Australia, and New Zealand; however, the Account also invests in emerging market securities. The Account invests in equity securities of small, medium, and large market capitalization companies.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S., including emerging markets, who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.

The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

26

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	21.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-24.01%

27

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Diversified International - Class 1 (inception 05/02/1994)	-11.17%	-4.39%	5.46%
Diversified International - Class 2 (inception 01/08/2007)	-11.36	-4.64	5.21
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	4.67

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Paul H. Blankenhagen (since 2003), Portfolio Manager
•	Juliet Cohn (since 2004), Managing Director - Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

28

Equity Income Account

Objective:	The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—	—
Total Annual Account Operating Expenses	0.48%	0.73%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Equity Income Account - Class 1	$49	$154	$269	$604
Equity Income Account - Class 2	75	233	406	906

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 19.9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities. The Account usually invests in equity securities of companies with large market capitalizations (those included in the S&P 500 Index, which as of December 31, 2011 ranged between $1.57 billion and $401.25 billion), but also invests in equity securities of companies with medium market capitalizations (those included in the Russell Midcap® Index, which as of December 31, 2011 ranged between $117 million and $20.51 billion). The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account also invests in real estate investment trusts and securities of foreign issuers.

Principal Risks

The Account may be an appropriate investment for investors who seek dividends to generate income or to reinvest for growth and who can accept fluctuations in the value of investments and the risks of investing in real estate investment trust securities and foreign securities.

The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

29

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

30

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.89%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Equity Income Account - Class 1 (inception 04/28/1998)	5.44%	0.43%	6.09%
Equity Income Account - Class 2 (inception 05/01/2001)	5.17	0.19	5.82
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	0.39	-2.64	3.89

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager
•	David W. Simpson (since 2008), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

31

Government & High Quality Bond Account

Objective:	The Account seeks to provide a high level of current income consistent with safety and liquidity.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.51%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Government & High Quality Bond Account - Class 1	$52	$164	$285	$640
Government & High Quality Bond Account - Class 2	78	243	422	942

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 83.8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities. Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Barclays Fixed-Rate MBS Index, which as of December 31, 2011 was 2.9 years. The Account also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

32

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. On March 1, 2004, the investment policies of the predecessor Fund were modified. As a result, the predecessor Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

33

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘02	3.50%
Lowest return for a quarter during the period of the bar chart above:	Q2 ‘04	-1.26%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Government & High Quality Bond Account - Class 1 (inception 05/06/1993)	6.23%	5.96%	5.11%
Government & High Quality Bond Account - Class 2 (inception 11/06/2001)	5.90	5.67	4.85
Barclays MBS Fixed Rate Index (reflects no deduction for fees, expenses, or taxes)	6.32	6.61	5.72

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

34

Income Account

Objective:	The Account seeks to provide a high level of current income consistent with preservation of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—	—
Total Annual Account Operating Expenses	0.50%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Income Account - Class 1	$51	$160	$280	$628
Income Account - Class 2	77	240	417	930

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 17.8% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Barclays Aggregate Bond Index, which as of December 31, 2011 was 5.06 years. The Account also invests in foreign securities, including those from emerging markets, and real estate investment trust ("REIT") securities.

During the fiscal year ended December 31, 2011, the average ratings of the Account’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

26.62% in securities rated Aaa	36.34% in securities rated Baa	2.71% in securities rated Caa
2.17% in securities rated Aa	5.81% in securities rated Ba	0.05% in securities rated D
16.45% in securities rated A	8.38% in securities rated B	1.47% in securities not rated

35

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities, and real estate investment trust securities.

The value of your investment in the Account changes with the value of the Account 's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

36

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	7.98%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-4.21%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Income Account - Class 1 (inception 05/07/1993)	6.25%	6.91%	6.66%
Income Account - Class 2 (inception 11/06/2001)	6.05	6.67	6.40
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	John R. Friedl (since 2005), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

37

International Emerging Markets Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	1.25%
Other Expenses	0.15%
Total Annual Account Operating Expenses	1.40%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
International Emerging Markets Account - Class 1	$143	$443	$766	$1,680

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 86.8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies, which are:

•	companies with their principal place of business or principal office in emerging market countries or
•	companies whose principal securities trading market is an emerging market country.

Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or has a sovereign debt rating of BBB+ or lower based on the lower of S&P and Moody’s ratings). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe. The Account invests in equity securities of small, medium, and large market capitalization companies.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

38

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	29.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-29.34%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
International Emerging Markets - Class 1	-17.84%	1.07%	13.52%
MSCI Emerging Markets NDTR D Index (reflects no deduction for fees, expenses, or taxes)	-18.42	2.40	13.86

39

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Mihail Dobrinov (since 2007), Portfolio Manager
•	Mohammed Zaidi (since 2012), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

40

LargeCap Blend Account II

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Account Operating Expenses	0.77%	1.02%
Fee Waiver (1)	0.02%	0.02%
Total Annual Account Operating Expenses after Fee Waiver	0.75%	1.00%

(1)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2013. The fee waiver will reduce the Account's Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Blend Account II - Class 1	$ 77	$243	$425	$ 952
LargeCap Blend Account II - Class 2	102	322	561	1,245

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 42.5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2011, this range was between approximately $1.57 billion and $401.25 billion)) at the time of purchase. The Account also invests in securities of foreign issuers.

Employing a "blend" strategy, the Account 's assets are invested in equity securities with both growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Management Corporation invests between 10% and 40% of the Account 's assets in equity securities in an attempt to match or exceed the performance of the Account 's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account's benchmark index.

41

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an actively managed portfolio of equity securities, but who prefer investing in larger, established companies.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

42

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.08%
Lowest return for a quarter during the period of the bar chart above:	Q4‘ 08	-21.92%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (05/01/2002)
LargeCap Blend Account II - Class 1 (inception 05/01/2002)	-0.12%	-0.37%	3.34%
LargeCap Blend Account II - Class 2 (inception 01/08/2007)	-0.42	-0.63	3.11
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	3.57

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

ClearBridge Investments, LLC

•	Scott Glasser (since 2009), Co-Chief Investment Officer, Senior Portfolio Manager and Managing Director
•	Michael Kagan (since 2009), Senior Portfolio Manager and Managing Director

T. Rowe Price Associates, Inc.

•	Anna M. Dopkin (since 2007), Vice President
•	Ann M. Holcomb (since 2009), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

43

LargeCap Growth Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.69%	0.94%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Growth Account - Class 1	$70	$221	$384	$ 859
LargeCap Growth Account - Class 2	96	300	520	1,155

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 56.6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2011, this range was between approximately $117 million and $401.25 billion)) at the time of purchase. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

44

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	15.79%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.99%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Growth Account - Class 1 (inception 05/02/1994)	-4.23%	0.17%	2.00%
LargeCap Growth Account - Class 2 (inception 01/08/2007)	-4.50	-0.09	1.74
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	2.64	2.50	2.60

45

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Columbus Circle Investors

•	Thomas J. Bisighini (since 2009), Managing Director/Co-Portfolio Manager
•	Anthony Rizza (since 2005), Senior Managing Director/Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

46

LargeCap Growth Account I

Objective: The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.76%
Other Expenses	0.02%
Total Annual Account Operating Expenses	0.78%
Fee Waiver (1)	0.02%
Total Annual Account Operating Expenses after Fee Waiver	0.76%

(1)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2013. The fee waiver will reduce the Account's Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Growth Account I - Class 1	$78	$246	$431	$964

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 46.1% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations (those with market capitalization ranges similar to the companies in the Russell 1000® Growth Index (as of December 31, 2011, this range was between approximately $117 million and $401.25 billion)) at the time of purchase. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account also invests in securities of foreign companies.

Principal Management Corporation invests between 10% and 40% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Account's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account's benchmark index.

47

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	19.90%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.69%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Growth I - Class 1	-0.33%	3.25%	2.93%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	2.64	2.50	2.60

48

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

Brown Advisory, LLC

•	Kenneth M. Stuzin (since 2009), Partner and U.S. Large-Cap Growth Equity Portfolio Manager

T. Rowe Price Associates, Inc.

•	Robert W. Sharps, (since 2004), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

49

LargeCap S&P 500 Index Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.25%
Other Expenses	0.01%
Total Annual Account Operating Expenses	0.26%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap S&P 500 Index Account - Class 1	$27	$84	$146	$331

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 7.9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that compose the S&P 500 Index at the time of purchase. The Index is designed to represent U.S equities with risk/return characteristics of the large cap universe. As of December 31, 2011, the market capitalization range of the Index was between approximately $1.57 billion and $401.25 billion. The Account employs a passive investment approach designed to attempt to track the performance of the Index. The Account utilizes derivative strategies. Specifically, the Account invests in index futures and options and exchange-traded funds ("ETFs") on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:	“Standard & Poor's 500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

50

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.01%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap S&P 500 Index - Class 1	1.73%	-0.51%	2.60%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92

51

Management

Investment Advisor:    Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

52

LargeCap Value Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.60%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Account Operating Expenses	0.62%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Value Account - Class 1	$63	$199	$346	$774

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 113.9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2011 ranged between approximately $117 million and $401.25 billion) at the time of purchase. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account actively trades portfolio securities.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

53

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	15.93%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.55%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Value Account - Class 1	1.17%	-2.76%	3.09%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	0.39	-2.64	3.89

54

Management

Investment Advisor:    Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Arild Holm (since 2007), Portfolio Manager
•	Jeffrey A. Schwarte (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

55

MidCap Account (formerly known as MidCap Blend Account)

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.55%	0.80%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
MidCap Account - Class 1	$56	$176	$307	$689
MidCap Account - Class 2	82	255	444	990

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 28.9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap® Index (as of December 31, 2011, this range was between approximately $117 million and $20.51 billion) at the time of purchase. The Account invests in foreign securities.

The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

56

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	18.19%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-23.92%

57

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
MidCap Blend Account - Class 1 (inception 12/18/1987)	8.29%	5.39%	8.75%
MidCap Blend Account - Class 2 (inception 09/09/2009)	8.00	5.11	8.46
Russell Midcap Index (reflects no deduction for fees, expenses, or taxes)	-1.55	1.41	6.99

Management

Investment Advisor:    Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	K. William Nolin (since 2000), Portfolio Manager
•	Tom Rozycki (since 2012), Research Analyst

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

58

Money Market Account

Objective:	The Account seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—	—
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.46%	0.71%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Money Market Account - Class 1	$47	$148	$258	$579
Money Market Account - Class 2	73	227	395	883

Principal Investment Strategies

The Account seeks to maintain a stable net asset value of $1.00 per share by investing its assets in a portfolio of high quality, short-term money market instruments such as those issued by banks, corporations (U.S. and non-U.S.), municipalities and the U.S. government. Such instruments include certificates of deposit, bankers acceptances, commercial paper, treasury bills, bonds, and shares of other money market funds. The Account maintains a dollar weighted average portfolio maturity of 60 days or less. As with all mutual funds, the value of the Account's assets may rise or fall.

Principal Risks

The Account may be an appropriate investment for investors seeking monthly dividends without incurring much risk to principal.

An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. The principal risks of investing in the Account, in alphabetical order, are:

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

59

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘07	1.24%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘10	0.00%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Money Market Account - Class 1 (inception 03/18/1983)	0.00%	1.53%	1.80%
Money Market Account - Class 2 (inception 01/08/2007)	0.00	1.42	1.57
Barclays U.S. Treasury Bellwethers 3 Month Index (reflects no deduction for fees, expenses, or taxes)	0.11	1.55	1.99

60

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Tracy Reeg (since 2004), Portfolio Manager
•	Alice Robertson (since 2000), Trader and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

61

Principal Capital Appreciation Account

Objective:	The Account seeks to provide long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.64%	0.89%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal Capital Appreciation Account - Class 1	$65	$205	$357	$ 798
Principal Capital Appreciation Account - Class 2	91	284	493	1,096

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 10.3% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies.

The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

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Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	20.90%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.70%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Principal Capital Appreciation Account - Class 1 (inception 04/28/1998)	0.13%	1.68%	5.19%
Principal Capital Appreciation Account - Class 2 (inception 11/06/2001)	-0.15	1.42	4.93
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	3.51

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Management

Investment Advisor:    Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager
•	Philip M. Foreman (since 2002), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

64

Principal LifeTime Strategic Income Account

Objective:	The Account seeks current income, and as a secondary objective, capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.03%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.55%
Total Annual Account Operating Expenses	0.60%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime Strategic Income Account – Class 1	$61	$192	$335	$750

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 19.3% of the average value of its portfolio.

Principal Investment Strategies

The Account invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Account's asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

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The underlying funds invest in equity securities, growth and value stocks, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, investment companies (including index funds), real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

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Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

67

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Russell 3000 Index is used to show the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market. The MSCI EAFE Index NDTR D is used to show international stock performance. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2013, the weightings for the Principal LifeTime Strategic Income Blended Index were 19.45% Russell 3000 Index, 5.55% MSCI EAFE Index NDTR D, and 75.0% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	10.25%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-12.55%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime Strategic Income - Class 1	3.52%	1.26%	3.93%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.55
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	4.48
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	3.98
Principal LifeTime Strategic Income Blended Index (reflects no deduction for fees, expenses, or taxes)	5.97	5.00	5.69

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

68

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2004), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

69

Principal LifeTime 2010 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.03%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.60%
Total Annual Account Operating Expenses	0.64%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Account - Class 1	$65	$205	$357	$798

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 24.3% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

70

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

The underlying funds invest in equity securities, growth and value stocks, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

71

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

72

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Russell 3000 Index is used to show the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market. The MSCI EAFE Index NDTR D is used to show international stock performance. Performance of a blended index shows how the Fund’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2013, the weightings for the Principal LifeTime 2010 Blended Index were 31.35% Russell 3000 Index, 11.15% MSCI EAFE Index NDTR D, and 57.50% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.48%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-17.06%

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Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2010 - Class 1	1.44%	0.71%	4.12%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.55
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	4.48
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	3.98
Principal LifeTime 2010 Blended Index (reflects no deduction for fees, expenses, or taxes)	4.50	2.88	4.86

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2004), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

74

Principal LifeTime 2020 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.03%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.64%
Total Annual Account Operating Expenses	0.68%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2020 Account - Class 1	$69	$218	$379	$847

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 8.9% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

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In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

The underlying funds invest in equity securities, growth and value stocks, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate investment trusts, real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

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Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio's securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

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Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI EAFE Index NDTR D is used to show international stock performance. Performance of a blended index shows how the Account’s performance companies to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2013, the weightings for the Principal LifeTime 2020 Blended Index were 45.95% Russell 3000 Index, 16.80% MSCI EAFE Index NDTR D, and 37.25% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.15%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-18.82%

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Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2020 - Class 1	-1.07%	0.04%	4.31%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	4.48
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.55
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	3.98
Principal LifeTime 2020 Blended Index (reflects no deduction for fees, expenses, or taxes)	0.63	1.31	4.49

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2004), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

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Principal LifeTime 2030 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.03%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.66%
Total Annual Account Operating Expenses	0.70%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2030 Account - Class 1	$72	$224	$390	$871

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 13.2% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

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In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

The underlying funds invest in equity securities (including those with small and medium market capitalizations), growth and value stocks, fixed-income securities (including high yield or “junk” bonds), domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate investment trusts, real estate securities, derivatives, mortgage-backed and asset-backed securities, and U.S. government and U.S. government-sponsored securities.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

81

Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio's securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

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Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The MSCI EAFE Index NDTR D is used to show international stock performance. The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2013, the weightings for the Principal LifeTime 2030 Blended Index were 55.80% Russell 3000 Index, 20.45% MSCI EAFE Index NDTR D, and 23.75% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.66%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-20.20%

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Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2030 - Class 1	-2.22%	-0.51%	3.87%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	4.48
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.55
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	3.98
Principal LifeTime 2030 Blended Index (reflects no deduction for fees, expenses, or taxes)	-0.25	0.54	4.30

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2004), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

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Principal LifeTime 2040 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.03%
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.67%
Total Annual Account Operating Expenses	0.72%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2040 Account - Class 1	$74	$230	$401	$894

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 13.7% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

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In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

The underlying funds invest in equity securities (including those with small and medium market capitalizations), growth and value stocks, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate investment trusts, and derivatives.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

86

Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

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The MSCI EAFE Index NDTR D is used to show international stock performance. The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2013, the weightings for the Principal LifeTime 2040 Blended Index were 62.45% Russell 3000 Index, 24.35% MSCI EAFE Index NDTR D, and 13.20% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.52%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.31%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2040 - Class 1	-3.18%	-0.88%	3.87%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	4.48
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	3.98
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.55
Principal LifeTime 2040 Blended Index (reflects no deduction for fees, expenses, or taxes)	-1.22	-0.11	4.19

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2004), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

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Principal LifeTime 2050 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.03%
Other Expenses	0.04%
Acquired Fund Fees and Expenses	0.68%
Total Annual Account Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2050 Account - Class 1	$77	$240	$417	$930

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 19.7% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund.

Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

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In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

The underlying funds invest in equity securities (including those with small and medium market capitalizations), growth and value stocks, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate investment trusts, and derivatives.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

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Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

91

The MSCI EAFE Index NDTR D is used to show international stock performance. The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2013, the weightings for the Principal LifeTime 2050 Blended Index were 65.85% Russell 3000 Index, 27.10% MSCI EAFE Index NDTR D, and 7.05% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.92%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.08%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2050 - Class 1	-3.94%	-1.16%	3.74%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	1.03	-0.01	4.48
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	-12.14	-4.72	3.98
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.55
Principal LifeTime 2050 Blended Index (reflects no deduction for fees, expenses, or taxes)	-2.14	-0.51	4.25

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2004), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

92

Principal LifeTime 2060 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.11% (1)
Acquired Fund Fees and Expenses	0.69%
Total Annual Account Operating Expenses	0.83%
Expense Reimbursement (2)	0.01%
Total Annual Account Operating Expenses after Expense Reimbursement	0.82%

(1)	Based on estimated amounts for the current fiscal year.
(2)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account’s expenses attributable to Class 1 by paying, if necessary, expenses normally payable by the Account, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending April 30, 2014. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.13% for Class 1, excluding interest expense and Acquired Fund Fees and Expenses. It is expected that the expense limit will continue through the period disclosed; however, Principal Variable Contracts, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Principal LifeTime 2060 Account - Class 1	$84	$264

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real asset and alternative investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

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Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

The underlying funds invest in equity securities (including those with small and medium market capitalizations), growth and value stocks, fixed-income securities, domestic and foreign (including those in emerging markets) securities, securities denominated in foreign currencies, investment companies (including index funds), real estate investment trusts, and derivatives.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

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Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Target Date Fund Risk. There is no guarantee that this fund will provide adequate income at or through retirement.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk.  Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

95

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the Russell 3000 Index.

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2013), Vice President
•	Jeffrey R. Tyler (since 2013), Vice President
•	Randy L. Welch (since 2013), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Matthew Annenberg (since 2013), Managing Director, Asset Allocation
•	Dirk Laschanzky (since 2013), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

96

Real Estate Securities Account

Objective:	The Account seeks to generate a total return.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Account Operating Expenses	0.90%	1.15%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Real Estate Securities Account - Class 1	$ 92	$287	$498	$1,108
Real Estate Securities Account - Class 2	117	365	633	1,398

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 22.4% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. For this Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account invests in equity securities of small, medium, and large market capitalization companies.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.

The Account concentrates its investments (invest more than 25% of its net assets) in securities in the real estate industry.

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The Account is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Account's share price than would occur in a more diversified fund.

Principal Risks

The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

98

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	33.51%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-34.16%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Real Estate Securities Account - Class 1 (inception 05/01/1998)	8.93%	-0.49%	12.01%
Real Estate Securities Account - Class 2 (inception 01/08/2007)	8.72	-0.73	11.75
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	8.69	-1.51	10.16

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Real Estate Investors, LLC

•	Anthony Kenkel (since 2012), Portfolio Manager
•	Matt Richmond (since 2010), Portfolio Manager
•	Kelly D. Rush (since 2000), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

99

Short-Term Income Account

Objective:	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.50%	0.75%
Expense Reimbursement (1)	0.01%	0.01%
Total Annual Account Operating Expenses after Expense Reimbursement	0.49%	0.74%

(1)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to reduce the Account's expenses by 0.01% through the period ending April 30, 2013. It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Income Account - Class 1	$50	$159	$278	$627
Short-Term Income Account - Class 2	76	238	416	929

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 55.1% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Rating Service or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Barclays Credit 1-3 Year Index which as of December 31, 2011 was 1.99 years. The Account's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset-backed securities (including sub-prime mortgages), and real estate investment trust securities. The Account invests in securities denominated in foreign currencies and in securities of foreign issuers. The Account utilizes derivative strategies. Specifically, the Account invests in Treasury futures to manage fixed income exposure.

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

100

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Sub-Prime Mortgage Risk. The risk of default is generally higher in mortgage-related investments that include sub-prime mortgages.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

101

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	3.23%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-2.03%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
Short-Term Income Account - Class 1 (inception 01/12/1994)	1.37%	3.83%	3.91%
Short-Term Income Account - Class 2 (inception 11/06/2001)	0.95	3.56	3.67
Barclays Credit 1-3 Years Index (reflects no deduction for fees, expenses, or taxes)	1.75	4.68	4.33

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

102

SmallCap Blend Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.85%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.02%
Total Annual Account Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Blend Account - Class 1	$92	$287	$498	$1,108

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 69.1% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2011, this range was between approximately $20 million and $3.7 billion)) at the time of purchase.

The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

103

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	21.34%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-26.33%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Blend Account - Class 1	-1.47%	-0.77%	3.29%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	-4.18	0.15	5.62

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Phil Nordhus (since 2006), Portfolio Manager
•	Brian Pattinson (since 2011), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

104

SmallCap Growth Account II

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.06%	0.06%
Total Annual Account Operating Expenses	1.06%	1.31%
Fee Waiver (1)	0.02%	0.02%
Total Annual Account Operating Expenses after Fee Waiver	1.04%	1.29%

(1)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2013. The fee waiver will reduce the Account's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Growth Account II - Class 1	$106	$335	$582	$1,292
SmallCap Growth Account II - Class 2	131	413	716	1,577

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 94.3% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000® Growth Index (as of December 31, 2011, this range was between approximately $23 million and $3.7 billion)) at the time of purchase. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Principal Management Corporation invests between 10% and 40% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Account's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account's benchmark index.

105

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	21.45%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-28.78%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Growth Account II - Class 1 (inception 05/01/1998)	-4.39%	-0.24%	0.08%
SmallCap Growth Account II - Class 2 (inception 01/08/2007)	-4.70	-0.51	-0.21
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	-2.91	2.09	4.48

106

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

Emerald Advisers, Inc.

•	Joseph W. Garner (since 2005), Portfolio Manager and Director of Research
•	Kenneth G. Mertz II (since 1992), Portfolio Manager, Chief Investment Officer, and President
•	Stacey L. Sears (since 2002), Portfolio Manager and Senior Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

107

SmallCap Value Account I

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Account Operating Expenses	1.21%	1.46%
Fee Waiver and Expense Reimbursement (1) (2)	0.16%	0.16%
Total Annual Account Operating Expenses after Fee Waiver and Expense Reimbursement	1.05%	1.30%

(1)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2013. The fee waiver will reduce the Account's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

(2)	Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending April 30, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.99% for Class 1 shares and 1.24% for Class 2 shares. It is expected that the expense limit will continue through the period disclosed; however, Principal Variable Contracts, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Value Account I - Class 1	$107	$363	$644	$1,447
SmallCap Value Account I - Class 2	132	441	777	1,728

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 72.2% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of December 31, 2011, this range was between approximately $20 million and $3.7 billion)) at the time of purchase. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account invests in real estate investment trusts.

108

Principal Management Corporation invests between 10% and 40% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Account's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account's benchmark index.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	23.76%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.12%

109

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Value Account I - Class 1 (inception 05/01/1998)	-3.66%	-2.73%	6.37%
SmallCap Value Account I - Class 2 (inception 01/08/2007)	-3.89	-2.94	6.15
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	-5.50	-1.87	6.40

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

J.P. Morgan Investment Management, Inc.

•	Phillip D. Hart (since 2012), Executive Director
•	Dennis S. Ruhl (since 2001), Managing Director, head of the U.S. Behavioral Finance Small Cap Equity Group

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

110

Strategic Asset Management (“SAM”) Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.59%	0.59%
Total Annual Account Operating Expenses	0.83%	1.08%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Flexible Income Portfolio - Class 1	$ 85	$265	$460	$1,025
SAM Flexible Income Portfolio - Class 2	110	343	595	1,317

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 20.6% of the average value of its portfolio.

Principal Investment Strategies

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Generally invests between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as mortgage-backed securities, government and government-sponsored securities, corporate bonds and preferred securities)
•	Generally invests between 5% and 45% of its assets in equity funds, and less than 30% in any one equity fund (equity funds that generally invest in domestic and foreign (including emerging markets) equity securities) and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer enhanced diversification beyond traditional equity securities and fixed-income securities)

111

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

112

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The S&P 500 Index is used to show performance of the large cap U.S. equity market. Performance of a blended index shows how the Portfolio’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 25/75 are 25% S&P 500 Index and 75% Barclays Aggregate Bond Index. Effective June 30, 2013, the Portfolio will use a new blended index, the SAM Flexible Income Blended Index. The weightings for SAM Flexible Income Blended Index are 20% Russell 3000 Index, 5% MSCI EAFE Index NDTR D and 75% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

113

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	10.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-6.95%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Flexible Income Portfolio - Class 1 (inception 09/09/1997)	3.39%	4.63%	5.49%
SAM Flexible Income Portfolio - Class 2 (inception 11/06/2001)	3.13	4.36	5.23
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)
Capital Benchmark (25/75) (reflects no deduction for fees, expenses or taxes)	6.64	5.13	5.33
SAM Flexible Income Blended Index (reflects no deduction for fees, expenses, or taxes)

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and

•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

114

Strategic Asset Management (“SAM”) Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.61%	0.61%
Total Annual Account Operating Expenses	0.85%	1.10%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Conservative Balanced Portfolio - Class 1	$ 87	$271	$471	$1,049
SAM Conservative Balanced Portfolio - Class 2	112	350	606	1,340

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 20.8% of the average value of its portfolio.

Principal Investment Strategies

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Generally invests between 40% and 80% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as mortgage-backed securities, government and government-sponsored securities, and corporate bonds)
•	Generally invests between 20% and 60% of its assets in equity funds, and less than 30% in any one equity fund (equity funds that generally invest in domestic and foreign (including emerging markets) equity securities) and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer enhanced diversification beyond traditional equity securities and fixed-income securities)

115

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

116

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies. The predecessor fund’s performance between 1999 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The S&P 500 Index is used to show performance of the large cap U.S. equity market. Performance of a blended index shows how the Portfolio’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 40/60 are 40% S&P 500 Index and 60% Barclays Aggregate Bond Index. Effective June 30, 2013, the Portfolio will use a new blended index, the SAM Conservative Balanced Blended Index. The weightings for SAM Conservative Balanced Blended Index are 30% Russell 3000 Index, 10% MSCI EAFE Index NDTR D and 60% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	11.00%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-10.39%

117

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Balanced Portfolio - Class 1 (inception 04/23/1998)	2.29%	3.79%	5.43%
SAM Conservative Balanced Portfolio - Class 2 (inception 11/06/2001)	1.97	3.54	5.17
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)
Capital Benchmark (40/60) (reflects no deduction for fees, expenses, or taxes)	5.84	4.20	4.97
SAM Conservative Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

118

Strategic Asset Management (“SAM”) Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—	—
Acquired Fund Fees and Expenses	0.64%	0.64%
Total Annual Account Operating Expenses	0.87%	1.12%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Balanced Portfolio - Class 1	$ 89	$278	$482	$1,073
SAM Balanced Portfolio - Class 2	114	356	617	1,363

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 14.2% of the average value of its portfolio.

Principal Investment Strategies

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Generally invests between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as mortgage-backed securities, government and government-sponsored securities, and corporate bonds)
•	Generally invests between 40% and 80% of its assets in equity funds, and less than 30% in any one equity fund (equity funds that generally invest in domestic and foreign (including emerging markets) equity securities) and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer enhanced diversification beyond traditional equity securities and fixed-income securities)

119

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

120

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Portfolio’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 60/40 are 60% S&P 500 Index and 40% Barclays Aggregate Bond Index. Effective June 30, 2013, the Portfolio will use a new blended index, the SAM Balanced Blended Index. The weightings for SAM Balanced Blended Index are 45% Russell 3000 Index, 15% MSCI EAFE Index NDTR D and 40% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated. Effective June 30, 2013, the Portfolio’s primary benchmark will change from the S&P 500 Index to the Russell 3000 Index because the Russell 3000 Index is a better benchmark for the Portfolio’s performance due to the market capitalizations it represents.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	13.21%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-14.58%

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Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Balanced Portfolio - Class 1 (inception 06/03/1997)	0.99%	2.65%	5.12%
SAM Balanced Portfolio - Class 2 (inception 11/06/2001)	0.73	2.40	4.86
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)
Capital Benchmark (60/40) (reflects no deduction for fees, expenses, or taxes)	4.69	2.84	4.40
SAM Balanced Blended Index (reflects no deduction for fees, expenses, or taxes)

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

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Strategic Asset Management (“SAM”) Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.68%	0.68%
Total Annual Account Operating Expenses	0.92%	1.17%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Conservative Growth Portfolio – Class 1	$ 94	$293	$509	$1,131
SAM Conservative Growth Portfolio - Class 2	119	372	644	1,420

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 24.2% of the average value of its portfolio.

Principal Investment Strategies

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Generally invests between 0% and 40% of its assets in fixed-income funds, and less than 30% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as mortgage-backed securities, government and government-sponsored securities, and corporate bonds)
•	Generally invests between 60% and 100% of its assets in equity funds, and less than 40% in any one equity fund (equity funds that generally invest in domestic and foreign (including emerging markets) equity securities) and

•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer enhanced diversification beyond traditional equity securities and fixed-income securities)

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The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Agency or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

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U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The Barclays Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Portfolio’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 80/20 are 80% S&P 500 Index and 20% Barclays Bond Index. Effective June 30, 2013, the Portfolio will use a new blended index, the SAM Conservative Growth Blended Index. The weightings for SAM Conservative Growth Blended Index are 60% Russell 3000 Index, 20% MSCI EAFE Index NDTR D and 20% Barclays Aggregate Bond Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated. Effective June 30, 2013, the Portfolio’s primary benchmark will change from the S&P 500 Index to the Russell 3000 Index because the Russell 3000 Index is a better benchmark for the Portfolio’s performance due to the market capitalizations it represents.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.61%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.24%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Growth Portfolio - Class 1 (inception 06/03/1997)	-0.45%	1.06%	4.40%
SAM Conservative Growth Portfolio - Class 2 (inception 11/06/2001)	-0.63	0.81	4.15
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84	6.50	5.78
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)
Capital Benchmark (80/20) (reflects no deduction for fees, expenses, or taxes)	3.45	1.36	3.72
SAM Conservative Growth Blended Index (reflects no deduction for fees, expenses, or taxes)

125

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

126

Strategic Asset Management (“SAM”) Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.73%	0.73%
Total Annual Account Operating Expenses	0.97%	1.22%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SAM Strategic Growth Portfolio - Class 1	$ 99	$309	$536	$1,190
SAM Strategic Growth Portfolio - Class 2	124	387	670	1,477

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 23.3% of the average value of its portfolio.

Principal Investment Strategies

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds, Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Could invest between 0% and 25% of its assets in fixed-income funds (most likely between 0% and 10%), and generally less than 25% in any one fixed-income fund (fixed-income funds that generally invest in fixed income instruments such as mortgage-backed securities, government and government-sponsored securities, and corporate bonds)
•	Generally invests between 75% and 100% of its assets in equity funds, and less than 50% in any one equity fund (equity funds that generally invest in domestic and foreign (including emerging markets) equity securities) and

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•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund (specialty funds that generally offer unique combinations of traditional equity securities and fixed-income securities or that use alternative investment strategies that aim to offer enhanced diversification beyond traditional equity securities and fixed-income securities)

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. The Portfolio operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The principal risks of investing in the Portfolio that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Portfolio that are inherent in the underlying funds, in alphabetical order, are:

Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

128

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses. Performance reflects the performance of the predecessor fund, and performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Effective June 30, 2013, the Portfolio will use a blended index, the SAM Strategic Growth Blended Index. The weightings for SAM Strategic Growth Blended Index are 70% Russell 3000 Index, 25% MSCI EAFE Index NDTR D and 5% Barclays Aggregate Bond Index. Effective June 30, 2013, the Portfolio’s primary benchmark will change from the S&P 500 Index to the Russell 3000 Index because the Russell 3000 Index is a better benchmark for the Portfolio’s performance due to the market capitalizations it represents.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	16.85%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.38%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
SAM Strategic Growth Portfolio - Class 1 (inception 06/03/1997)	-1.90%	-0.04%	3.79%
SAM Strategic Growth Portfolio - Class 2 (inception 11/06/2001)	-2.12	-0.27	3.56
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
SAM Strategic Growth Blended Index (reflects no deduction for fees, expenses, or taxes)

129

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

130

CERTAIN INFORMATION COMMON TO ALL ACCOUNTS

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Each Account's investment objective is described in the summary section for each Account. The summary section also describes each Account's principal investment strategies, including the types of securities in which each Account invests, and the principal risks of investing in each Account. The principal investment strategies are not the only investment strategies available to each Account, but they are the ones each Account primarily uses to achieve its investment objective.

The Board of Directors may change each Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to an Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that each Account will meet its objective.

The investment strategies identified in this section provide specific information about each Account, but there are some general principles Principal Management Corporation (“Principal”) and/or the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, Principal and/or the sub-advisors may consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, and the current price of its securities relative to their perceived worth and relative to others in its industry. When making decisions about whether to buy or sell fixed-income investments, Principal and/or the sub-advisors may consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.

Each Account is designed to be a portion of an investor's portfolio. No Account is intended to be a complete investment program. Investors should consider the risks of the Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in each Account.

The following table lists each Account and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable to each Account. The risks described below for the Accounts that operate as fund of funds - Principal LifeTime Accounts, the Strategic Asset Management ("SAM") Portfolios, Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account - are risks at both the fund of funds level and underlying funds level. These Accounts are also subject to the risks of the underlying funds in which they invest. An Account is subject to Risk of Being an Underlying Fund to the extent that a fund of funds invests in the Account. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks. The term “Account,” as used in this section, includes any of the underlying funds of Principal Funds, Inc. in which the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Growth Account, or Diversified Income Account may invest from time to time, at the discretion of Principal or the Sub-Advisor.

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INVESTMENT STRATEGIES AND RISKS	ASSET ALLOCATION	BALANCED	BOND & MORTGAGE SECURITIES	BOND MARKET INDEX	DIVERSIFIED BALANCED	DIVERSIFIED GROWTH
Asset-Backed Securities & Mortgage-Backed Securities	Non-Principal	Principal	Principal	Principal	Principal	Principal
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Derivatives	Principal	Non-Principal	Principal	Non-Principal	Principal	Principal
Equity Securities	Principal	Principal	Not Applicable	Not Applicable	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Principal	Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Non-Principal	Principal	Non-Principal	Non-Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal	Principal
Hedging	Principal	Non-Principal	Principal	Not Applicable	Non-Principal	Non-Principal
High Yield Securities	Principal	Principal	Principal	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Principal	Principal	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable(2)	Not Applicable(2)	Not Applicable(2)
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Principal	Principal	Principal	Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Principal	Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Principal	Non-Principal	Non-Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Not Applicable	Principal	Principal	Principal (3)	Principal (3)

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Account may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

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INVESTMENT STRATEGIES AND RISKS	DIVERSIFIED INCOME	DIVERSIFIED INTERNATIONAL	EQUITY INCOME	GOVERNMENT & HIGH QUALITY BOND	INCOME
Asset-Backed Securities & Mortgage-Backed Securities	Principal	Not Applicable	Not Applicable	Principal	Principal
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Derivatives	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Not Applicable	Non-Principal
Exchange Traded Funds (ETFs)	Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Fixed-Income Securities	Principal	Non-Principal	Non-Principal	Principal	Principal
Foreign Securities	Non-Principal	Principal	Principal	Not Applicable	Principal
Fund of Funds	Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Principal
Index Funds	Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable(2)	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal	Non-Principal	Principal
Real Estate Securities	Principal	Non-Principal	Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Principal	Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal (3)	Principal	Principal	Principal	Principal

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

133

INVESTMENT STRATEGIES AND RISKS	INTERNATIONAL EMERGING MARKETS	LARGECAP BLEND II	LARGECAP GROWTH	LARGECAP GROWTH I	LARGECAP S&P 500 INDEX
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Foreign Securities	Principal	Principal	Non-Principal	Principal	Not Applicable
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable(2)
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Principal	Principal	Principal

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Account may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

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INVESTMENT STRATEGIES AND RISKS	LARGECAP VALUE	MIDCAP	MONEY MARKET	PRINCIPAL CAPITAL APPRECIATION	PRINCIPAL LIFETIME STRATEGIC INCOME
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Principal
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Principal
Equity Securities	Principal	Principal	Not Applicable	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Principal	Non-Principal	Principal
Foreign Securities	Non-Principal	Principal	Principal	Non-Principal	Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal
Hedging	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Portfolio Turnover	Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Principal	Not Applicable	Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Not Applicable	Principal	Principal (3)

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

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INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2010	PRINCIPAL LIFETIME 2020	PRINCIPAL LIFETIME 2030	PRINCIPAL LIFETIME 2040	PRINCIPAL LIFETIME 2050	PRINCIPAL LIFETIME 2060
Asset-Backed Securities & Mortgage-Backed Securities	Principal	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Principal	Principal	Principal	Principal	Principal	Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal	Principal	Principal
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Principal	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Index Funds	Principal	Principal	Principal	Principal	Principal	Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Principal	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal	Principal	Principal	Principal
Real Estate Securities	Principal	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal (3)	Principal (3)	Principal (3)	Principal (3)	Principal (3)	Principal (3)

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

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INVESTMENT STRATEGIES AND RISKS	REAL ESTATE SECURITIES	SHORT-TERM INCOME	SMALLCAP BLEND	SMALLCAP GROWTH II	SMALLCAP VALUE I
Asset-Backed Securities & Mortgage-Backed Securities	Non-Principal	Principal	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Not Applicable	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Principal	Principal	Non-Principal	Non-Principal	Principal
Real Estate Securities	Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Non-Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Not Applicable	Not Applicable	Not Applicable

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

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INVESTMENT STRATEGIES AND RISKS	SAM FLEXIBLE INCOME	SAM CONSERVATIVE BALANCED	SAM BALANCED	SAM CONSERVATIVE GROWTH	SAM STRATEGIC GROWTH
Asset-Backed Securities & Mortgage-Backed Securities	Principal	Principal	Principal	Non-Principal	Non-Principal
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Principal	Principal	Principal
Foreign Securities	Principal	Principal	Principal	Principal	Principal
Fund of Funds	Principal	Principal	Principal	Principal	Principal
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Principal	Principal	Principal	Principal	Non-Principal
Index Funds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Short Sales	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal(3)	Principal(3)	Principal(3)	Principal(3)	Principal(3)

(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(3)	A fund of funds is subject to the risks of the underlying funds in which it invests, and the underlying funds are subject to the risk of being an underlying fund.

Asset-Backed Securities and Mortgage-Backed Securities

Asset-backed securities (“ABS”) are fixed income instruments secured by and payable from assets such as installment sales or loan contract (such as auto, home equity, or student loans) receivables, leases, credit card receivables, and other receivables. Mortgage-backed securities (“MBS”) represent interests in underlying pools of mortgages. Some can be commercial mortgage-backed securities, which are secured by commercial or multi-family properties (“CMBS”). Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. To the extent that the mortgages underlying mortgage-backed securities or asset-backed securities are sub-prime mortgages (mortgages granted to borrowers

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whose credit histories would not support conventional mortgages), the risk of default is higher. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Bank Loans (also known as Senior Floating Rate Interests)

Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by the fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

Convertible Securities

Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives

A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain

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derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements (not as a principal investment strategy), which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction Principal Management Corporation (“Principal”) and/or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;
•	the possibility that the counterparty may fail to perform its obligations; and
•	the inability to close out certain hedged positions to avoid adverse tax consequences.

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Forward and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

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Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Equity Securities

Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Exchange Traded Funds ("ETFs")

Generally, ETFs invest in a portfolio of securities, but they may also invest in other assets, such as securities indices, government bonds, or currencies. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•	Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
•	Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

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Foreign Securities

Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or
•	companies whose principal securities trading market is outside the U.S.

Depending on the fund, the fund may invest in securities of developed markets, developing (also called "emerging") markets, or both. Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or has a sovereign debt rating of BBB+ or lower based on the lower of S&P and Moody’s ratings). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.

Investments in companies of developing (also called "emerging") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

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•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Fund of Funds

The performance and risks of the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account and each Principal LifeTime Account and Strategic Asset Management ("SAM") Portfolio (singly, "a fund of funds" and collectively, "the funds of funds") directly correspond to the performance and risks of the underlying funds in which the Account or Portfolio invests. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

As of December 31, 2011, the assets of the Diversified Balanced Account, Diversified Growth Account, Principal LifeTime Accounts and SAM Portfolios were allocated among the underlying funds as identified in the tables below.

Underlying Fund	Diversified Balanced Account	Diversified Growth Account
Bond Market Index Fund	50.0%	35.0%
International Equity Index Fund	7.0%	10.0%
LargeCap S&P 500 Index Account	35.0%	45.0%
MidCap S&P 400 Index Fund	4.0%	5.0%
SmallCap S&P 600 Index Fund	4.0%	5.0%
Total	100.0%	100.0%

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Underlying Fund	Principal LifeTime 2010 Account	Principal LifeTime 2020 Account	Principal LifeTime 2030 Account	Principal LifeTime 2040 Account	Principal LifeTime 2050 Account	Principal LifeTime Strategic Income Account
Bond & Mortgage Securities Account	12.6%	10.6%	6.4%	3.4%	1.3%	15.7%
Bond Market Index Fund	3.9%	2.7%	1.7%	1.1%	0.6%	4.9%
Core Plus Bond Fund I	12.0%	10.3%	6.2%	3.2%	1.4%	15.4%
Diversified International Fund	2.5%	4.6%	5.2%	5.6%	6.5%	1.0%
Diversified Real Asset Fund	3.9%	2.8%	2.1%	1.6%	1.3%	4.7%
Global Diversified Income Fund	4.3%	1.2%	—	—	—	6.2%
Global Multi-Strategy Fund	1.3%	1.2%	1.2%	1.2%	1.2%	1.2%
Global Real Estate Securities Fund	—	0.1%	0.5%	2.1%	2.3%	—
High Yield Fund I	3.5%	5.9%	7.4%	6.2%	5.4%	1.9%
Inflation Protection Fund	11.3%	0.3%	—	—	—	16.1%
International Emerging Markets Fund	1.7%	2.8%	3.7%	3.9%	4.2%	0.7%
International Equity Index Fund	1.3%	2.1%	2.2%	2.9%	3.4%	0.7%
International Fund I	2.0%	2.6%	3.0%	3.5%	3.9%	0.9%
International Value Fund I	2.7%	4.4%	5.3%	6.0%	7.0%	1.0%
LargeCap Growth Account	3.2%	4.4%	5.9%	6.4%	6.9%	1.5%
LargeCap Growth Account I	6.0%	10.1%	11.2%	12.5%	12.8%	3.1%
LargeCap S&P 500 Index Account	3.8%	6.5%	6.6%	7.6%	7.7%	1.9%
LargeCap Value Account	3.2%	4.5%	5.8%	6.2%	6.5%	1.6%
LargeCap Value Fund I	6.0%	8.8%	10.1%	11.6%	12.2%	2.7%
MidCap Growth Fund III	1.4%	1.7%	2.2%	2.3%	2.6%	0.8%
MidCap Value Fund I	1.2%	1.6%	2.1%	2.2%	2.4%	0.8%
Preferred Securities Fund	2.1%	2.7%	2.2%	2.6%	2.4%	1.9%
Real Estate Securities Account	0.3%	4.0%	4.6%	3.0%	2.9%	—
Short-Term Income Account	7.0%	—	—	—	—	13.8%
SmallCap Growth Fund I	1.4%	2.3%	2.2%	2.7%	2.8%	0.8%
SmallCap Value Fund II	1.4%	1.8%	2.2%	2.2%	2.3%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

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Underlying Fund	Balanced Portfolio	Conservative Balanced Portfolio	Conservative Growth Portfolio	Flexible Income Portfolio	Strategic Growth Portfolio
Diversified International Account	8.2%	5.2%	10.4%	2.5%	11.9%
Diversified Real Asset Fund	—	—	1.9%	—	—
Equity Income Account	18.2%	9.9%	21.8%	7.4%	21.9%
Global Diversified Income Fund	1.9%	2.8%	—	5.6%	—
Global Multi-Strategy Fund	1.4%	1.1%	1.8%	—	—
Global Real Estate Securities Fund	0.6%	0.5%	1.3%	1.2%	2.1%
Government & High Quality Bond Account	12.6%	19.2%	5.0%	22.5%	0.8%
High Yield Fund	2.9%	3.5%	1.8%	3.7%	—
Income Account	13.5%	22.2%	5.6%	26.1%	—
Inflation Protection Fund	0.3%	1.2%	—	—	—
International Emerging Markets Account	2.0%	1.1%	2.4%	0.8%	3.8%
LargeCap Blend Fund II	2.7%	2.7%	3.7%	2.0%	5.7%
LargeCap Growth Account	5.5%	3.6%	6.0%	1.5%	7.6%
LargeCap Growth Fund II	3.0%	2.6%	4.5%	1.9%	5.1%
LargeCap Value Account	2.7%	2.9%	4.9%	1.9%	4.3%
LargeCap Value Fund III	3.6%	2.5%	5.7%	1.7%	5.8%
MidCap Account	2.9%	1.9%	3.9%	1.5%	4.6%
MidCap Growth Fund III	0.4%	0.2%	0.3%	—	3.0%
Preferred Securities Fund	2.2%	3.3%	0.7%	5.4%	—
Principal Capital Appreciation Account	7.4%	5.5%	9.5%	1.9%	12.0%
Real Estate Securities Account	0.5%	0.3%	0.1%	0.8%	0.5%
Short-Term Income Account	1.9%	4.6%	0.7%	8.0%	—
SmallCap Growth Fund I	2.8%	1.3%	3.9%	0.8%	5.4%
SmallCap Value Fund II	1.1%	0.6%	1.5%	—	2.6%
Small-MidCap Dividend Income Fund	1.7%	1.3%	2.6%	2.8%	2.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Each fund of funds indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the Underlying Funds.

If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing a fund targeting an earlier date represents a more conservative choice; choosing a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

There are five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. The SAM Portfolios share the same risks but often with different levels of exposure. In general, relative to the other Portfolios:

•	the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk,
•	the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk,
•	the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk,
•	the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk, and

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•	the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until its sub-advisor determines that it is appropriate to dispose of them.

Hedging

The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

High Yield Securities

Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase. Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.

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Index Funds

Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.

Industry Concentration

A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.

Initial Public Offerings ("IPOs")

An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Leverage

If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

•	Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective.

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Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.

•	Passive Management: Index funds use a passive, or indexing, investment approach. Index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and options on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk

The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.

Master Limited Partnerships

Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.

Municipal Obligations and AMT-Subject Bonds

The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Information" for a discussion of the tax consequences of investing in the fund.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.

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Portfolio Turnover

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.

No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests.

Preferred Securities

Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in a fund that invests in preferred securities are more similar to those associated with a bond fund than a stock fund.

Real Estate Investment Trusts

Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities

Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets and mining, lumber and paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

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Repurchase Agreements

Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Royalty Trusts

A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Short Sales

A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a fund borrows the security, the fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.

Small and Medium Market Capitalization Companies

Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

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There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

The Money Market Account may invest in high-quality money market securities at any time.

Underlying Funds

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2011, the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, and Diversified Growth Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below.

Bond & Mortgage Securities Account	11.40%
Diversified International Account	29.35%
Equity Income Account	41.90%
Government & High Quality Bond Account	45.23%
Income Account	92.68%
International Emerging Markets Account	22.57%
LargeCap Growth Account	54.95%
LargeCap Growth Account I	15.96%
LargeCap S&P 500 Index Account	80.07%
LargeCap Value Account	33.61%
MidCap Account	8.71%
Principal Capital Appreciation Account	79.14%
Real Estate Securities Account	14.26%
Short-Term Income Account	22.07%

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, 650 8th Street, Des Moines, Iowa 50392.

Principal provides investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I. The remaining assets in each of these Accounts will be managed by the sub-advisor(s) named in the prospectus.

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Principal provides these investment advisory services through a portfolio manager who functions as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager has access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager also has access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system. Mariateresa Monaco is the lead portfolio manager for the 10-40% of the assets to which Principal provides investment advisory services.

Mariateresa Monaco. Ms. Monaco has worked as a portfolio manager for Principal since 2009. Previously, she worked as a portfolio manager for Principal Global Investors, LLC, where she worked as a portfolio manager since 2005. She earned a master’s degree in electrical engineering from Politecnico di Torino, Italy, a master’s degree in electrical engineering from Northeastern University, and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

Principal provides investment advisory services to the Diversified Balanced, Diversified Growth, and Diversified Income Accounts. The portfolio managers are James W. Fennessey and Randy L. Welch. They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to assist in providing those investment advisory services. The portfolio managers Principal has appointed for each Principal LifeTime Account are James Fennessey, Jeffrey Tyler, and Randy Welch. The portfolio managers PGI has appointed for each Principal LifeTime Account are Matthew Annenberg and Dirk Laschanzky. Messrs, Fennessey, Tyler, Welch, Annenberg, and Laschanzky work as a team, sharing day-to-day management of the Principal LifeTime Accounts; however, Mr. Tyler has ultimate decision making authority.

James W. Fennessey. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a B.S. in business administration, with an emphasis in finance, and a minor in economics. He has earned the right to use the Chartered Financial Analyst designation.

Jeffrey R. Tyler. Mr. Tyler joined Principal in 2011. Prior to that, Mr. Tyler was the Chief Investment Officer at EXOS Partners. From 1988-2009, Mr. Tyler was a Senior Vice President, Senior Portfolio Manager, and Manager of Taxable Fixed Income for American Century. He earned a B.A. in business economics and accounting from the University of California, Santa Barbara and a Master of Management in finance and economics from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Tyler has earned the right to use the Chartered Financial Analyst designation.

Randy L. Welch. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an M.B.A. from Drake University.

Cash Management Program

Each account has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, accounts receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the accounts’ portfolios, in money market investments and in stock index futures contracts based on the account’s market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Accounts. Principal will implement a cash management program for the following Accounts: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I.

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The Sub-Advisors

Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service to the portion of the assets of a specific Account or Portfolio allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

Some of the Sub-Advisors may enter into co-employee agreements, investment service agreements, dual employee agreements, or other similar agreements with advisers with which they are affiliated. Through the agreements, the Sub-Advisor’s portfolio manager usually is accorded access to the portfolio management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff of the affiliated investment advisory firm. Likewise, through the agreements, the portfolio manager usually has access to the trading staff and trade execution capabilities along with the order management system, pre- and post-trade compliance system, portfolio accounting system and portfolio accounting system and performance attribution and risk management system of the affiliated investment advisory firm.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, a team at Principal, consisting of Jessica Bush, James Fennessey and Randy Welch, determines the portion of the Account’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times, existing Account assets may be reallocated among Sub-Advisors.

Jessica S. Bush. Ms. Bush, Senior Research Analyst, joined the Principal Financial Group in 2006. Prior to joining the Principal Financial Group she spent over three years at Putnam Investments. She is a member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the sub-advisors under the due diligence program that monitors investment managers used by the Principal Funds. Ms. Bush earned a bachelor’s degree in business administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.

The Account summaries identified the portfolio managers and the Accounts they manage. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Account.

Sub-Advisor:	Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, is a registered investment adviser and wholly-owned subsidiary of Brown Advisory Management, LLC.

Brown is the sub-advisor for a portion of the assets of the LargeCap Growth Account I.

Kenneth M. Stuzin has been with Brown since 1996. He earned a B.A. and an M.B.A. from Columbia University. Mr. Stuzin has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	ClearBridge Investments, LLC (“ClearBridge”), 620 8th Avenue, New York, NY 10018, formed in 2005, is a wholly-owned subsidiary of Legg Mason, Inc.

ClearBridge is the sub-advisor for a portion of the assets of the LargeCap Blend Account II.

Michael Kagan is lead portfolio manager for the mandate, along with Scott Glasser. As portfolio managers, they are aware of any and all activity in the portfolio, and share full authority for all purchase and sell decisions.

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Scott Glasser joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Smith Barney Asset Management. He earned a B.A. from Middlebury College and an M.B.A. from Pennsylvania State University.

Michael Kagan joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Kagan was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Salomon Brothers Asset Management. He earned a B.A. from Harvard College.

Sub-Advisor:	Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, CT 06902, founded in 1975, is an affiliate of PGI and a member of the Principal Financial Group.

CCI is the sub-advisor for the LargeCap Growth Account.

Anthony Rizza is the lead portfolio manager, and Thomas J. Bisighini, as co-portfolio manager, has responsibility for research and supports Mr. Rizza on the day-to-day management of the Account.

Thomas J. Bisighini has been with CCI since 2004. He earned a B.S. from Bentley College and an M.B.A. in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation.

Anthony Rizza has been with CCI since 1991. He earned a B.S. in business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”), 601 Union Street, Suite 2200, Seattle, WA 98101-1377, is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.

Edge is the sub-advisor for the Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, and Short-Term Income Accounts and the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Growth Portfolios.

When more than one portfolio manager is identified as being responsible for the day-to day portfolio management, the portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Charles D. Averill previously was a senior quantitative analyst and has worked at Edge since 1990. He earned a bachelor’s degree in economics from Reed College and an M.A. in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in finance from the University of Washington and an M.B.A. from New York University.

Jill R. Cuniff became President of Edge in 2009 and became a portfolio manager in 2010. Prior to becoming the President of Edge, Ms. Cuniff was the President of Morley Financial. She earned a bachelor’s degree in business finance from Montana State University.

Philip M. Foreman has been with Edge since 2002. He earned a bachelor’s degree in economics from the University of Washington and an M.B.A. from the University of Puget Sound. Mr. Foreman has earned the right to use the Chartered Financial Analyst designation.

John R. Friedl has been with Edge since 1998. He earned a B.A. in communications and history from the University of Washington and a master's degree in finance from Seattle University. Mr. Friedl has earned the right to use the Chartered Financial Analyst designation.

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Todd A. Jablonski has been with Edge since 2010. Previously, he was an Executive Director and Portfolio Manager at UBS. Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management. He earned a bachelor’s degree in economics from the University of Virginia and an M.B.A. with an emphasis in quantitative finance from New York University's Stern School of Business. Mr. Jablonski has earned the right to use the Chartered Financial Analyst designation.

Ryan P. McCann has been a portfolio manager for Edge since 2010. Previously, he was a portfolio manager and trader of structured mortgage products for Columbia Asset Management. He earned a B.A. in business administration from Washington State University. Mr. McCann has earned the right to use the Chartered Financial Analyst designation.

Scott J. Peterson has been with Edge since 2002. He earned a bachelor’s degree in mathematics from Brigham Young University and an M.B.A. from New York University’s Stern School of Business. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation.

David W. Simpson has been with Edge since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.

Greg L. Tornga joined Edge in 2011. Previously, Mr. Tornga worked at Payden & Rygel Investment Management in Los Angeles. He earned a bachelor’s degree from the University of Michigan and an MBA from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”), 3175 Oregon Pike, Leola, PA 17540, is a wholly owned subsidiary of Emerald Asset Management incorporated in 1991.

Emerald is the sub-advisor for a portion of the assets of the SmallCap Growth Account II.

The portfolio managers work as a team. Each person has the authority to make buy and sell decisions for the portfolio. Each also has sector-specific research responsibilities as well.

Joseph W. Garner has been with Emerald since 1994. He earned a B.A. in economics from Millersville University and an M.B.A. from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II has been with Emerald since 1992. He earned a B.A. in economics from Millersville University. Mr. Mertz has earned the right to use the Chartered Financial Analyst designation.

Stacey L. Sears has been with Emerald since 1992. She earned a B.S. in business administration from Millersville University and an M.B.A. from Villanova University.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 270 Park Avenue, New York, NY 10017 is an SEC registered investment advisor and an indirect wholly owned subsidiary of JPMorgan Chase & Co.

J.P. Morgan is the sub-advisor for a portion of the assets of the SmallCap Value Account I.

The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Phillip D. Hart has been with J.P. Morgan since 2003. Mr. Hart earned a B.A. in economics from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.

Dennis S. Ruhl has been with J.P. Morgan since 1999. He earned B.S. degrees in mathematics and computer science and an M.Eng. in computer science from Massachusetts Institute of Technology. Mr. Ruhl has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon (“Mellon”).

Mellon Capital is the sub-advisor for the Bond Market Index Account.

The day-to-day portfolio management is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.

David C. Kwan is the Managing Director, Fixed Income Management and Trading. He joined Mellon Capital in 1990. He earned a B.S. in electrical engineering and computer science from University of California at Berkeley and an M.B.A. from University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

Gregg Lee joined Mellon Capital in 1989. He earned a B.S. from University of California at Davis in managerial economics. He has earned the right to use the Chartered Financial Analyst designation.

Zandra Zelaya is Director, Portfolio Manager, Fixed-Income. She joined Mellon Capital in 1997. She earned a B.S. at California State University Hayward in finance. She has earned the right to the use the Chartered Financial Analyst designation.

Sub-Advisor:	Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”), 522 Fifth Avenue, New York, NY 10036, is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Morgan Stanley Investment Management provides investment advice to a wide variety of individual, institutional, and investment company clients.

Morgan Stanley Investment Management is the sub-advisor for the Asset Allocation Account.

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Mark Bavoso joined Morgan Stanley in 1986 and is a senior portfolio manager on the Global Macro and Asset Allocation team. Mr. Bavoso earned a B.A. in history and political science from the University of California, Davis.

Cyril Moulle-Berteaux rejoined Morgan Stanley Investment Management in 2011. Prior to that, Mr. Moulle-Berteaux was with Traxis Partners LP. Mr. Moulle-Berteaux earned B.A. in economics from Harvard University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”), 801 Grand Avenue, Des Moines, IA 50392, is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

PGI is the sub-advisor for the Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime 2060, Principal LifeTime Strategic Income, and SmallCap Blend Accounts.

As reflected in the Account summaries, the day-to-day portfolio management, for some Accounts, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Funds section describing the management of the Principal LifeTime Accounts, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the MidCap Account, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Account; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin’s absence.

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Matthew Annenberg has been with PGI since 2012. Prior to PGI, he was a managing director at K2 Advisors and at ABM AMRO Bank. He earned a bachelor's degree in finance from Harvard College. Mr. Annenberg has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong has been with PGI since 1992. He earned a bachelor’s degree from Kearney State College and a master’s degree from the University of Iowa. Mr. Armstrong has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen has been with PGI since 1992. He earned a bachelor’s degree in finance from Iowa State University and a master’s degree from Drake University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation.

Juliet Cohn has been with PGI since 2003. As a co-employee of PGI and Principal Global Investors (Europe) Limited (“PGI Europe”), Ms. Cohn manages Principal Fund assets as an employee of PGI. She earned a bachelor's degree in mathematics from Trinity College, Cambridge, England.

Mihail Dobrinov has been with PGI since 1995. He earned an M.B.A. in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation.

Arild Holm has been with PGI since 2002. He earned a bachelor’s degree in management sciences from the University of Manchester Institute of Science and Technology (England) and an M.B.A. in finance from the University of Colorado. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.

Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in finance from the University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa.

Dirk Laschanzky has been with PGI since 1997. He earned a B.A. and an M.B.A., both in finance, from the University of Iowa. Mr. Laschanzky has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin has been with PGI since 1993. He earned a bachelor’s degree in finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus has been with PGI since 1990. He earned a bachelor’s degree in economics from Kansas State University and an M.B.A. from Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.

Brian Pattinson has been with Principal Global Investors since 1994. He earned a bachelor's degree and an M.B.A. in finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg has been with PGI since 1993. She earned a bachelor’s degree in finance from the University of Northern Iowa.

Alice Robertson has been with the Principal Financial Group since 1990. She earned a bachelor’s degree in economics from Northwestern University and a master’s degree in Finance and Marketing from DePaul University.

Tom Rozycki has been with PGI since 2001. He has earned a bachelor’s degree in finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.

Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick has been with PGI since 1990. He earned a bachelor’s degree in accounting and economics from Simpson College and an M.B.A. in finance from Drake University. Mr. Warrick has earned the right to use the Chartered Financial Analyst designation.

Mohammed Zaidi returned to PGI in 2012, where he formerly worked from 2001 to 2006. As a co-employee of PGI and Principal Global Investors (Singapore) Limited, Mr. Zaidi manages Principal Fund assets as an employee of PGI. Previously, he was with Martin Currie Investment Management and Scottish Widows Investment Partnership. He earned a bachelor’s degree in economics from the Wharton School of University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.

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Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), 801 Grand Avenue, Des Moines, IA 50392, an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000.

Principal-REI is the sub-advisor for the Real Estate Securities Account.

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Anthony Kenkel has been with Principal – REI since 2005. He earned a bachelor’s degree in finance from Drake University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Kenkel has earned the right to use the Chartered Financial Analyst and Financial Risk Manager designations.

Matt Richmond has been with Principal – REI since 1994. He earned a bachelor’s degree in finance from University of Nebraska and an M.B.A. from the University of Iowa.

Kelly Rush has been with the real estate investment area for the firm since 1987. He earned a B.A. in finance and an M.B.A. in business administration from the University of Iowa. Mr. Rush has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 75 years of investment management experience.

T. Rowe Price is the sub-advisor for a portion of the assets of the LargeCap Blend Account II and a portion of the assets of the LargeCap Growth Account I.

Ms. Dopkin serves as a portfolio coordinator for the LargeCap Blend Account II. In addition to making certain stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the LargeCap Blend Account II.

Anna M. Dopkin has been with T. Rowe Price since 1996. She earned a B.S. from the Wharton School of the University of Pennsylvania. Ms. Dopkin has earned the right to use the Chartered Financial Analyst designation.

Ann M. Holcomb has been with T. Rowe Price since 1996. She earned a B.A. in mathematics from Goucher College and an M.S. in finance from Loyola College. Ms. Holcomb has earned the right to use the Chartered Financial Analyst designation.

Robert W. Sharps has been with T. Rowe Price since 1997. He earned a B.S. in accounting from Towson University and an M.B.A. in finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Fees Paid to Principal

Each Account pays Principal a fee for its services, which includes any fee Principal pays to the Account’s Sub-Advisor(s). Each Account paid the following fee (as a percentage of the Account’s average daily net assets) for the fiscal year ended December 31, 2011:

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Asset Allocation Account	0.80%	Principal Capital Appreciation Account	0.63%
Balanced Account	0.60	Principal LifeTime 2010 Account	0.03
Bond & Mortgage Securities Account	0.44	Principal LifeTime 2020 Account	0.03
Diversified Balanced Account	0.05	Principal LifeTime 2030 Account	0.03
Diversified Growth Account	0.05	Principal LifeTime 2040 Account	0.03
Diversified International Account	0.82	Principal LifeTime 2050 Account	0.03
Equity Income Account	0.48	Principal LifeTime Strategic Income Account	0.03
Government & High Quality Bond Account	0.50	Real Estate Securities Account	0.88
Income Account	0.50	SAM Balanced Portfolio	0.23
International Emerging Markets Account	1.25	SAM Conservative Balanced Portfolio	0.23
LargeCap Blend Account II	0.75	SAM Conservative Growth Portfolio	0.23
LargeCap Growth Account	0.68	SAM Flexible Income Portfolio	0.23
LargeCap Growth Account I	0.76	SAM Strategic Growth Portfolio	0.23
LargeCap S&P 500 Index Account	0.25	Short-Term Income Account	0.49
LargeCap Value Account	0.60	SmallCap Blend Account	0.85
MidCap Account	0.54	SmallCap Growth Account II	1.00
Money Market Account	0.45	SmallCap Value Account I	1.10

The management fee for the Bond Market Index Account (as a percentage of the average daily net assets) is 0.25% on all assets. The management fee for the Diversified Income Account (as a percentage of the average daily net assets) is 0.05% on all assets. The management fee for the Principal LifeTime 2060 Account (as a percentage of the average daily net assets) is 0.03%.

A discussion regarding the basis for the Board of Directors approval of the management agreement with Principal and the sub-advisory agreement with the sub-advisor for the Principal LifeTime 2060 Account will be available in the semi-annual report to shareholders for the period ending June 30, 2013. For the other Accounts, a discussion regarding the basis for the Board of Director approval of the management agreement with Principal and the sub-advisory agreements with each sub-advisor is available in the annual report to shareholders for the fiscal year ended December 31, 2012.

Voluntary Waivers

Diversified Balanced Account: Principal has voluntarily agreed to limit the Account’s expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense incurred with an investment the Account makes and Acquired Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31%. The expense limit may be terminated at anytime.

Diversified Growth Account: Principal has voluntarily agreed to limit the Account’s expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense incurred with an investment the Account makes and Acquired Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31%. The expense limit may be terminated at anytime.

Diversified Income Account: Principal has voluntarily agreed to limit the Account’s expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense incurred with an investment the Account makes and Acquired Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31%. The expense limit may be terminated at anytime.

Money Market Account: The Distributor has voluntarily agreed to limit the Account’s Distribution and/or Service (12b-1) Fees normally payable by the Account. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class 2 shares. The expense limit may be terminated at any time.

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Manager of Managers

The Fund operates as a Manager of Managers. Under an order received from the SEC, the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Account that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account’s sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account’s reliance on the order. Currently, however, only the Asset Allocation, Bond Market Index, LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I Accounts intend to rely on the order. In the future, and without further shareholder action, other Accounts of the Fund may determine to rely on the order. The Fund will notify shareholders of its intention.

PRICING OF ACCOUNT SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts, except the Money Market Account, the NAV is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account
•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liabilities of each class
•	dividing the remainder by the total number of shares owned in that class.

With respect to the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts, and SAM Portfolios, which invest in other registered investment company Accounts and Funds, each Account’s or Portfolio’s NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account or Portfolio invests.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

Notes :

•	If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Fund.

•	An Account’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities valued outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

•	The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

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•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a fair value price at which the Manager or the Sub-Advisor expects that the securities may be sold, subject to the oversight of the Fund’s Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.

TAX INFORMATION

The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

Distribution and/or Service (12b-1) Fees

Principal Funds Distributor, Inc. (the "Distributor") is the distributor for the shares of the Fund. The Distributor is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class 2 shares of the Accounts. Under the 12b-1 Plan, each Account makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Fund to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor.

When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.

Because Rule 12b-1 fees are paid out of Account assets and are ongoing fees, over time they will increase the cost of your investment in the Accounts and may cost you more than other types of sales charges.

The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.

Payments under the 12b-1 Plan will not automatically terminate for Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plan if the Board directs the closure of an Account.

Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

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Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or Principal may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Accounts.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Account shares to retirement plans by that financial intermediary.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Accounts for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.

For more information, see the Statement of Additional Information (SAI). See also the section titled "Certain Information Common to All Accounts - Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.

Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.

The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Account or share class of the Fund over another Account or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.

Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

ONGOING FEES

Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Accounts.

The Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and each Principal LifeTime Account and SAM Portfolio, as shareholders in the underlying funds, bear their pro rata share of the operating expenses incurred by each underlying fund. The investment return of the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and each Principal LifeTime Account and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Account pays ongoing fees to the Manager and others who provide services to the Account. These fees include:

•	Management Fee – Through the Management Agreement with the Account, Principal has agreed to provide investment advisory services and corporate administrative services to the Account.
•	Distribution Fee— Each of the Accounts with Class 2 shares has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class 2 shares. Under the plan, Class 2 shares of each Account pay a distribution fee based on the average daily net asset value (NAV) of the Account. These fees pay distribution and other expenses for sale of Account shares and for services provided to shareholders. Because they are

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ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
•	Other Expenses – A portion of expenses that are allocated to all classes of the Account.
•	Acquired Fund Fees and Expenses - fees and expenses charged by other investment companies in which an Account invests a portion of its assets.

GENERAL INFORMATION ABOUT AN ACCOUNT

Frequent Trading and Market Timing (Abusive Trading Practices)

The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:

•	Disrupt the management of the Accounts by:
•	forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and
•	causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the Account; and
•	Increase expenses of the Account due to:
•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

If we are not able to identify such excessive trading practices, the Accounts and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying Accounts in which the funds of funds (for example, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts or Strategic Asset Management Portfolios) invest could flow through to the funds of funds as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International and International Emerging Market Accounts. The Fund has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

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The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

In order to prevent excessive trading, the Fund has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers

Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors.

Shareholder Rights

Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

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Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Account Shares

Principal Variable Contracts Funds, Inc. offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses. Classes 1 and 2 shares are available in this prospectus.

Shares are purchased from the Fund’s principal underwriter (“Distributor”) on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Account. There are no sales charges on shares of the Accounts; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund's Board of Directors. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

Note:	No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Principal Variable Contracts Funds, Inc., an Account, Principal, any Sub-Advisor, or PFD.

Sale of Account Shares

Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.

Each Account sells its shares upon request on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Account. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Account in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

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In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.

Restricted Transfers

Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements

Shareholders will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

To be filed by amendment.

To request a free copy of the latest annual or semi-annual report for the Fund, you may telephone 1-800-222-5852.

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APPENDIX A – Index Abbreviations

Index Abbreviations

Some of the indices in the prospectus are identified with abbreviations. The abbreviations for those indices are spelled out below:

Index Name shown in the Average Annual Total Returns Table	Full Index Name
Barclays MBS Fixed Rate Index	Barclays Mortgage Backed Securities Index
MSCI Emerging Markets NDTR D Index	Morgan Stanley Capital International Emerging Markets Net Dividend Total Return Dollar Index
MSCI ACWI Ex-US Index	Morgan Stanley Capital International All Country World Index Ex United States Index
MSCI EAFE Index NDTR D	Morgan Stanley Capital International Europe, Australasia, and Far East Index Net Dividend Total Return Dollar Index
MSCI US REIT Index	Morgan Stanley Capital International United States Real Estate Investment Trust Index

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APPENDIX B – Description of bond ratings

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

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Fitch, Inc. Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

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Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated _________________, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its annual and semi-annual reports and Statement of Additional Information available, free of charge, on www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.

Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Variable Contracts Funds, Inc. SEC File 811-01944

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PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Class 1 and Class 2 Shares

Statement of Additional Information

dated ______________

Information incorporated by reference: To be filed by amendment.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI for the Classes 1 and 2 shares together with the Fund's prospectus dated _______________ for the Classes 1 and 2 shares.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-222-5852 or write:

Principal Variable Contracts Funds, Inc.

P. O. Box 8024

Boston, MA 02266-8024

The Principal Variable Contracts Funds, Inc. prospectus may be viewed at www.PrincipalFunds.com.

Fund History	3

Description of the Fund’s Investments and Risks	4

Leadership Structure and Board of Directors	32

Investment Advisory and Other Services	39

Multiple Class Structure	48

Intermediary Compensation	50

Brokerage Allocation and Other Practices	50

Pricing of Account Shares	65

Tax Status	66

Portfolio Holdings Disclosure	67

Proxy Voting Policies and Procedures	69

Financial Statements	69

Independent Registered Public Accounting Firm	69

General Information	69

Control Persons & Principal Holders of Securities	70

Portfolio Manager Disclosure	92

Appendix A - Description of Bond Ratings	112

Appendix B - Proxy Voting Policies	117

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Fund History

Principal Variable Contracts Funds, Inc. (the “Fund” or “PVC”) was organized as Principal Variable Contracts Fund, Inc. on May 27, 1997 as a Maryland corporation. The Fund changed its name to Principal Variable Contracts Funds, Inc. effective May 17, 2008.

On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.

Classes offered by each Account are shown in the table below:

Share Class
Account Name	1	2
Asset Allocation	X
Balanced	X
Bond & Mortgage Securities	X
Bond Market Index	X
Diversified Balanced		X
Diversified Growth		X
Diversified Income		X
Diversified International	X	X
Equity Income	X	X
Government & High Quality Bond	X	X
Income	X	X
International Emerging Markets	X
LargeCap Blend II	X	X
LargeCap Growth	X	X
LargeCap Growth I	X
LargeCap S&P 500 Index	X
LargeCap Value	X
MidCap (formerly known as MidCap Blend)	X	X
Money Market	X	X
Principal Capital Appreciation	X	X
Principal LifeTime Strategic Income	X
Principal LifeTime 2010	X
Principal LifeTime 2020	X
Principal LifeTime 2030	X
Principal LifeTime 2040	X
Principal LifeTime 2050	X
Principal LifeTime 2060	X
Real Estate Securities	X	X
SAM Balanced	X	X
SAM Conservative Balanced	X	X
SAM Conservative Growth	X	X
SAM Flexible Income	X	X
SAM Strategic Growth	X	X
Short-Term Income	X	X
SmallCap Blend	X
SmallCap Growth II	X	X
SmallCap Value I	X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary.

Principal Management Corporation (“PMC” or “Principal” or the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.

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DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Accounts." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Accounts is diversified except Real Estate Securities Account which is non-diversified.

Fund Policies

The investment objectives, investment strategies and the principal risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectus are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”). Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fundamental Restrictions

Each of the following numbered restrictions for the Accounts (which includes the Strategic Asset Management Portfolios) is a matter of fundamental policy and may not be changed without shareholder approval. Each:

1)	Account may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2)	Account may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3)	Account may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Account reserves freedom of action to hold and to sell real estate acquired as a result of the Account’s ownership of securities.

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4)	Account may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5)	Account may not make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6)	Account, except the Real Estate Securities Account, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7)	Account may not act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

8)	Account may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the Real Estate Securities Account (the restriction applies to the Bond Market Index Account and LargeCap S&P 500 Index Account except to the extent that the related Index is also so concentrated).

Non-Fundamental Restrictions

Each of the Accounts, except the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (5% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

3)	Invest in companies for the purpose of exercising control or management.

4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap S&P 500 Index Account and Bond Market Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account may not invest in foreign securities.

5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).

6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Account (except Asset Allocation, Balanced, Diversified Balanced, Diversified Growth, Diversified Income, Diversified International, Income, Principal Capital Appreciation, Short-Term Income and each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios) has also adopted the non-fundamental restriction, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. This policy applies at the time of purchase. The Account will provide 60 days’ notice to shareholders prior to implementing a change in this policy for the Account. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

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Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios and the Diversified Balanced Account, Diversified Growth Account and Diversified Income Account have also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.

2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks

Senior Securities

Under the 1940 Act, a fund that borrows money is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Pursuant to SEC staff interpretations of the Act, a fund that purchases securities or makes other investments that have a leveraging effect on the fund (for example, reverse repurchase agreements) must segregate assets to render them not available for sale or other disposition in an amount equal to the amount the fund owes pursuant to the terms of the security or other investment.

Commodities

Under the 1940 Act, a fund's registration statement must recite the fund's policy with regard to investing in commodities. Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Accounts, neither PVC nor any of its individual Accounts is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are therefore not subject to registration or regulation under the CEA. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Accounts intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Account is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.

Borrowing

If a fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. If a fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits a fund’s ability to borrow money. For example, a fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Industry Concentration

“Concentration” means a fund invests more than 25% of its net assets in a particular industry or group of industries. To monitor compliance with the policy regarding industry concentration, the Accounts may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Accounts interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions. The Accounts view their investments in privately issued mortgage-related securities, asset-backed securities or municipal securities as not representing interests in any particular industry or group of industries.

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Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets (or, in the case of the Money Market Account, 5%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;

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•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

•	American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•	European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

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Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the "conversion value" of a convertible security increases to a point that approximates or exceeds its "investment value," the value of the security will be principally influenced by its conversion value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the fund’s ability to achieve its investment objective.

Synthetic Convertibles

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when such a combination may better achieve a fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

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A fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the fund in turn assumes credit risk associated with the convertible note.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account) may each engage in the practices described under this heading.

•	Spread Transactions. Each Account may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Account may purchase spread options. The purchase of a covered spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.

•	Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

The Accounts may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, an Account is at risk that the other party to the transaction will default on its obligations or will not permit the Account to terminate the transaction before its scheduled maturity. While an Account will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with an Account, there can be no assurance that an Account will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that an Account would have to exercise the option in order to consummate the transaction.

•	Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

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The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

•	Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

•	Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

•	Index Warrants. Accounts may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Account were not to exercise an index warrant prior to its expiration, then an Account would lose the amount of the purchase price paid by it for the warrant. An Account will normally use index warrants in a manner similar to its use of options on securities indices.

•	Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is

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unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

•	Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.

•	Futures Contracts. An Account may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the initial margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline

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in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

•	Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

•	Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. An Account’s successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of

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variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•	Limitations on the Use of Futures, Options on Futures Contracts, and Swaps. Each Account that utilizes futures contracts, options on futures contracts or swaps has claimed an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Commodity Futures Trading Commission recently amended rule 4.5 “Exclusion for certain otherwise regulated persons from the definition of the term “commodity pool operator.” Rule 4.5 provides that a mutual fund does not meet the definition of “commodity pool operator” if its use of futures contracts, options on futures contracts and swaps is sufficiently limited that the fund can fall within one of two exclusions set out in rule 4.5. The Accounts intend to limit their use of futures contracts, options on futures contracts and swaps to the degree necessary to fall within one of the two exclusions. If any Account is unable to do so, it may incur expenses that are necessary to comply with the Commodity Exchange Act and rules the Commodity Futures Trading Commission has adopted under it.

Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed-income markets. Each Account may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” an Account may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, an Account is permitted to set aside or “earmark” liquid assets in an amount equal to the Account’s daily marked to market (net) obligation, if any (in other words, the Account’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, an Account will have the ability to utilize these contracts to a greater extent than if the Account were required to segregate or “earmark” assets equal to the full market value of the futures contract.

High Yield Bonds (“Junk Bonds”)

Some funds invest a portion of their assets in bonds that are rated below investment grade (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income and could expect a decline in the

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market value of the bonds so affected. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds. Some of the high yield securities consist of Rule 144A securities. High yield securities may contain any type of interest rate payment or reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and those with auction rate features.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

The funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

Inflation-Indexed Bonds

The funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest

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rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”)

Zero-coupon securities

The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Master Limited Partnerships (“MLPs”)

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

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Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Securities Lending

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales

A short sale involves the sale by the fund of a security that it does not own with the expectation of covering settlement by purchasing the same security at a later date at a lower price. The fund may also enter into a short position by using a derivative instrument, such as a future, forward, or swap agreement. If the price of the security or derivative increases prior to the time the fund is required to replace the borrowed security, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the broker. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the value of the investment.

A “short sale against the box” is a technique that involves selling either a security owned by the fund, or a security equivalent in kind and amount to the security sold short that the fund has the right to obtain, at no additional cost, for delivery at a specified date in the future. A fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short against the box increases prior to the scheduled delivery date, a fund will lose money.

Foreign Currency Transactions

Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value

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of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The funds may also use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.

To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

•	Options on Foreign Currencies. In addition, a fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a fund may buy put options on the foreign currency. If the value of the currency declines, a fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses or lesser gains on transactions in foreign currency options that would require a fund to forego a portion or all of the benefits of advantageous changes in those rates.

A fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected by a fund, will expire unexercised and allow a fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a fund than a fund that is not over-weighted in that region.

•	Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

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•	Forward Foreign Currency Exchange Contracts. The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates liquid assets in an amount equal to (1) at least its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts that are cash settled and (2) the net notional value with respect to forward currency contracts that are not cash settled. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, an Account bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-

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to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

Hybrid Instruments

A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain

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conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Swap Agreements and Options on Swap Agreements

Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.

Interest rate swaps involve the exchange by an Account with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an

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agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, an Account may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The Accounts may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, an Account may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. An Account can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which an Account is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

The Accounts may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that an Account invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an Account bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as an Account. Interests in privately offered investment pools of swaps may be considered illiquid.

The Accounts may enter into contracts for differences. “Contracts for differences” are swap arrangements in which an Account may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, an Account’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, an Account’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. An Account may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. An Account may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

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A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. An Account may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.

Most swap agreements the Accounts enter into settle in cash and, therefore, provide for calculation of the obligations of the parties to the agreement on a “net basis.” Consequently, an Account's current obligations (or rights) under such a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account's current obligations under such a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. In the case of swaps that are not settled in cash, the Account’s manager or Sub-Advisor will segregate liquid assets equal in value to the net notional value of such swaps. Obligations under swap agreements for which the Account segregates assets will not be construed to be “senior securities” for purposes of the Account's investment restriction concerning senior securities.

Swaps can be highly volatile and may have a considerable impact on an Account’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,
•	the number of dealers and prospective purchasers in the marketplace,
•	dealer undertakings to make a market,
•	the nature of the security (including any demand or tender features), and
•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

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For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap, however, in applying certain of the Accounts’ investment policies and restrictions the Account will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Accounts’ other investment policies and restrictions. For example, an Account may value credit default swaps at full exposure value for purposes of the Account’s credit quality guidelines because such value reflects the Account’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Account is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Accounts for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position

All of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

•	U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
•	U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•	Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

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Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.

•	Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

•	Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.

•	Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Funding Agreements

Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless

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there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Municipal Obligations

Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

•	Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

•	Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

•	Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

•	Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

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•	Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

•	Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

•	Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

•	Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

•	Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

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•	Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.

The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.

A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

•	Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

•	Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.

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Other Investment Companies

Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Account would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)

Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans (they could also be unrated but of comparable quality). A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Variable and Floating Rate Instruments

The Accounts may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for an Account to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that an Account is not entitled to exercise its demand rights, and an Account could, for these or other reasons, suffer a loss with respect to such instruments.

Warrants and Rights

The Accounts may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a

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speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Trust Preferred Securities

Funds may invest in trust preferred securities. Trust preferred securities can have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Step-Coupon Securities

The Accounts may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a fund to dispose of them or determine their current value.

“Stripped” Securities

The Accounts may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.

Supranational Entities

The Accounts may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

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Synthetic Securities

Incidental to other transactions in fixed income securities and/or for investment purposes, a fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

Interfund Lending and Borrowing

The SEC has granted an exemption permitting Principal Funds to borrow money from and lend money to each other for temporary or emergency purposes. The loans are subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in overnight repurchase agreements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies. Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The Board is responsible for overseeing and periodically reviewing the interfund lending program.

Portfolio Turnover

Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

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The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Account/Portfolio	2011	2010	Explanation
LargeCap S&P 500 Index	7.9%	21.1%	During 2011, the portfolio experienced more stable cash flows compared to the previous year, bringing turnover down.
LargeCap Value	113.9%	214.6%	During 2010, turnover was elevated due to additional volatility. The 2011 figure is more in line with expectations.
Principal LifeTime 2020	8.9%	37.6%	During 2010, several changes were made to the underlying funds including removing some funds and replacing them with other funds. This resulted in higher turnover levels during the year. 2011 did not have the same level of changes.
Principal LifeTime 2030	13.2%	36.2%	During 2010, several changes were made to the underlying funds including removing some funds and replacing them with other funds. This resulted in higher turnover levels during the year. 2011 did not have the same level of changes.
Principal LifeTime 2040	13.7%	41.6%	During 2010, several changes were made to the underlying funds including removing some funds and replacing them with other funds. This resulted in higher turnover levels during the year. 2011 did not have the same level of changes.
Principal LifeTime 2050	19.7%	45.1%	During 2010, several changes were made to the underlying funds including removing some funds and replacing them with other funds. This resulted in higher turnover levels during the year. 2011 did not have the same level of changes.
Principal LifeTime Strategic Income	19.3%	40.5%	During 2010, several changes were made to the underlying funds including removing some funds and replacing them with other funds. This resulted in higher turnover levels during the year. 2011 did not have the same level of changes.
Real Estate Securities	22.4%	48.0%	Turnover was lower than expected in 2011, as the team held onto holdings longer than usual, due to their belief in fundamentals and a lack of quick agreement from the markets. We will continue to monitor in 2012.
SAM Strategic Growth	23.3%	51.7%	During 2011, the SAM portfolio management team made several changes to underlying funds and re-weighting asset classes which resulted in higher turnover.

Leadership Structure and Board of Directors

Overall responsibility for directing the business and affairs of PVC rests with the Board of Directors, who are elected by PVC's shareholders. In addition to serving on the Board of PVC, each Director serves on the Board of Principal Funds, Inc. (“PFI”). The Board is responsible for overseeing the operations of PVC in accordance with the provisions of the 1940 Act, other applicable laws and PVC’s charter. The Board elects the officers of PVC to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person or by telephone. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. Board members who are Independent Directors meet annually to consider renewal of PVC's advisory contracts. The Board is currently composed of eleven members, nine of whom are Independent Directors. Each Director has significant prior senior management and/or board experience.

The Chairman of the Board is an interested person of PVC. The Independent Directors of PVC have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PVC's Independent Directors as well as communication between the Independent Directors, management of PVC and the full Board. PVC has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PVC, including such items as the number of series or portfolios that comprise PVC, the variety of asset classes those series reflect, the net assets of PVC, the committee structure of the Board and the distribution arrangements of PVC. The appropriateness of this structure is enhanced by PVC’s Board Committees, which are described below, and the allocation of responsibilities among them.

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The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board. In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PVC. As required by rules the SEC has adopted under the 1940 Act, PVC's Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors

Elizabeth Ballantine. Ms. Ballantine has served as a Director of PVC and PFI since 2004. Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.

Leroy T. Barnes. Mr. Barnes has served as a Director of PFI and PVC since 2012. From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

Kristianne Blake. Ms. Blake has served as a Director of PVC and PFI since 2007. From 1998-2007, she served as a Trustee of the WM Group of Funds. Ms. Blake has been a director of the Russell Investment Funds since 2000. Through her education, experience as a director of mutual funds and employment experience, Ms. Blake is experienced with financial, accounting, regulatory and investment matters.

Craig Damos. Mr. Damos has served as a Director of PVC and PFI since 2008. Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services). Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company. From 2005-2008, Mr. Damos served as a director of West Bank. Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Mark A. Grimmett. Mr. Grimmett has served as a Director of PVC and PFI since 2004. He is a certified public accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc. Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.

Fritz Hirsch. Mr. Hirsch has served as a Director of PVC and PFI since 2005. From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA. Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

Tao Huang. Mr. Huang has served as a Director of PFI and PVC since 2012. From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar. From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar. Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

William Kimball. Mr. Kimball has served as a Director of PVC and PFI since 2000. From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc. Prior to 1998, he served as President and CEO of Medicap. Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc. Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.

Daniel Pavelich. Mr. Pavelich has served as a Director of PVC and PFI since 2007. From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds. From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996. Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.

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Interested Directors

Michael J. Beer. Mr. Beer has served as a Director of PFI and PVC since 2012. Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC. Since 2007, Mr. Beer has served as the President and a director of Princor and PSS since 2007. Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche. Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.

Nora M. Everett. Ms. Everett has served as a Director of PVC and PFI since 2008. From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of PVC and is addressed as part of various Board and Committee activities. As part of its regular oversight of PVC, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PVC's Chief Compliance Officer, the independent registered public accounting firm for PVC, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PVC. The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PVC's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PVC's compliance program and reports to the Board regarding compliance matters for PVC and its principal service providers. In addition, as part of the Board's periodic review of PVC's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a PMC valuation committee comprised of PVC officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PVC's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.

Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held six meetings during the last fiscal year.

Executive Committee

The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.

Nominating and Governance Committee

The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board. Generally, the Committee requests director nominee suggestions from the committee members and management. In addition, the

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Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 650 8th Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year.

Operations Committee

The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations. The Operations Committee held four meetings during the last fiscal year.

Management Information

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Funds, Inc.

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	97	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2012	Retired	97	McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2007	President, Kristianne Gates Blake, P.S. (personal financial and tax planning)	97	Avista Corporation (energy); Russell Investment Company* Russell Investment Funds* (50 portfolios overseen)

Craig Damos 711 High Street Des Moines, Iowa 50392 1954	Director Member Audit Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	97	Hardin Construction Company

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Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	97	None

Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director Member Operations Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	97	Focus Products Group (housewares)

Tao Huang 711 High Street Des Moines, Iowa 50392 1962	Director Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	97	Armstrong World Industries, Inc. (manufacturing)

William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	97	Casey's General Stores

Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director Member Audit Committee	Since 2007	Retired	97	Catalytic, Inc. (offshore software development)

*	The Fund and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (“Principal” or the “Manager”), Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”) and/or the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Director Executive Vice President Member Executive Committee	Since June 2012 Since 2001	Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.	97	None

Nora M. Everett 711 High Street Des Moines, Iowa 50392 1959	Chair Chief Executive Officer President Director Member Executive Committee	Since 2012 Since 2010 Since 2008 Since 2008	President and Director, PMC (since 2008). Director, PFD (since 2008), Princor (since 2008), PSS (since 2008), and Edge (since 2008). Chief Executive Officer, Princor (since 2009). Senior Vice President/ Retirement & Investors Services, PLIC.	97	None

**	Abbreviations used in this table:
	•	Columbus Circle Investors (CCI)
	•	Edge Asset Management, Inc. (Edge)
	•	Princor Financial Services Corporation (Princor)
	•	Principal Funds Distributor, Inc. (PFD)
	•	Principal Global Investors, LLC (PGI)
	•	Principal Life Insurance Company (PLIC)

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•	Principal Management Corporation (PMC)
•	Principal Real Estate Investors, LLC (PREI)
•	Principal Shareholder Services, Inc. (PSS)
•	Spectrum Asset Management, Inc. (Spectrum)

Officers of the Fund

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Funds, Inc. Information about Michael J. Beer and Nora M. Everett is included in the table for Interested Directors.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years**

Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI (since 2006) and PLIC.

David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PMC, PFD (since 2006), Princor, and PSS (since 2007). Vice President/Compliance, PLIC.

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Senior Vice President, PMC, Princor, and PSS (since 2007). President, PFD (since 2010). Prior thereto, Senior Vice President and Chief Financial Officer, PFD (2006-2010).

Teresa M. Button 711 High Street Des Moines, Iowa 50392 1963	Treasurer (since 2011)	Treasurer (since 2011) for PMC, Princor, PSS, and Spectrum. Vice President and Treasurer since 2011 for PFD, PGI, PREI and Edge. Vice President and Treasurer, PLIC.

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)	Chief Operating Officer, PFD (since 2010). President, PFD (2007-2010). Senior Vice President/Mutual Fund Operations, PSS (since 2009). Vice President/Mutual Fund Operations, PSS (2007-2009). Director – Transfer Agent & Administrative Services, PLIC. Prior thereto, First Vice President, WM Shareholder Services and WM Funds Distributor, Inc.

Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, PMC. Vice President, Princor, and PSS (since 2007).

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Assistant General Counsel, PMC (since 2008), Princor (since 2008), and PGI (since 2008) and PLIC.

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI and PLIC.

Jennifer A. Mills 711 High Street Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PMC (since 2009), PFD (since 2009), Princor (since 2009), PSS (since 2009), and PLIC (since 2006).

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Chief Financial Officer (since 2008) Vice President (since 2005) Controller (since 2000)	Vice President and Controller – Mutual Funds, PMC.

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Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years**
Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1990)	Senior Vice President and Associate General Counsel, PMC and Princor. Senior Vice President and Counsel, PFD (since 2006), PSS (since 2007). Vice President and Associate General Counsel, PGI and PLIC.

Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007) and PLIC (since 2006).

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director – Treasury, PMC, Princor (2008-2009), PSS (since 2007), and PLIC.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (since 2007) and Princor (2007-2009). Prior thereto, Segment Business Manager for Pella Corp.

**	Abbreviations used in this table:
	•	Columbus Circle Investors (CCI)
	•	Edge Asset Management, Inc. (Edge)
	•	Princor Financial Services Corporation (Princor)
	•	Principal Funds Distributor, Inc. (PFD)
	•	Principal Global Investors, LLC (PGI)
	•	Principal Life Insurance Company (PLIC)
	•	Principal Management Corporation (PMC)
	•	Principal Real Estate Investors, LLC (PREI)
	•	Principal Shareholder Services, Inc. (PSS)
	•	Spectrum Asset Management, Inc. (Spectrum)

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2011. As of that date, Directors did not own shares of Accounts not listed.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

Independent Directors (not Considered to be "Interested Persons")

Principal Variable Contracts Funds*	Ballantine	Blake	Damos	Grimmett	Hirsch	Kimball	Pavelich
Bond & Mortgage Securities	A	A	A	A	A	C	A
Diversified International	A	A	A	A	A	D	A
Equity Income	A	A	A	A	A	D	A
Government & High Quality Bond	A	A	A	A	A	B	A
LargeCap Growth I	A	A	A	A	A	B	A
LargeCap S&P 500 Index	A	A	A	A	A	B	A
MidCap	A	A	A	A	A	E	A
Real Estate Securities	A	A	A	A	A	E	A
SAM Balanced	A	A	A	A	A	A	A
SmallCap Blend	A	A	A	A	A	B	A
SmallCap Growth II	A	A	A	A	A	C	A

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Principal Variable Contracts Funds*	Ballantine	Blake	Damos	Grimmett	Hirsch	Kimball	Pavelich
Total Fund Complex	E	E	E	E	E	E	E

*	Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.

Directors Considered to be "Interested Persons"

Principal Variable Contracts Funds*	Beer**	Everett
SAM Strategic Growth Portfolio	D	A

Total Fund Complex	E	E

*	Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.
**	Expected to begin serving June 2012.

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2011. On that date, there were 2 funds (with a total of 97 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex
Elizabeth Ballantine	$15,955	$166,000
Kristianne Blake	16,506	171,750
Craig Damos	15,894	165,375
Mark A. Grimmett	17,509	182,125
Fritz Hirsch	16,651	173,250
William C. Kimball	15,523	161,500
Daniel Pavelich	16,123	167,750

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal provides investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, SmallCap Growth Account II, and SmallCap Value Account I.

Principal provides investment advisory services to the Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account.

Principal also provides investment advisory services to each of the Principal LifeTime Accounts directly, while engaging a Sub-Advisor to assist in managing those Accounts.

Principal implemented a cash management program in the following Accounts: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I. Principal will invest the cash, which comprises a very small portion of the Accounts’ portfolios, in money market investments and in stock index futures contracts based on the Account’s market cap to gain exposure to the market.

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Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a registered investment adviser and wholly-owned subsidiary of Brown Advisory Management, LLC.

Account(s):	a portion of the assets of LargeCap Growth I

Sub-Advisor:	ClearBridge Investments, LLC (“ClearBridge”) is registered as an investment adviser under the Advisers Act. ClearBridge Investments, LLC is a wholly-owned subsidiary of Legg Mason, Inc., a diversified group of global asset management firms as well as a provider of distribution and client-service. Legg Mason, Inc. was founded in 1899 as a brokerage firm and has grown substantially since then.

Account(s):	a portion of the assets of LargeCap Blend II

Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI provides investment advisory services and was founded in 1975.

Account(s):	LargeCap Growth

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.

Account(s):	Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, and Short-Term Income

Sub-Advisor:	Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors and the general public.

Account(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Account(s):	a portion of the assets of SmallCap Value I

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”) provides investment advisory services and is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

Account(s):	Bond Market Index

Sub-Advisor:	Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”) is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company.

Account(s):	Asset Allocation

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Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters is in Des Moines, IA. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Account(s):	Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime 2060, and SmallCap Blend

Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life.

Account(s):	Real Estate Securities

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price") , a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 75 years of investment management experience.

Account(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor

For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Leadership Structure and Board of Directors” section.

Codes of Ethics

The Fund, Principal, each of the Sub-Advisors, and the Distributor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, the Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Accounts. The Boards of Directors of Principal, the Fund, the Distributor, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

For providing the investment advisory services and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates: The management fee schedules for the Accounts are as follows (expressed as a percentage of average net assets):

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $250 million	Next $250 million	Thereafter
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend II	0.75	0.70	0.65	0.60	0.55
Diversified International	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05

	Net Asset Value of Account
Account	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Asset Value of Account
Account	First $2 billion	Over $2 billion
Government & High Quality Bond and Income	0.50%	0.45%

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Net Asset Value of Account
Account	Overall Fee
Principal LifeTime Strategic Income	0.03%
Principal LifeTime 2010	0.03
Principal LifeTime 2020	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2050	0.03
Principal LifeTime 2060	0.03

	Net Asset Value of Account
Account	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%

	Net Asset Value of Account
Account	First $500 million	Over $500 million
Principal Capital Appreciation	0.625%	0.50%

Net Asset Value of Account
Account	First $1 billion	Over $1 billion
SAM Balanced Portfolio*	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.25	0.20
SAM Conservative Growth Portfolio*	0.25	0.20
SAM Flexible Income Portfolio*	0.25	0.20
SAM Strategic Growth Portfolio*	0.25	0.20
* Breakpoints are based on aggregate SAM Portfolio net assets

Net Asset Value of Account
Account	Overall Fee
Bond Market Index	0.25%
LargeCap S&P 500 Index	0.25

Net Asset Value of Account
Account	All Assets
Diversified Balanced	0.05%
Diversified Growth	0.05
Diversified Income	0.05

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Next $100 million	Next $100 million	Thereafter
Asset Allocation and LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income	0.60	0.55	0.50	0.45	0.40
SmallCap Growth II	1.00	0.95	0.90	0.85	0.80
MidCap	0.65	0.60	0.55	0.50	0.45
Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap Blend	0.85	0.80	0.75	0.70	0.65
SmallCap Value I	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

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Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows (amounts in thousands):

Management Fees For Periods Ended December 31,
Account	2011	2010	2009
Asset Allocation	$ 478	$ 507	$ 490
Balanced	324	339	324
Bond & Mortgage Securities	1,471	1,491	1,424
Diversified Balanced	121	36	—*
Diversified Growth	271	66	—*
Diversified International	4,102	3,546	2,563
Equity Income	3,006	2,394	1,888
Government & High Quality Bond	2,381	1,798	928
Income	1,184	1,066	814
International Emerging Markets	2,155	2,096	1,615
LargeCap Blend II	1,292	1,332	1,221
LargeCap Growth	1,350	1,400	1,337
LargeCap Growth I	1,875	1,745	1,422
LargeCap S&P 500 Index	1,190	531	251
LargeCap Value	1,174	938	833
MidCap	3,030	2,528	1,742
Money Market	1,393	1,468	1,831
Principal Capital Appreciation	972	688	508
Principal LifeTime Strategic Income	9	8	14
Principal LifeTime 2010	15	14	26
Principal LifeTime 2020	60	56	102
Principal LifeTime 2030	25	21	26
Principal LifeTime 2040	7	5	9
Principal LifeTime 2050	4	4	6
Real Estate Securities	1,269	1,412	1,095
SAM Balanced	2,100	2,025	1,508
SAM Conservative Balanced	450	413	304
SAM Conservative Growth	508	487	439
SAM Flexible Income	473	446	347
SAM Strategic Growth	352	306	253
Short-Term Income	1,148	772	268
SmallCap Blend	439	450	392
SmallCap Growth II	569	777	653
SmallCap Value I	1,171	1,453	1,250
* The Account commenced operations on December 30, 2009.

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Sub-Advisory Agreements

For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Accounts for which Columbus Circle Investors (“CCI”) serves as Sub-Advisor. CCI is Sub-Advisor for the Account identified in the table below. Principal pays CCI a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for the Account included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g., large cap growth) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

	Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Next $500 million	Next $2.5 billion	Over $4.5 billion
LargeCap Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. Income) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

	Table A Net Asset Value of Account
Account	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Government & High Quality Bond, Income, and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

Account	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Principal Capital Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Account	Table C Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

Accounts for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

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To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

•	Principal Life unregistered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by PGI with the same investment mandate (e.g. midcap value) in

•	(a) Principal Life unregistered separate account sub-advised by PGI and
•	(b) Principal Life sponsored mutual fund sub-advised by PGI.

	Table A Net Asset Value of Account
Account	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Balanced and Bond & Mortgage Securities	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Diversified International	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
LargeCap Value	0.2643	0.2448	0.2154	0.1762	0.1273	0.0881	0.0587

Account	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Account	Table C Sub-Advisor Percentage Fee
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147
Money Market	0.0734
Principal LifeTime Strategic Income	0.03
Principal LifeTime 2010	0.03
Principal LifeTime 2020	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2050	0.03
Principal LifeTime 2060	0.03

Accounts for which Principal Real Estate Investors, LLC (“Principal-REI”) serves as Sub-Advisor. Principal-REI is Sub-Advisor for the Account identified in the table below. Principal pays Principal-REI a fee, paid monthly, at an annual rate as shown below.

In calculating the fee for the Account included in the table below, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Principal-REI provides investment advisory services and which have the same investment mandate (e.g., real estate securities) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

	Net Asset Value of Account
Account	First $1 billion	Next $500 million	Over $1.5 billion
Real Estate Securities – Principal – REI	0.4895%	0.4405%	0.3916%

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All Other Accounts. In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Account
Account	First $40 million	Next $160 million	Next $100 million	Over $300 million
Asset Allocation – Morgan Stanley Investment Management	0.45%	0.30%	0.25%	0.20%

	Net Asset Value of Account*
Fund	First $200 million	Next $300 million	Next $500 million	Over $1 billion
Bond Market Index (Mellon Capital)	0.08%	0.06%	0.05%	0.04%

*	Minimum annual fee of $300,000

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Over $500 million
LargeCap Blend II – ClearBridge	0.25%	0.20%	0.15%

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $50 million	Next $200 million	Next $350 million	Next $400 million	Over $1 billion
LargeCap Blend II – T. Rowe Price	0.40%	0.35%	0.30%	0.275%	0.275% on all assets

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Over $200 million
LargeCap Growth I – Brown	0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $500 million	First $1 Billion	Over $1 billion
LargeCap Growth I – T. Rowe Price	0.40%	0.375%	0.35%	0.35%*	0.325%

*	During any period when the Fund’s Average Daily Net Assets equals or exceeds $1 billion, T. Rowe’s fees as a percentage of average daily net assets shall be 0.350% on the first $1 billion in assets.

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

T. Rowe Price has agreed to a voluntary sub-advisory fee waiver arrangement for those Principal Funds, Inc. and Principal Variable Contracts Funds Inc. series which it manages (“T. Rowe Series”) to the extent necessary to reduce the effective monthly subadvisory fees for the T. Rowe Series by the following percentages based on the combined average daily net assets of the T. Rowe Series: assets up to $1 billion – 2.5% fee reduction; assets between $1 billion and $2.5 billion – 5% fee reduction; assets between $2.5 billion and $5 billion – 7.5% fee reduction; assets over $5 billion – 10% fee reduction.

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	Net Asset Value of Account
Account	First $200 million	Over $200 million
SmallCap Growth II – Emerald	0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $300 million	Over $300 million
SmallCap Value I – J.P. Morgan	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees For Periods Ended December 31,
Account	2011	2010	2009
Asset Allocation	$238,902	$248,118	$236,660
Balanced	54,665	56,926	54,994
Bond & Mortgage Securities	336,723	342,848	328,442
Diversified International	464,581	385,895	282,775
Equity Income	474,730	387,808	316,312
Government & High Quality Bond	479,575	353,151	187,199
Income	237,482	214,367	164,042
International Emerging Markets	867,708	817,205	613,296
LargeCap Blend II	305,179	357,887	403,549
LargeCap Growth	355,001	359,496	316,580
LargeCap Growth I	531,807	490,288	493,404
LargeCap S&P 500 Index	69,117	29,589	14,511
LargeCap Value	150,852	129,010	124,689
MidCap	709,736	608,363	470,438
Money Market	228,896	247,104	328,718
Principal Capital Appreciation	254,942	198,977	143,988
Principal LifeTime Strategic Income	8,758	7,849	6,982
Principal LifeTime 2010	15,026	13,649	12,494
Principal LifeTime 2020	60,758	55,514	50,082
Principal LifeTime 2030	25,314	21,248	13,349
Principal LifeTime 2040	6,822	5,386	4,378
Principal LifeTime 2050	4,067	3,454	2,837
Real Estate Securities	661,877	735,606	575,118
SAM Balanced	383,993	361,261	253,600
SAM Conservative Balanced	82,114	73,761	51,159
SAM Conservative Growth	93,054	86,847	74,401
SAM Flexible Income	85,994	79,750	58,688
SAM Strategic Growth	64,392	54,273	42,679
Short-Term Income	233,312	152,031	53,399
SmallCap Blend	126,556	125,230	111,447
SmallCap Growth II	212,305	335,215	317,836
SmallCap Value I	338,078	448,749	443,509

Operating Expense Limits

Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense and acquired fund fees and expenses, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
SmallCap Value I	0.99%	1.24%	April 30, 2013

47

In addition, Principal Management Corporation ("Principal") has contractually agreed to limit certain of the Accounts' management fees. The expense limit will reduce the Accounts' Management Fees by the amounts listed below:

Account	Waiver	Expiration
LargeCap Blend II	0.018%	April 30, 2013
LargeCap Growth I	0.016%	April 30, 2013
SmallCap Growth II	0.080%	April 30, 2014
SmallCap Value I	0.020%	April 30, 2013

Principal Management Corporation ("Principal") has contractually agreed to reduce Short-Term Income Account's expenses by 0.01% through the period ending April 30, 2013.

Principal Management Corporation ("Principal") has voluntarily agreed to limit certain of the expenses and, if necessary, pay expenses normally payable by the Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account, excluding interest expense and Acquired Fund Fees and Expenses. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for each of these Accounts. The expense limits may be terminated at any time.

Custodian

The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

Transfer Agent

Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710) provides transfer agency services for Principal Variable Contracts Funds, Inc. The Fund currently pays no fee for the services PSS provides to the Class 1 and Class 2 shares pursuant to the Transfer Agency Agreement for Class 1 and Class 2 shares.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The Accounts and the share classes they offer are identified in the chart in the “Fund History” section.

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Distributor

Principal Funds Distributor, Inc. (“PFD” or the “Distributor”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 shares on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund with respect to sales and repurchases of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.

48

Rule 12b-1 Fees /Distribution Plans and Agreements

Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting and annually approving continuation of the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain distribution services and shareholder services. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;
•	preparation, printing, and distribution of sales literature;
•	preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31, 2011:

Account	12b-1 Fees for the Periods Ended December 31, 2011*
Diversified Balanced	$ 603
Diversified Growth	1,356
Diversified International	6
Equity Income	69
Government & High Quality Bond	3
Income	12
LargeCap Blend II	2
LargeCap Growth	2

49

Account	12b-1 Fees for the Periods Ended December 31, 2011*
MidCap	29
Money Market	5
Principal Capital Appreciation	15
Real Estate Securities	1
SAM Balanced	253
SAM Conservative Balanced	39
SAM Conservative Growth	206
SAM Flexible Income	48
SAM Strategic Growth	172
Short-Term Income	4
SmallCap Growth II	7
SmallCap Value I	1

*	Amounts in thousands.

INTERMEDIARY COMPENSATION

As of the date of this SAI, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans, or for administrative services (other than Rule 12b-1 fees and the reimbursement of costs, such as those associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

American General Life Insurance Company

Farmers Financial Solutions, LLC

Principal Life Insurance Company

The United States Life Insurance Company in the City of New York

To obtain a current list of such firms, call 1-800-222-5852.

See the Distribution Plan and Additional Information Regarding Intermediary Compensation section of the Prospectus for additional information.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities

All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by Principal, or by the Account’s Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of Principal and of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Accounts from compensating a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

50

Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor's overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2011 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Account	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Balanced	$ 22,409,255	$ 11,561
Diversified International	134,584,052	173,415
Equity Income	264,125,302	278,414
International Emerging Markets	60,311,751	114,588
LargeCap Blend II	38,785,801	28,488
LargeCap Growth	7,928,982	8,511
LargeCap Growth I	26,524,034	12,250
LargeCap S&P 500 Index	12,286,035	992
LargeCap Value	136,594,949	87,163
MidCap	98,932,517	45,159
Principal Capital Appreciation	37,192,400	35,332
Real Estate Securities	19,644,765	11,044
SmallCap Blend	21,486,465	27,147
SmallCap Growth II	42,215,991	70,689
SmallCap Value I	58,048,063	38,099

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions.

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Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Russell Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended December 31,
Account	2011	2010	2009
Asset Allocation	$ 32,152	$ 44,125	$ 12,605
Balanced	69,228	105,118	109,391
Bond & Mortgage Securities	113	0	19,148
Diversified International	965,457	1,187,547	928,911
Equity Income	320,627	311,495	392,235
Income	0	0	202
International Emerging Markets	586,422	718,732	699,947
LargeCap Blend II	92,671	88,220	182,877
LargeCap Growth	197,239	293,538	497,921
LargeCap Growth I	115,735	136,991	176,442
LargeCap S&P 500 Index	69,181	67,466	5,379
LargeCap Value	484,526	694,434	489,333
MidCap	372,549	226,454	171,883
Principal Capital Appreciation	36,572	58,778	45,035
Real Estate Securities	66,499	191,917	241,554
SmallCap Blend	138,166	155,693	222,138
SmallCap Growth II	212,749	415,681	369,360
SmallCap Value I	211,606	273,288	238,012

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Certain broker-dealers are considered to be affiliates of the Fund:

Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor Employed by Principal	Sub-Advisor Employed By Principal	Principal Variable Contracts Funds, Inc. Account Advised by Sub-Advisor	Principal Funds, Inc. Fund Advised by Sub-Advisor
B-Trade Services, LLC; BNY Brokerage, Inc.; BNY ConvergEx; and Pershing, LLC	Mellon Capital Management Corporation	Bond Market Index	Bond Market Index

Goldman Sachs & Co.; Goldman Sachs Execution & Clearing, LP	Goldman Sachs Asset Management, L.P.	N/A	MidCap Value I

Bear Stearns Wealth Management (a JP Morgan Co); CIBC World Markets Corp.; JP Morgan Cazenove Limited; JP Morgan Securities, Inc.; and Morgan Joseph & Co.	American Century Investment Management, Inc.	N/A	LargeCap Growth II

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Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor Employed by Principal	Sub-Advisor Employed By Principal	Principal Variable Contracts Funds, Inc. Account Advised by Sub-Advisor	Principal Funds, Inc. Fund Advised by Sub-Advisor
Bear Stearns Wealth Management (a JP Morgan Co); JP Morgan Cazenove Limited; JP Morgan Securities, Inc.; and Morgan Joseph & Co.	J.P. Morgan Investment Management, Inc.	SmallCap Value I	High Yield I

Citigroup Global Markets, Inc.; Mitsubishi UFJ Securities Co. Ltd.; and Morgan Stanley & Co. Inc.	Morgan Stanley Investment Management Inc	Asset Allocation	N/A

Credit Suisse	Credit Suisse Asset Management, LLC	N/A	Diversified Real Asset

Fidelity Brokerage Services, LLC; and National Financial Services, LLC	Pyramis Global Advisors, LLC	N/A	International I

Guggenheim Capital LLC	Guggenheim Investment Management, LLC	N/A	Global Diversified Income

Guggenheim Capital LLC	Guggenheim Partners Asset Management, LLC	N/A	Global Diversified Income

Lehman Brothers, Inc.	Neuberger Berman Fixed Income, LLC	N/A	High Yield I

Natixis Bleichroeder, Inc.; and Natixis Securities	Vaughan Nelson Investment Management, LP	N/A	SmallCap Value II

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	N/A	SmallCap Growth I

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth	LargeCap Growth, MidCap Growth and SmallCap Growth I

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, Short-Term Income, and Strategic Asset Management Portfolios	Equity Income, Income, Government & High Quality Bond, Principal Capital Appreciation, Short-Term Income, Small-MidCap Dividend Income, and Strategic Asset Management Portfolios

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap, Money Market, Principal LifeTime Accounts, SmallCap Blend	Bond & Mortgage Securities, California Municipal, Diversified International, Global Diversified Income, International Emerging Markets, International Equity Index, LargeCap S&P 500 Index, LargeCap Value, MidCap; MidCap S&P 400 Index, MidCap Value III, Money Market, Principal LifeTime Funds, SmallCap Blend, SmallCap S&P 600 Index, and Tax-Exempt Bond

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Real Estate Securities	Diversified Real Asset, Global Diversified Income, Global Real Estate Securities, Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	N/A	Global Diversified Income and Preferred Securities

Brokerage commissions paid to affiliates, if any, during the periods ending December 31 (last three fiscal years) were as follows (“As Percent of Total Commissions” and “Percent of Dollar Amount of Commissionable Transactions” given for the most recently completed fiscal year only):

53

Commissions Paid to B-Trade Services, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2009	$ 1
LargeCap Blend II	2009	384
LargeCap Growth	2009	708
LargeCap Growth I	2009	261
SmallCap Blend	2009	26
SmallCap Growth II	2009	26,039

Commissions Paid to Bear Stearns Wealth Management (A JPMorgan Company)
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2010	$2,383
	2009	1,356
LargeCap Growth I	2010	5,417
	2009	1,554
SmallCap Growth II	2009	824
SmallCap Value I	2009	10

Commissions Paid to BNY Brokerage, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2009	$ 5,240
Diversified International	2009	98
Equity Income	2009	137,287
International Emerging Markets	2009	37
LargeCap Blend II	2009	64
LargeCap Growth I	2009	24
LargeCap S&P 500 Index	2009	1,133
LargeCap Value	2009	25,856
MidCap	2009	8,400
Principal Capital Appreciation	2009	1,524
Real Estate Securities	2009	26,855
SmallCap Blend	2009	5,509
SmallCap Growth II	2009	6,855
SmallCap Value I	2009	1,202

Commissions Paid to BNY ConvergEx
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 372
Balanced	2011	6,295	9.09%	10.85%
	2010	3,804
Diversified International	2011	5,382	0.56	0.84
	2010	3,694
Equity Income	2011	123,102	38.39	35.08
	2010	112,392
International Emerging Markets	2011	815	0.14	0.54
	2010	949

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Commissions Paid to BNY ConvergEx
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2010	97
LargeCap Growth I	2011	12	0.01	0.02
	2010	1,186
LargeCap S&P 500 Index	2011	5,619	8.12	8.93
	2010	7,245
LargeCap Value	2011	34,183	7.05	8.13
	2010	25,321
MidCap	2011	16,692	4.48	7.16
	2010	5,161

Principal Capital Appreciation	2011	1,571	4.30	8.39
	2010	4,341
Real Estate Securities	2011	4,565	6.87	8.87
	2010	3,112
SmallCap Blend	2011	2,417	1.75	2.32
	2010	1,560
SmallCap Growth II	2011	6,111	2.87	2.23
	2010	39,263
SmallCap Value I	2011	1,377	0.65	0.57
	2010	104

Commissions Paid to CIBC World Markets Corp.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International Account	2011	$5,917	0.61%	0.42%
LargeCap Blend Account II	2011	34	0.04	0.03
LargeCap Growth Account	2011	1,436	0.73	0.44
LargeCap Growth Account I	2011	24	0.02	0.01

Commissions Paid to Citigroup Global Markets, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 51
	2009	6
Balanced	2010	7,040
	2009	4,779
Bond & Mortgage Securities	2009	17
Diversified International	2010	72,174
	2009	56,896
Equity Income	2009	3,621
International Emerging Markets	2010	68,257
	2009	50,285
LargeCap Blend II	2010	3,534
	2009	10,455
LargeCap Growth	2010	9,886
	2009	16,977
LargeCap Growth I	2010	3,313
	2009	4,634
LargeCap S&P 500 Index	2010	6,616

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Commissions Paid to Citigroup Global Markets, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
	2009	656
LargeCap Value	2010	16,150
	2009	19,257
MidCap	2010	952
Principal Capital Appreciation	2010	57
Real Estate Securities	2010	2,261
	2009	15,899
SmallCap Blend	2010	6,700
	2009	4,427

SmallCap Growth II	2010	3,872
	2009	5,739
SmallCap Value I	2010	21,785
	2009	7,570

Commissions Paid to Credit Suisse
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

Asset Allocation	2011	$ 3,736	11.62%	10.50%
	2010	8,998
Balanced	2011	3,912	5.65	7.40
	2010	1,511
Diversified International	2011	$105,533	10.93%	12.37%
	2010	125,242
Equity Income	2011	4,142	1.29	1.47
	2010	6,440
International Emerging Markets	2011	41,963	7.16	7.71
	2010	46,414
LargeCap Blend II	2011	6,498	7.01	11.72
	2010	3,217
LargeCap Growth	2011	10,554	5.35	4.66
	2010	7,473
LargeCap Growth I	2011	4,144	3.58	5.85
	2010	6,137
LargeCap S&P 500 Index	2011	10,813	15.63	15.80
	2010	8,861
LargeCap Value	2011	10,192	2.10	2.98
	2010	7,749
MidCap	2011	10,276	2.76	3.31
	2010	4,083
Principal Capital Appreciation	2011	761	2.08	2.83
	2010	1,309
Real Estate Securities	2011	726	1.09	1.33
	2010	8,771
SmallCap Blend	2011	5,601	4.05	3.80
	2010	9,716
SmallCap Growth II	2011	4,504	2.12	1.65
	2010	2,793

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Commissions Paid to Credit Suisse
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

SmallCap Value I	2011	10,158	4.80	3.83
	2010	20,631

Commissions Paid to Fidelity Brokerage Services LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2011	$ 16	0.05%	0.00%
Balanced	2011	203	0.29	0.85
	2010	464
Diversified International	2011	9	0.00	0.01
	2010	87
International Emerging Markets	2011	16	0.00	0.02
	2010	213
LargeCap Value	2011	1,858	0.38	1.24
	2010	6,670
MidCap	2011	1,203	0.32	0.86
	2010	435
Real Estate Securities	2011	14	0.02	0.03
	2010	3,484
SmallCap Blend	2011	277	0.20	0.27
	2010	1,411
SmallCap Value Account I	2011	67	0.03	0.03

Commissions Paid to Goldman Sachs & Co.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2011	$ 1,574	4.89%	3.46%
	2010	3,421
	2009	511
Balanced	2011	330	0.48	0.22
	2010	757
	2009	1,610
Diversified International	2011	52,584	5.45	4.06
	2010	35,910
	2009	42,281
International Emerging Markets	2011	52,607	8.97	7.45
	2010	40,278
	2009	33,786
LargeCap Blend II	2011	11,578	12.49	9.76
	2010	5,728
	2009	4,503
LargeCap Growth	2011	1,409	0.71	1.03
	2010	4,682
	2009	24,434
LargeCap Growth I	2011	7,325	6.33	3.98
	2010	11,361

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Commissions Paid to Goldman Sachs & Co.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
	2009	8,068
LargeCap Value	2011	997	0.21	0.12
	2010	12,502
	2009	8,778
MidCap	2011	235	0.06	0.14
	2010	5,652
	2009	1,979
Real Estate Securities	2011	231	0.35	0.53
	2010	460
	2009	3,523
SmallCap Blend	2011	5,044	3.65	3.51
	2010	4,437
	2009	2,424
SmallCap Growth II	2011	2,958	1.39	0.67
	2010	5,387
	2009	3,110
SmallCap Value I	2011	4,707	2.22	1.92
	2010	674
	2009	10,480

Commissions Paid to Goldman Sachs Execution & Clearing, LP
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2009	$1,917
LargeCap Growth I	2009	1,599
SmallCap Growth II	2009	7,053
SmallCap Value I	2009	590

Commissions Paid to Guggenheim Capital LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2010	$ 24
LargeCap Growth I	2011	63	0.05%	0.04%
	2010	12
SmallCap Growth II	2010	315

Commissions Paid to JP Morgan Cazenove Limited
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2010	$3,380
	2009	7,887

Commissions Paid to J.P. Morgan Securities Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

Asset Allocation	2011	$ 3,015	9.38%	5.55%

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Commissions Paid to J.P. Morgan Securities Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
	2010	521
Balanced	2011	2,166	3.13	4.46
	2010	4,521
	2009	7,975
Diversified International	2011	56,329	5.83	5.83
	2010	99,338
	2009	73,872
Equity Income	2011	5,972	1.86	2.38
	2010	9,084
	2009	17,179
International Emerging Markets	2011	47,578	8.11	8.28
	2010	81,528
	2009	90,445
LargeCap Blend II	2011	9,956	10.74	13.32
	2010	8,882
	2009	12,016
LargeCap Growth	2011	28,537	14.47	14.02
	2010	25,838
	2009	53,156
LargeCap Growth I	2011	10,809	9.34	11.78
	2010	3,286
	2009	15,525
LargeCap S&P 500 Index	2010	2,170	3.22	3.09
	2009	60
LargeCap Value	2011	22,107	4.56	7.01
	2010	44,796
	2009	46,266
MidCap	2011	5,361	1.44	2.52
	2010	1,649
	2009	2,458
Principal Capital Appreciation	2011	646	1.77	3.00
	2010	1,868
	2009	1,565
Real Estate Securities	2011	$4,013	6.03%	11.23%
	2010	6,984
	2009	15,026
SmallCap Blend	2011	3,014	2.18	2.84
	2010	4,391
	2009	4,803
SmallCap Growth II	2011	7,471	3.51	4.94
	2010	12,542
	2009	14,054
SmallCap Value I	2011	6,340	3.00	3.24
	2010	261
	2009	3,550

Commissions Paid to Lehman Brothers, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
SmallCap Growth II	2009	$3,861

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Commissions Paid to Mitsubishi UFJ Securities Co. Ltd.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2011	$1,015	0.11%	0.09%
	2010	5,259
	2009	3,636

Commissions Paid to Morgan Joseph & Co.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
SmallCap Growth II	2010	$ 42
	2009	661

Commissions Paid to Morgan Stanley & Co. Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

Asset Allocation	2009	$ 170
Balanced	2011	1,552	2.24%	2.12%
	2010	3,259
	2009	2,703
Diversified International	2011	81,568	8.45	8.78
	2010	91,525
	2009	65,029
Equity Income	2011	620	0.19	0.30
	2010	916
	2009	4,816

International Emerging Markets	2011	$60,760	10.36%	9.31%
	2010	79,307
	2009	52,445
LargeCap Blend II	2011	7,126	7.69	5.84
	2010	5,506
	2009	12,296
LargeCap Growth	2011	5,680	2.88	2.86
	2010	9,036
	2009	10,433
LargeCap Growth I	2011	7,786	6.73	6.56
	2010	6,393
	2009	4,509
LargeCap S&P 500 Index	2011	36	0.05	0.09
	2010	253
	2009	24
LargeCap Value	2011	6,256	1.29	2.38
	2010	20,776
	2009	5,938
MidCap	2011	8,723	2.34	1.90
	2010	3,127
	2009	1,762
Principal Capital Appreciation	2011	2,227	6.09	6.43

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Commissions Paid to Morgan Stanley & Co. Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

	2010	1,860
	2009	195
Real Estate Securities	2011	1,183	1.78	1.19
	2010	2,056
	2009	799
SmallCap Blend	2011	1,414	1.02	1.31
	2010	1,145
	2009	4,728
SmallCap Growth II	2011	11,257	5.29	4.56
	2010	19,955
	2009	7,210
SmallCap Value I	2011	10,152	4.80	4.58
	2010	15,229
	2009	7,273

Commissions Paid to National Financial Services, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2011	$ 12	0.01%	0.00%
	2010	20
	2009	224
LargeCap Growth I	2011	3	0.00	0.00
	2010	45
	2009	24
SmallCap Value I	2009	90

Commissions Paid to Natixis Securities
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2011	$ 43	0.00%	0.01%
	2010	508

Commissions Paid to Natixis Bleichroeder, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2009	$ 84
LargeCap Growth	2009	185

Commissions Paid to Pershing, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap S&P 500 Index	2009	$ 20
SmallCap Growth II	2011	5,468	2.57%	1.30%
	2010	29,941
	2009	30,761

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Commissions Paid to Sanford C. Bernstein & Co. LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

Asset Allocation	2011	$ 4,957	15.42%	16.29%
	2010	7,577
	2009	449
Balanced	2011	2,621	3.79	4.65
	2010	2,234
	2009	2,461
Diversified International	2011	4,930	0.51	1.01
	2010	2,679
	2009	2,869
Equity Income	2011	32,522	10.14	11.65
	2010	30,743
	2009	30,293
International Emerging Markets	2011	2,703	0.46	0.43
LargeCap Blend II	2011	845	0.91	1.41
	2010	3,543
	2009	6,434
LargeCap Growth	2011	1,230	0.62	0.44
	2010	6,226
	2009	1,424
LargeCap Growth I	2011	2,829	2.44	2.79
	2010	2,944
	2009	4,131
LargeCap S&P 500 Index	2011	25	0.04	0.09
LargeCap Value	2011	16,459	3.40	5.14
	2010	20,881
	2009	10,713
MidCap	2011	$ 6,679	1.79%	2.16%
	2010	1,674
	2009	704
Principal Capital Appreciation	2011	1,982	5.42	7.02
	2010	2,034
	2009	2,431
Real Estate Securities	2011	3,918	5.89	8.38
	2010	9,889
	2009	13,554
SmallCap Blend	2011	96	0.07	0.12
	2010	672
	2009	368
SmallCap Growth II	2011	453	0.21	0.53
	2010	2,464
	2009	1,270
SmallCap Value I	2011	7,669	3.62	4.32
	2010	718
	2009	2,274

Commissions Paid to Spectrum Asset Management, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Bond & Mortgage Securities	2009	$19,131

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Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.

The following table indicates the value of each Account’s aggregate holdings, in thousands, of the securities of Principal Variable Contracts Funds, Inc. regular brokers or dealers for the fiscal year ended December 31, 2011.

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers

Asset Allocation	Bank of America Corp	232
	Bank of New York Mellon Corp/The	64
	Citigroup Inc	388
	Deutsche Bank AG	78
	Goldman Sachs Group Inc/The	353
Balanced	Bank of America Corp	299
	Citigroup Inc	342
	Deutsche Bank AG	120
	Goldman Sachs Group Inc/The	63
	Morgan Stanley	345
Bond & Mortgage Securities	Bank of America Corp	4,043
	Citigroup Inc	6,644
	Deutsche Bank AG	1,478
	Goldman Sachs Group Inc/The	1,303
	Morgan Stanley	5,026
	Nomura Asset Acceptance Corp	13

Diversified International	Bank of America Corp	243
	Deutsche Bank AG	2,202
	Morgan Stanley	143
Equity Income	Bank of America Corp	1,991
	Deutsche Bank AG	1,792
Government & High Quality Bond	Bank of America Corp	2,513
	Citigroup Inc	14,978
	Deutsche Bank AG	2,053
Income	Bank of America Corp	3,907
	Citigroup Inc	1,993
	Deutsche Bank AG	1,253
	Goldman Sachs Group Inc/The	2,457
	Morgan Stanley	1,620
International Emerging Markets	Bank of America Corp	157
	Deutsche Bank AG	142
LargeCap Blend II	Bank of America Corp	868
	Bank of New York Mellon Corp/The	101
	Citigroup Inc	1,243
	Deutsche Bank AG	448
	Goldman Sachs Group Inc/The	331
	Morgan Stanley	845
LargeCap Growth	Bank of America Corp	914
	Deutsche Bank AG	822
LargeCap Growth I	Bank of America Corp	630
	Deutsche Bank AG	567
LargeCap S&P 500 Index	Bank of America Corp	5,389
	Bank of New York Mellon Corp/The	1,216
	Citigroup Inc	3,874
	Deutsche Bank AG	2,295
	Goldman Sachs Group Inc/The	2,242
	Morgan Stanley	1,131
LargeCap Value	Bank of America Corp	268
	Citigroup Inc	2,391
	Deutsche Bank AG	241

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Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers

MidCap	Bank of America Corp	809
	Deutsche Bank AG	728
Money Market	Deutsche Bank AG	4,030
	Goldman Sachs Group Inc/The	5,998
	UBS Finance Delaware LLC	1,499
Principal Capital Appreciation	Bank of America Corp	574
	Deutsche Bank AG	517
Real Estate Securities	Bank of America Corp	55
	Deutsche Bank AG	49
Short-Term Income	Bank of America Corp	5,489
	Bank of New York Mellon Corp/The	3,173
	Citigroup Inc	5,444
	Deutsche Bank AG	1,130
	Goldman Sachs Group Inc/The	5,370
	Morgan Stanley	5,092
SmallCap Blend	Bank of America Corp	246
	Deutsche Bank AG	221
SmallCap Growth II	Bank of America Corp	547
	Deutsche Bank AG	492
SmallCap Value I	Bank of America Corp	423
	Deutsche Bank AG	381

Allocation of Trades

By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms’ trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Principal provides investment advice to the Principal LifeTime Accounts, and PGI assists Principal in managing the Principal LifeTime Accounts. Conflicts may arise in connection with the services Principal provides to the Principal LifeTime Accounts with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Principal also provides investment advisory services to Accounts that have multiple investment advisers (“Multi-Managed Accounts”). These services include determining the portion of a Multi-Managed Account's portfolio to be allocated to an adviser. Conflicts may arise in connection with the services Principal and PGI provide to the Principal LifeTime Accounts, and in connection with the services Principal provides to Multi-Managed Accounts, for the following reasons:

•

Principal serves as the investment adviser to the underlying mutual funds in which Principal LifeTime Accounts invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which Principal LifeTime Accounts may invest. This raises a potential conflict because Principal's or an affiliated company's profit margin may vary depending upon the underlying fund in which the Principal LifeTime portfolios invest;

•

Principal or an affiliated person may serve as investment adviser to a portion of a Multi-Managed Account. This raises a potential conflict because Principal's or an affiliated investment adviser's profit margin may vary depending on the extent to which a Multi-Managed Account's assets are managed by Principal or allocated to an affiliated adviser.

•

A sub-advisor may determine that the asset class PVC has hired it to manage (for example, small capitalization growth stocks) can be managed effectively only by limiting the amount of money devoted to the purchase of securities in the asset class. In such a case, a sub-advisor may impose a limit on the amount of money PVC may place with the sub-advisor for management. When a sub-advisor for two or more PVC Accounts imposes such a limit, Principal and/or the sub-advisor may need to determine which Account will be required to limit its investment in the asset class and the degree to which the Account will be so limited. Principal and the sub-advisor may face a conflict of interest in making its determination.

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In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and/or PGI does the following:

•	Maintains a documented, systematic methodology for determining into which mutual funds the Principal LifeTime Accounts invest that does not give undue consideration to the impact to Principal, PGI, or affiliates.

•	Maintains a documented, systematic methodology for determining the portions of a Multi-Managed Account to be allocated to a sub-adviser that does not give undue consideration to the impact to Principal or its affiliates;
•	Reminds its investment personnel who provide services to the Principal LifeTime Accounts or Multi-Managed Accounts of Principal's inherent conflicts of interest, and Principal's duties of loyalty and care as a fiduciary, and obtain a quarterly written affirmation from each portfolio manager that he/she has employed the applicable methodology in good faith in making investment decisions during the preceding quarter; and
•	Principal's Investment Oversight and Risk Committee monitors the services provided to the Principal LifeTime Accounts and Multi-Managed Accounts to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal's duties of loyalty and care as a fiduciary.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Account's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocation of investment opportunities and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Investments the Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Account’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the Strategic Asset Management (“SAM”) Portfolios. Edge or an affiliate of Edge also serves as Sub-Advisor to some of the funds underlying the SAM Portfolios. Edge may, therefore, face conflicts of interest in fulfilling its responsibilities to the SAM Portfolios and underlying funds because Edge’s profit margin may vary depending on the underlying funds in which the SAM Portfolios invest. Principal and Edge are committed to minimizing the potential conflict of interest.

PRICING OF Account SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts except the Money Market Account, the share price is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account
•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and any foreign markets within the Western Hemisphere are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

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Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Account

The share price of each Class of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Account’s ability to maintain a stable net asset value per share.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to

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investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.

Qualification as a Regulated Investment Company

The Accounts intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Accounts must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Accounts' ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Accounts do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Account to fail to qualify as a RIC under the IRC.

PORTFOLIO HOLDINGS DISCLOSURE

The portfolio holdings of the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Account’s portfolio on the principal.com website on the thirteenth business day of the following month. The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on a portfolio’s holdings. The Accounts may also occasionally publish information on the website concerning the removal, addition or change in weightings of underlying funds in which the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, or other funds of funds invest. The Money Market Account also publishes on the website www.principal.com, within five business days after the end of each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Non-Specific Information. Under the Disclosure Policy, the Accounts may distribute non-specific information about the Accounts and/or summary information about the Accounts as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of an Account’s holdings. This information may be made available at any time (or without delay).

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Market Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;

2)	Upon proper request to government regulatory agencies or to self regulatory organizations;

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3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;

4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and Institutional Shareholder Services) to facilitate voting of proxies; and

5)	To the Fund's custodian and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or Principal’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

Abel Noser	ITG
Advent	JPMorgan Worldwide Securities Services
Advent Custodial Data (ACD)	Lend Amend
Barclays	Mathias & Carr
Barra	Market WSO Corporation
Bloomberg	Mellon Analytical Solutions
Brown brothers Harriman	Misys International Banking Systems, Inc.
Charles River Development	Omgeo LLC
Charles River Systems, Inc.	Principal Global Investors, LLC
Citibank	RR Donnelley and Sons
Compliance Science	Russell Implementation Services
Confidential Shredding	Securities Class Action Services, LLC
Confluence Technologies	Standard & Poor's
Cortland Capital Market Services LLC	State Street
Diversified Information Technologies, Inc.	State Street Investment Management Solutions
Eagle Investment Systems Corp.	SunGard Investment Systems LLC
Electra Information Systems	SunGard Personal Trading System
Electra Securities & Reconciliation System	SunGard/Protogent PTA
Eze Castle Software LLC	Syntel Inc.
FactSet	Thomson
Financial Tracking	Thomson Baseline
Fiserv	Thomson Reuters Analysis
Glass Lewis	Wilshire
Institutional Shareholder Services (ISS)	Wolters Kluwer
Interactive Data Corporation	Yield Book
Investment Company Institute	Zeno Consulting Group
Iron Mountain

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM Portfolios invest to facilitate Edge’s management of the SAM Portfolios. Edge may use Underlying Fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

68

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to Principal or to that Account's Sub-Advisor, as appropriate. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

The Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2012, is available, without charge, upon request by calling 1-800-222-5852 or on the SEC website at http://www.sec.gov.

FINANCIAL STATEMENTS

To be filed by amendment.

Independent Registered Public Accounting Firm

Ernst & Young LLP (155 North Wacker Drive, Chicago, IL 60606), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

GENERAL INFORMATION

LargeCap S&P 500 Index Account only

The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

69

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

The following list identifies shareholders who own more than 25% of the voting securities of an Account as of April 5, 2012. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by account.

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFE INSURANCE CO CUST	ASSET ALLOCATION	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BALANCED	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BOND & MORTGAGE	88.97%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41	SECURITIES
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED BALANCED	100.00%	Iowa	Principal Financial Group
ATTN INDIVIDUAL LIFE ACCTNG G-012-S41
711 HIGH ST
DES MOINES IA 50392-9992

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED GROWTH	100.00%	Iowa	Principal Financial Group
ATTN INDIVIDUAL LIFE ACCTNG G-012-S41
711 HIGH ST
DES MOINES IA 50392-9992

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED INTERNATIONAL	68.88%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL NATIONAL LIFE INS CO	EQUITY INCOME	48.69%	Iowa	Principal Financial Group
ATTN INDIVIDUAL LIFE ACCTNG G-012-S41
711 HIGH ST
DES MOINES IA 50392-9992

70

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFE INSURANCE CO CUST	GOVERNMENT & HIGH	53.67%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41	QUALITY BOND
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME	47.99%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	INTERNATIONAL EMERGING	77.66%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41	MARKETS
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP BLEND II	93.72%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL NATIONAL LIFE INS CO	LARGECAP GROWTH	38.65%	Iowa	Principal Financial Group
ATTN INDIVIDUAL LIFE ACCTNG G-012-S41
711 HIGH ST, DES MOINES IA 50392-9992

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH	27.39%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH I	84.56%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	LARGECAP S&P 500 INDEX	57.73%	Maryland	Principal Financial Group
DIVERSIFIED GROWTH ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE	65.67%	Iowa	Principal Financial Group
RIS FIN MGMT B&C T-005-W40
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MIDCAP	87.93%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET	98.11%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST, DES MOINES IA 50392-0001

71

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
SAM BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL	43.73%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221	APPRECIATION
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41	STRATEGIC INCOME
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2010	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2020	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2030	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	REAL ESTATE SECURITIES	88.93%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M BALANCED	79.08%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE	87.22%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41	BALANCED
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE	41.15%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41	GROWTH
711 HIGH ST
DES MOINES IA 50392-0001

72

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE	25.71%	California	Farmers Insurance Group
ATTN SEPERATE ACCOUNTS	GROWTH
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO CUST	S A M FLEXIBLE INCOME	83.89%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH	44.59%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH	37.32%	California	Farmers Insurance Group
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO CUST	SHORT-TERM INCOME	75.81%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP BLEND	100.00%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP GROWTH II	87.70%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP VALUE I	99.71%	Iowa	Principal Financial Group
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

The Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts, SAM Portfolios, and Principal Life Insurance Company do not exercise voting discretion.

Principal Holders of Securities

The Fund is unaware of any persons who own beneficially (but are not shareholders of record) more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of April 5, 2012. The list is presented in alphabetical order by account.

73

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION CLASS 1	53.08%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION CLASS 1	17.13%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	ASSET ALLOCATION CLASS 1	23.08%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BALANCED CLASS 1	67.49%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BALANCED CLASS 1	16.31%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BOND & MORTGAGE SECURITIES CLASS 1	32.54%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BOND & MORTGAGE SECURITIES CLASS 1	5.98%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	BOND & MORTGAGE SECURITIES CLASS 1	36.76%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	BOND & MORTGAGE SECURITIES CLASS 1	6.06%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED BALANCED CLASS 2	99.41%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

74

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED GROWTH CLASS 2	99.96%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED INTERNATIONAL CLASS 1	28.01%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED INTERNATIONAL CLASS 1	8.44%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001
PRINCIPAL LIFE INSURANCE CO CUST

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED INTERNATIONAL CLASS 1	6.59%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	DIVERSIFIED INTERNATIONAL CLASS 1	12.49%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL CLASS 1	16.84%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL CLASS 1	5.14%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 2	35.54%
VARIABLE SEPARATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	DIVERSIFIED INTERNATIONAL CLASS 2	40.83%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	DIVERSIFIED INTERNATIONAL CLASS 2	23.61%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

75

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	EQUITY INCOME CLASS 1	10.12%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	EQUITY INCOME CLASS 1	36.12%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME CLASS 1	25.51%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	EQUITY INCOME CLASS 1	7.33%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	EQUITY INCOME CLASS 1	5.08%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	28.46%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	16.24%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	EQUITY INCOME CLASS 2	47.11%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	5.04%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPERATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO CUST	GOVT & HIGH QUALITY BOND FUND CLASS 1	26.68%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	GOVT & HIGH QUALITY BOND FUND CLASS 1	15.96%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

76

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

SAM BALANCED PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	23.93%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	8.13%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	9.74%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	GOVT & HIGH QUALITY BOND FUND CLASS 2	98.28%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

SAM BALANCED PORTFOLIO PVC	INCOME CLASS 1	48.78%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	INCOME CLASS 1	17.90%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	INCOME CLASS 1	23.09%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	INCOME CLASS 2	89.35%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	INCOME CLASS 2	5.97%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	INTERNATIONAL EMERGING MARKETS CLASS 1	29.06%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	INTERNATIONAL EMERGING MARKETS CLASS 1	26.04%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

77

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
SAM BALANCED PORTFOLIO PVC	INTERNATIONAL EMERGING MARKETS CLASS 1	12.06%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP BLEND II CLASS 1	30.14%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP BLEND II CLASS 1	56.22%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	LARGECAP BLEND II CLASS 2	66.49%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	LARGECAP BLEND II CLASS 2	22.04%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPERATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	LARGECAP BLEND II CLASS 2	9.20%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH I CLASS 1	36.46%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH I CLASS 1	20.37%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	LARGECAP GROWTH I CLASS 1	7.82%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH I CLASS 1	8.44%
VUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

78

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH CLASS 1	17.72%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH CLASS 1	7.95%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP GROWTH CLASS 1	6.29%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	LARGECAP GROWTH CLASS 1	5.27%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	27.47%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	7.40%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	6.78%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	LARGECAP GROWTH CLASS 2	64.25%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	LARGECAP GROWTH CLASS 2	26.73%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPERATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	LARGECAP GROWTH CLASS 2	6.00%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

79

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP S&P 500 INDEX CLASS 1	7.40%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	LARGECAP S&P 500 INDEX CLASS 1	57.73%
DIVERSIFIED GROWTH ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	LARGECAP S&P 500 INDEX CLASS 1	20.03%
DIVERSIFIED BALANCED ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP VALUE CLASS 1	27.93%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP VALUE CLASS 1	8.94%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP VALUE CLASS 1	7.15%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP VALUE CLASS 1	8.80%
VUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP VALUE CLASS 1	12.16%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP VALUE CLASS 1	5.50%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MIDCAP CLASS 1	39.01%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

80

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	MIDCAP CLASS 1	9.24%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MIDCAP CLASS 1	23.88%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MIDCAP CLASS 1	5.02%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	MIDCAP CLASS 2	30.91%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	MIDCAP CLASS 2	49.35%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	MIDCAP CLASS 2	5.61%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	MIDCAP CLASS 2	11.35%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	16.91%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	5.78%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	37.72%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

81

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	10.55%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	14.40%
EXEC VAR UNIVERSAL LIFE II
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	MONEY MARKET CLASS 2	91.84%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	MONEY MARKET CLASS 2	8.04%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL CAPITAL APPRECIATION CLASS 1	7.20%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	45.29%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	7.30%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	13.98%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	12.10%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	PRINCIPAL CAPITAL APPRECIATION CLASS 1	8.51%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	16.35%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

82

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	19.11%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	37.53%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	20.26%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	PRINCIPAL CAPITAL APPRECIATION CLASS 2	6.18%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2010 CLASS 1	11.87%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2010 CLASS 1	73.69%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2010 CLASS 1	5.24%
FREEDOM 2 VARIABLE ANNUNITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2020 CLASS 1	8.86%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2020 CLASS 1	79.53%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2030 CLASS 1	11.29%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

83

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2030 CLASS 1	6.95%
VUL INCOME
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2030 CLASS 1	67.48%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	6.88%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	24.18%
VUL INCOME
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	41.58%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	5.36%
VUL II
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	12.84%
EXEC VAR UNIVERSAL LIFE II
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	7.63%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	25.19%
VUL INCOME
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	39.07%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

84

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	7.90%
VUL II
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	10.24%
BVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	10.35%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	11.54%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	68.85%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	REAL ESTATE SECURITIES CLASS 1	6.20%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	REAL ESTATE SECURITIES CLASS 1	37.42%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	REAL ESTATE SECURITIES CLASS 1	14.11%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	REAL ESTATE SECURITIES CLASS 1	16.27%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	REAL ESTATE SECURITIES CLASS 2	92.58%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

85

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	REAL ESTATE SECURITIES CLASS 2	7.41%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	S A M BALANCED PORTFOLIO CLASS 1	5.04%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M BALANCED PORTFOLIO CLASS 1	79.69%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M BALANCED PORTFOLIO CLASS 1	7.33%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	32.78%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	8.83%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M BALANCED PORTFOLIO CLASS 2	45.53%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

THE U.S. LIFE INS. CO. IN THE CITY OF N.Y.	S A M BALANCED PORTFOLIO CLASS 2	8.19%
FS VERIABLE SEPARATE ACCT
ATTN LEGAL DEPART
21650 OXNARD ST STE 750
WOODLAND HLS CA 91367-4997

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE BALANCED PORT CLASS 1	10.96%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE BALANCED PORT CLASS 1	74.19%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

86

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	47.10%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	5.51%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	39.51%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE GROWTH PORT CLASS 1	9.65%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE GROWTH PORT CLASS 1	33.98%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	17.51%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	17.33%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE GROWTH PORT CLASS 1	8.10%
VARIABLE UNIVERSAL LIFE INCOME II
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	31.39%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	29.01%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	29.05%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

87

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	5.76%
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO CUST	S A M FLEXIBLE INCOME PORT CLASS 1	17.54%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M FLEXIBLE INCOME PORT CLASS 1	68.32%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 1	5.42%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	S A M FLEXIBLE INCOME PORT CLASS 2	40.74%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 2	50.81%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT CLASS 1	10.29%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT CLASS 1	7.40%
VUL INCOME
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT CLASS 1	36.64%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	10.23%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

88

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	9.28%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT CLASS 1	10.28%
VARIABLE UNIVERSAL LIFE INCOME II
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	27.83%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	42.76%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 2	15.85%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	6.58%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPERATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	6.48%
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO CUST	SHORT-TERM INCOME CLASS 1	13.08%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SHORT-TERM INCOME CLASS 1	55.36%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME CLASS 1	7.17%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME CLASS 1	7.07%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

89

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	SHORT-TERM INCOME CLASS 2	96.46%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP BLEND CLASS 1	11.40%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP BLEND CLASS 1	52.44%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP BLEND CLASS 1	5.65%
FREEDOM VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP BLEND CLASS 1	23.40%
VUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP GROWTH II CLASS 1	19.37%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP GROWTH II CLASS 1	36.72%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP GROWTH II CLASS 1	7.57%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP GROWTH II CLASS 1	14.82%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	6.17%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

90

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	39.19%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	46.54%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	SMALLCAP GROWTH II CLASS 2	8.62%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP VALUE I CLASS 1	8.31%
PRINFLEX LIFE
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP VALUE I CLASS 1	30.22%
FLEX VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP VALUE I CLASS 1	6.49%
EVUL
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	SMALLCAP VALUE I CLASS 1	44.82%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN IND ACCTNG G-12-S41
711 HIGH ST
DES MOINES IA 50392-0001

SUNAMERICA ANNUITY & LIFE ASSURANCE CO	SMALLCAP VALUE I CLASS 2	100.00%
VARIABLE SEPERATE ACCOUNT
ATTN LEGAL DEPARTMENT
1 SUNAMERICA CTR
LOS ANGELES CA 90067-6100

Management Ownership

As of April 5, 2012, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Accounts.

91

PORTFOLIO MANAGER DISCLOSURE

(as provided by the Investment Advisors)

This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest. For some portfolio managers, this includes beneficial ownership of fund shares through variable life insurance and variable annuity contracts. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.

In this section, information about Principal Management Corporation's portfolio managers is listed first. Next, information about the sub-advisors' portfolio managers is listed alphabetically by sub-advisor.

Information in this section is as of December 31, 2011 unless otherwise noted.

Advisor: Principal Management Corporation

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James W. Fennessey: Diversified Balanced, Diversified Growth, Diversified Income, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts
Registered investment companies	11	$17.6 billion	0	$0
Other pooled investment vehicles	11	$2.1 billion	0	$0
Other accounts	0	$0	0	$0

Mariateresa Monaco: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, SmallCap Value I Accounts
Registered investment companies	13	$3.3 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$41.1 million	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts
Registered investment companies	11	$17.6 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Randy L. Welch: Diversified Balanced, Diversified Growth, Diversified Income, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050, 2060 Accounts
Registered investment companies	11	$17.6 billion	0	$0
Other pooled investment vehicles	11	$2.1 billion	0	$0
Other accounts	0	$0	0	$0

Compensation

For Mr. Fennessey, Ms. Monaco, and Mr. Welch:

Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

92

Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses (except for the Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account; the performance of those Accounts is not a factor in how Mr. Fennessey or Mr. Welch are compensated); the primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Funds for which Ms. Monaco serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Accounts. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long Term Incentive Pay programs.

For Ms. Monaco:

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting. Deferred compensation takes the form of a combination of direct investment in equity funds managed by the team as well as PFG restricted stock.

For Mr. Tyler:

Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary and variable incentive that is reviewed annually. Fund performance is taken into account when determining variable incentive; the primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Accounts for which Mr. Tyler serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Accounts. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Diversified Balanced Account	None
James W. Fennessey	Diversified Growth Account	None
James W. Fennessey	Diversified Income Account	None
James W. Fennessey	Principal LifeTime 2010 Account	None
James W. Fennessey	Principal LifeTime 2020 Account	None
James W. Fennessey	Principal LifeTime 2030 Account	None
James W. Fennessey	Principal LifeTime 2040 Account	None
James W. Fennessey	Principal LifeTime 2050 Account	None
James W. Fennessey	Principal LifeTime 2060 Account	None

93

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Principal LifeTime Strategic Income Account	None
Mariateresa Monaco	LargeCap Blend Account II	None
Mariateresa Monaco	LargeCap Growth Account I	None
Mariateresa Monaco	SmallCap Growth Account II	None
Mariateresa Monaco	SmallCap Value Account I	None
Jeffrey R. Tyler	Principal LifeTime 2010 Account	None
Jeffrey R. Tyler	Principal LifeTime 2020 Account	None
Jeffrey R. Tyler	Principal LifeTime 2030 Account	None
Jeffrey R. Tyler	Principal LifeTime 2040 Account	None
Jeffrey R. Tyler	Principal LifeTime 2050 Account	None
Jeffrey R. Tyler	Principal LifeTime 2060 Account	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income Account	None
Randy L. Welch	Diversified Balanced Account	None
Randy L. Welch	Diversified Growth Account	None
Randy L. Welch	Diversified Income Account	None
Randy L. Welch	Principal LifeTime 2010 Account	None
Randy L. Welch	Principal LifeTime 2020 Account	None
Randy L. Welch	Principal LifeTime 2030 Account	None
Randy L. Welch	Principal LifeTime 2040 Account	None
Randy L. Welch	Principal LifeTime 2050 Account	None
Randy L. Welch	Principal LifeTime 2060 Account	None
Randy L. Welch	Principal LifeTime Strategic Income Account	None

Sub-Advisor: Brown Advisory, LLC

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts (Thousands)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (Thousands)
Kenneth M. Stuzin: LargeCap Growth Account I
Registered investment companies	5	$2,863,513	0	$0
Other pooled investment vehicles	5	$900,616	0	$0
Other accounts	145	$2,784,740	3	$160,197

Compensation

Brown Advisory pays its investment professionals out of its total revenues and other resources, including the subadvisory fees earned with respect to the Funds. Portfolio managers of the sub-adviser receive a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the sub-adviser's business. Portfolio managers who are members of the sub-adviser's management team may maintain meaningful equity interest in Brown Advisory, Incorporated.

When evaluating a portfolio manager's performance, the firm compares the performance of a portfolio manager's accounts to the relevant market index over trailing one, three, and five year time periods. Additionally, the firm takes into account the portfolio manager’s peer rankings over trailing one, three, and five year time periods.

94

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Kenneth M. Stuzin	Large Cap Growth Account I	None

Sub-Advisor: ClearBridge Investments, LLC

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts (Millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (Millions)
Scott Glasser: LargeCap Blend Account II
Registered investment companies	7	$6,052	0	$0
Other pooled investment vehicles	3	$260	0	$0
Other accounts	26,228	$5,835	0	$0

Michael Kagan: LargeCap Blend Account II
Registered investment companies	6	$5,582	1	$448
Other pooled investment vehicles	2	$212	0	$0
Other accounts	4,687	$1,328	0	$0

Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

95

•	Legg Mason Restricted Stock Deferral– a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.
•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
•	Overall firm profitability and performance;
•	Amount and nature of assets managed by the portfolio manager;
•	Contributions for asset retention, gathering and client satisfaction;
•	Contribution to mentoring, coaching and/or supervising;
•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Scott Glasser	LargeCap Blend Account II	None
Michael Kagan	LargeCap Blend Account II	None

Sub-Advisor: Columbus Circle Investors

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas Bisighini: Large Cap Growth Account
Registered investment companies	7	$3,373 M	0	$0
Other pooled investment vehicles	6	$685 M	0	$0
Other accounts	103	$4,390 M	2	$174 M

Anthony Rizza: Large Cap Growth Account
Registered investment companies	7	$3,373 M	0	$0
Other pooled investment vehicles	6	$685 M	0	$0
Other accounts	103	$4,390 M	2	$174 M

Compensation

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

96

a.	Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.	Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.

A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

c.	Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits in the form of a 401(k) plan.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Thomas Bisighini	Large Cap Growth Account	None
Anthony Rizza	Large Cap Growth Account	None

Sub-Advisor: Edge Asset Management, Inc.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$9.034 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Accounts
Registered investment companies	2	$5.167 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jill R. Cuniff: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	5	$8.809 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

97

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Phillip M. Foreman: Principal Capital Appreciation Account
Registered investment companies	1	$1.615 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

John R. Friedl: Government & High Quality Bond, Income and Short-Term Income Accounts
Registered investment companies	3	$7.940 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$9.034 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$7.940 billion	0	$0
Other pooled investment vehicles	1	$531.6 million	0	$0
Other accounts	0	$0	0	$0

Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$7.940 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

David W. Simpson: Equity Income Account
Registered investment companies	2	$3.789 billion	0	$0
Other pooled investment vehicles	1	$42.5 million	0	$0
Other accounts	0	$0	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$7.940 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

98

Compensation

The incentive-based portion of the investment professionals’ compensation is predominantly investment performance, but it also includes professional performance and the firm’s financial metrics.

Investment performance is 70% of a Portfolio Manager’s incentive compensation and is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups as measured equally by 1-3-5 year performance.  Professional performance is 30% of a Portfolio Manager's incentive compensation as measured by satisfaction of goals such as those related to team contribution and quality of research, and is inherently subjective. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth metrics.  Incentive compensation can be targeted up to 125% of a Portfolio Manager's total base compensation but could be higher or lower depending on measurement factors.

There is a portion of the cash based incentive compensation for employees that may be deferred.  This is dependent primarily on the level of the overall cash incentive compensation award.  If the overall cash incentive compensation award reaches a certain threshold, a portion of the award may be deferred over a three year vesting schedule.  The deferred assets are phantom shares invested in the Portfolio Manager’s lead mutual fund.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of PFG common stock or a combination of performance shares and options to eligible participants who obtain high performance levels. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced Portfolio	None
Charles D. Averill	SAM Conservative Balanced Portfolio	None
Charles D. Averill	SAM Conservative Growth Portfolio	None
Charles D. Averill	SAM Flexible Income Portfolio	None
Charles D. Averill	SAM Strategic Growth Portfolio	None
Daniel R. Coleman	Equity Income Account	None
Daniel R. Coleman	Principal Capital Appreciation Account	None
Jill R. Cuniff	SAM Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Growth Portfolio	None
Jill R. Cuniff	SAM Flexible Income Portfolio	None
Jill R. Cuniff	SAM Strategic Growth Portfolio	None
Phillip M. Foreman	Principal Capital Appreciation Account	None
John R. Friedl	Government & High Quality Bond Account	None
John R. Friedl	Income Account	None
John R. Friedl	Short-Term Income Account	None
Todd A. Jablonski	SAM Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Growth Portfolio	None
Todd A. Jablonski	SAM Flexible Income Portfolio	None
Todd A. Jablonski	SAM Strategic Growth Portfolio	None
Ryan P. McCann	Government & High Quality Bond Account	None
Ryan P. McCann	Income Account	None
Ryan P. McCann	Short-Term Income Account	None
Scott J. Peterson	Government & High Quality Bond Account	None
Scott J. Peterson	Income Account	None
Scott J. Peterson	Short-Term Income Account	None
David W. Simpson	Equity Income Account	None
Gregory L. Tornga	Government & High Quality Bond Account	None
Gregory L. Tornga	Income Account	None
Gregory L. Tornga	Short-Term Income Account	None

99

Sub-Advisor: Emerald Advisers, Inc.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Joseph W. Garner: SmallCap Growth Account II
Registered investment companies	1	$106 mm	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	38	$1,023 mm	0	$0

Kenneth G. Mertz II: SmallCap Growth Account II
Registered investment companies	2	$140 mm	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	41	$1,061 mm	0	$0

Stacey L. Sears: SmallCap Growth Account II
Registered investment companies	1	$106 mm	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	38	$1,023 mm	0	$0

Compensation

Emerald has a company-wide compensation/incentive plan. A consulting firm assisted in the development of this plan of which the first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s Board of Directors) can adjust an individual’s salary based on performance.

Portfolio managers are evaluated quarterly based on one and three-year rolling periods relative to the appropriate benchmark and peer group. In addition, evaluation involves assessing the profitability of the product and other duties such as research, client servicing, etc.

Research personnel are evaluated based on performance, adherence to the research process, idea generation, both oral and written communication, and other team-oriented assignments.

In addition, Emerald maintains a “firm-wide” bonus plan; Emerald employees are compensated by operating units including portfolio management, research, marketing, client services, operations, and staff support.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Joseph W. Garner	SmallCap Growth Account II	None
Kenneth G. Mertz II	SmallCap Growth Account II	None
Stacey L. Sears	SmallCap Growth Account II	None

100

Sub-Advisor: J.P. Morgan Investment Management Inc.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Phillip Hart: SmallCap Value Account I
Registered Investment Companies	12	$2.4 billion	0	$0
Other Pooled Investment Vehicles	4	$505.3 million	0	$0
Other Accounts	3	$170.7 million	0	$0

Dennis Ruhl: SmallCap Value Account I
Registered Investment Companies	12	$2.4 billion	0	$0
Other Pooled Investment Vehicles	6	$6,236 million	0	$0
Other Accounts	6	$579.4 million	0	$0

Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Phillip Hart	SmallCap Value Account I	None
Dennis Ruhl	SmallCap Value Account I	None

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Sub-Advisor: Mellon Capital Management

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David Kwan: Bond Market Index Account
Registered investment companies	11	$5,439 million	0	$0
Other pooled investment vehicles	29	$14,651 million	4	$274 million
Other accounts	32	$5,439 million	1	$1,166,980,292

Gregg Lee: Bond Market Index Account
Registered investment companies	11	$5,439 million	0	$0
Other pooled investment vehicles	29	$14,651 million	4	$274 million
Other accounts	32	$5,439 million	1	$1,166,980,292

Zandra Zelaya: Bond Market Index Account
Registered investment companies	11	$5,439 million	0	$0
Other pooled investment vehicles	29	$14,651 million	4	$274 million
Other accounts	32	$5,439 million	1	$1,166,980,292

Compensation

The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital's Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut

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back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
David Kwan	Bond Market Index Account	None
Gregg Lee	Bond Market Index Account	None
Zandra Zelaya	Bond Market Index Account	None

Sub-Advisor: Morgan Stanley Investment Management

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Mark Bavoso: Asset Allocation Account
Registered investment companies	3	$622,893,570	N/A	N/A
Other pooled investment vehicles	2	$602,658,809	N/A	N/A
Other accounts	10	$4,104,924,593	3	$1,567,281,301

Cyril Moulle-Berteaux: Asset Allocation Account
Registered investment companies	5	$777,975,756	N/A	N/A
Other pooled investment vehicles	2	$602,658,809	N/A	N/A
Other accounts	9	$4,073,634,329	3	$1,567,281,301

Compensation

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.
•	Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.
•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP

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awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	The investment performance of the funds/accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Adviser.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Mark Bavoso	Asset Allocation Account	None
Cyril Moulle-Berteaux	Asset Allocation Account	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David Blake: Principal LifeTime 2010, 2020, 2030, 2040, 2050, 2060, Strategic Income Accounts
Registered investment companies	11	$17.6 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Paul H. Blankenhagen: Diversified International Account
Registered investment companies	1	$2.7 billion	0	$0
Other pooled investment vehicles	3	$2.4 billion	0	$0
Other accounts	3	$202.2 million	0	$0

Juliet Cohn: Diversified International Account
Registered investment companies	1	$2.7 billion	0	$0
Other pooled investment vehicles	3	$2.4 billion	0	$0
Other accounts	4	$284.1 million	0	$0

Mihail Dobrinov: International Emerging Markets Account
Registered investment companies	2	$972.5 million	0	$0
Other pooled investment vehicles	17	$2.7 billion	7	$1.5 billion
Other accounts	2	$972.5 million	0	$0

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	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Arild Holm: LargeCap Value Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	2	$228.2 million	0	$0
Other accounts	1	$50.5 million	0	$0

Thomas Kruchten: LargeCap S&P 500 Index Account
Registered investment companies	4	$3.8 billion	0	$0
Other pooled investment vehicles	3	$10.0 billion	0	$0
Other accounts	3	$80.1 million	0	$0

K. William Nolin: MidCap Account
Registered investment companies	1	$2.0 billion	0	$0
Other pooled investment vehicles	1	$1.2 billion	0	$0
Other accounts	0	$0	0	$0

Phil Nordhus: SmallCap Blend Account
Registered investment companies	3	$364.0 million	0	$0
Other pooled investment vehicles	7	$945.0 million	0	$0
Other accounts	1	$105.5 million	0	$0

Brian Pattinson: SmallCap Blend Account
Registered investment companies	3	$364.0 million	0	$0
Other pooled investment vehicles	8	$1.3 billion	0	$0
Other accounts	7	$1.1 billion	2	$331.7 million

Jeff Schwarte: LargeCap Value Account
Registered investment companies	2	$1.5 billion	0	$0
Other pooled investment vehicles	5	$493.4 million	0	$0
Other accounts	3	$185.5 million	0	$0

Mohammed Zaidi: International Emerging Markets Account
Registered investment companies	2	1,646,235,323	0	$0
Other pooled investment vehicles	2	1,099,505,855	0	$0
Other accounts	27	4,623,628,805	7	$1,764,475,880

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Emphasis is placed on longer term results, with one-year results weighted 20% and three- and five-year results each weighted 40%. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

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In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Equities group. For portfolio managers and senior professionals, a portion of incentive compensation may be deferred, with half of the deferred portion required to be invested in equity funds managed by the team. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
David Blake	Principal LifeTime 2010 Account	None
David Blake	Principal LifeTime 2020 Account	None
David Blake	Principal LifeTime 2030 Account	None
David Blake	Principal LifeTime 2040 Account	None
David Blake	Principal LifeTime 2050 Account	None
David Blake	Principal LifeTime 2060 Account	None
David Blake	Principal LifeTime Strategic Income Account	None
Paul Blankenhagen	Diversified International Account	None
Juliet Cohn	Diversified International Account	None
Mihail Dobrinov	International Emerging Markets Account	None
Arild Holm	LargeCap Value Account	None
Thomas Kruchten	LargeCap S&P 500 Index Account	None
Bill Nolin	MidCap Account	None
Phil Nordhus	SmallCap Blend Account	None
Brian Pattinson	SmallCap Blend Account	None
Jeff Schwarte	LargeCap Value Account	None
Mohammed Zaidi	International Emerging Markets	None

Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Bill Armstrong: Bond & Mortgage Securities Account
Registered investment companies	2	$2.0 billion	0	$0
Other pooled investment vehicles	4	$5.1 billion	0	$0
Other accounts	15	$3.6 billion	2	$1.0 billion

Tracy Reeg: Money Market Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$3.2 billion	0	$0
Other accounts	0	$0	0	$0

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	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance

Alice Robertson: Money Market Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$3.2 billion	0	$0
Other accounts	0	$0	0	$0

Tim Warrick: Bond & Mortgage Securities Account
Registered investment companies	1	$1.9 billion	0	$0
Other pooled investment vehicles	5	$5.3 billion	0	$0
Other accounts	22	$4.3 billion	2	$1.0 billion

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer group, if applicable. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Investment performance is a primary determinant in the allocation of total variable compensation. The structure is applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders. Team results and individual contributions are among the other factors impacting incentive compensation levels.

These discretionary compensation metrics are specifically aligned with the results of the Fixed Income group. For portfolio managers and senior professionals, a portion of incentive compensation may be deferred, with half of the deferred portion required to be invested in fixed income funds managed by the team. All senior team members have substantial investments in fixed income funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation allocation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Bill Armstrong	Bond & Mortgage Securities Account	None
Tracy Reeg	Money Market Account	None
Alice Robertson	Money Market Account	None
Tim Warrick	Bond & Mortgage Securities Account	None

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Sub-Advisor: Principal Global Investors, LLC (Multi-Asset Portfolio Managers)

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Matthew Annenberg: Principal LifeTime 2010, 2020, 2030, 2040, 2050, 2060, Strategic Income Accounts
Registered investment companies
Other pooled investment vehicles
Other accounts

Dirk Laschanzky: Balanced, Principal LifeTime 2010, 2020, 2030, 2040, 2050, 2060, Strategic Income Accounts
Registered investment companies	11	$17.6 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for Multi-Asset Advisors investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is aligned with performance and goals of Principal Global Investors, as well as the parent company Principal Financial Group.  The structure is applied among all investment professionals.  Team results and individual contributions are among the other factors impacting incentive compensation levels.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Matthew Annenberg	Principal LifeTime 2010 Account	None
Matthew Annenberg	Principal LifeTime 2020 Account	None
Matthew Annenberg	Principal LifeTime 2030 Account	None
Matthew Annenberg	Principal LifeTime 2040 Account	None
Matthew Annenberg	Principal LifeTime 2050 Account	None
Matthew Annenberg	Principal LifeTime 2060 Account	None
Matthew Annenberg	Principal LifeTime Strategic Income Account	None
Dirk Laschanzky	Balanced Account	None
Dirk Laschanzky	Principal LifeTime 2010 Account	None
Dirk Laschanzky	Principal LifeTime 2020 Account	None
Dirk Laschanzky	Principal LifeTime 2030 Account	None
Dirk Laschanzky	Principal LifeTime 2040 Account	None
Dirk Laschanzky	Principal LifeTime 2050 Account	None
Dirk Laschanzky	Principal LifeTime 2060 Account	None
Dirk Laschanzky	Principal LifeTime Strategic Income Account	None

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Sub-Advisor: Principal Real Estate Investors, LLC

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Anthony Kenkel: Real Estate Securities Account
Registered investment companies	5	$2,872,601,639	0	$0
Other pooled investment vehicles	3	$38,870,193	0	$0
Other accounts	16	$542,021,249	1	$64,215,043

Matt Richmond: Real Estate Securities Account
Registered investment companies	1	$1.8 billion	0	$0
Other pooled investment vehicles	1	$6.3 million	0	$0
Other accounts	13	$333.6 million	1	$58.0 million

Kelly D. Rush: Real Estate Securities Account
Registered investment companies	5	$2.5 billion	0	$0
Other pooled investment vehicles	2	$10.4 million	0	$0
Other accounts	16	$484.9 million	1	$58.0 million

Compensation

Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other real estate asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with award levels reflecting investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance is a primary determinant of total variable compensation. The remaining portion of incentive compensation is based on a combination of team and firm results and individual contributions.

For senior team members (approximately 10% of real estate employees), a portion of variable earnings are structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of Principal Financial Group restricted stock units and deferred cash. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance provides strong alignment of interests with client objectives. Second, the team results and individual contributions components are intended to balance rewards with the achievement of longer term business strategies including asset retention and growth, firm wide collaboration and team development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on talent retention.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager

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Anthony Kenkel	Real Estate Securities	None
Matt Richmond	Real Estate Securities Account	None
Kelly D. Rush	Real Estate Securities Account	None

Sub-Advisor: T. Rowe Price Associates, Inc.

Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Anna M. Dopkin: LargeCap Blend Account II
Registered investment companies	11	$6.4 billion*	0	$0
Other pooled investment vehicles	9	$3.1 billion	0	$0
Other accounts	58	$18.2 billion	0	$0

Ann M. Holcomb: LargeCap Blend Account II
Registered investment companies	11	$6.4 billion*	0	$0
Other pooled investment vehicles	9	$3.1 billion	0	$0
Other accounts	58	$18.2 billion	0	$0

Robert W. Sharps: LargeCap Growth Account I
Registered investment companies	5	$6.7 billion**	0	$0
Other pooled investment vehicles	7	$10.0 billion	0	$0
Other accounts	40	$5.1 billion	0	$0
*	Does not include assets of the Principal LargeCap Blend II Series.
**	Does not include assets of the Principal LargeCap Growth I Series.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long- term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these

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plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Anna M. Dopkin	LargeCap Blend Account II	None
Ann M. Holcomb	LargeCap Blend Account II	None
Robert W. Sharps	LargeCap Growth Account I	None

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APPENDIX A – Descriptions of Bond Ratings

Description of Bond Ratings:

Moody's Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings:

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating "C" is reserved for income bonds on which no interest is being paid.

D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

Fitch, Inc. Long-Term Credit Ratings

Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

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RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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APPENDIX B – Proxy Voting Policies

The proxy voting policies applicable to each Account follows.

The order in which the Proxy Voting Policies are arranged is in alphabetical order by Manager and then each Sub-Advisor.

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Principal Management Corporation (“Principal”) Proxy Voting Policy
Effective March 10, 2009

Proxy Voting Policy
Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.

On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.

In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;
•	The approval of Principal’s Chief Investment Officer;
•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);
•	A determination that the decision is not influenced by any conflict of interest; and
•	The creation of a written record reflecting the process.

Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios
The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients
The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.

Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;1

1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

•	Casting a vote on a foreign security may require that Principal engage a translator;
•	Restrictions on foreigners’ ability to exercise votes;
•	Requirements to vote proxies in person;
•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•	Untimely notice of shareholder meeting;
•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow  ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:
o
Any request, whether written (including e-mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

o
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

o
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

o	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:
o	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.
o	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:
o
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

o	Principal will maintain documentation to support the decision to vote against ISS recommendation.
o
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30  for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

PROXY VOTING POLICY ON SECURITIES*

The Firm shall vote proxies consistent with this Policy.  Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.

Routine Matters

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.

Election of Directors.  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.

Appointment of Auditors.  Management recommendations shall generally be supported.

Changes in State of Incorporation or Capital Structure.  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.

Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Conflicts of Interest

A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted.  The Firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters Consistent with Policy.  The Firm may vote proxies for routine matters as required by this Policy.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Immaterial Conflicts.  The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters.  If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:

a)	In the case of a Fund, the Firm shall consult with the Funds’ proxy administrator;
b)	In the case of all other clients, the Firm should confer with appropriate parties, including counsel if necessary to ensure that the proxy is voted in the best interest of the client.

Abstention

The Firm may abstain from voting proxies in certain circumstances.  The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

Recordkeeping

The Firm will maintain files relating to its proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm.  The Firm will retain the following:

o	Copies of the proxy voting procedures and policies, and any amendments thereto.

o
A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

o	A record of each vote that the Firm casts.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

o	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

o
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy.  If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.

A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility:
Director of Research, Portfolio Managers
Approver: CEO
Last Reviewed Date: June 2011
Next Review Date: June 2012

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

ClearBridge Advisors

Proxy Voting Policies and Procedures

amended as of March 6, 2012

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

1

CLEARBRIDGE ADVISORS

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

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A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

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3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

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A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:
•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director
•	Majority of independent directors (supermajority)
•	All independent key committees
•	Size of the company (based on market capitalization)
•	Established governance guidelines
•	Company performance

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3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

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B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

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2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

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7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;
•	there is negligible or positive impact on shareholder value;
•	management provides adequate reasons for the amendments; and
•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

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2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

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2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

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c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

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7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

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1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

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•	Compensation committee comprised of independent outside directors
•	Maximum award limits
•	Repricing without shareholder approval prohibited
•	3-year average burn rate for company
•	Plan administrator has authority to accelerate the vesting of awards
•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

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8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value
•	The offering period is 27 months or less
•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
•	There are limits on employee contribution (ex: fixed dollar amount)
•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

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•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis
•	Performance metrics for short- and long-term incentive programs
•	CEO pay relative to company performance (is there a misalignment)
•	Tax gross-ups to senior executives
•	Change-in-control arrangements
•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

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•	While employed and/or for one to two years following the termination of their employment; or
•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
•	Actual stock ownership of the company’s named executive officers
•	Policies aimed at mitigating risk taking by senior executives
•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

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2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

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a.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company's analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

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2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available
•	How extensive is the disclosure on these documents
•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
•	Does the company provide information on its trade association expenditures
•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of a quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	regulatory filings
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

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5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

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VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;
•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

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In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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Columbus Circle Investors

PROXY VOTING POLICY
2011

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts.  At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted.  Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process.  Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

PROXY VOTING POLICY • 1

II.	Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently.  The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters.  ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters.  If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.  Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.            When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦     "Normal" elections of directors

♦     Approval of auditors/CPA

♦     Directors' liability and indemnification

♦     General updating/corrective amendments to charter

♦     Elimination of cumulative voting

♦     Elimination of preemptive rights

PROXY VOTING POLICY • 2

2.            When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

♦	Capitalization changes that eliminate other classes of stock and voting rights

♦	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

♦	Stock purchase plans with an exercise price of not less than 85% FMV

♦	Stock option plans that are incentive based and not excessive

♦	Reductions in supermajority vote requirements

♦	Adoption of antigreenmail provisions

3.            When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

♦	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

♦	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

♦	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

♦	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

♦	Classified or single-slate boards of directors

♦	Reincorporation into a state that has more stringent anti-takeover and related provisions

♦	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

PROXY VOTING POLICY • 3

♦	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

♦	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

♦	Amending articles to relax quorum requirements for special resolutions

♦	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦	Re-election of director(s) who holds offices of chairman and CEO

♦	Re-election of director(s) who serve on audit, compensation and nominating committees

♦	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

♦	Adoption of option plans/grants to directors or employees of related companies

♦	Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes.  Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.             When voting shareholder proposals, in general, initiatives related to the following items are supported:

♦	Auditors should attend the annual meeting of shareholders

♦	Election of the board on an annual basis

♦	Equal access to proxy process

♦	Submit shareholder rights plan poison pill to vote or redeem

PROXY VOTING POLICY • 4

♦	Undo various anti-takeover related provisions

♦	Reduction or elimination of super-majority vote requirements

♦	Anti-greenmail provisions

♦	Submit audit firm ratification to shareholder votes

♦	Audit firm rotations every five or more years

♦	Requirement to expense stock options

♦	Establishment of holding periods limiting executive stock sales

♦	Report on executive retirement benefit plans

♦	Require two-thirds of board to be independent

♦	Separation of chairman and chief executive posts

2.           When voting shareholder proposals, in general, initiatives related to the following items are not supported:

♦	Requiring directors to own large amounts of stock before being eligible to be elected

♦	Restoring cumulative voting in the election of directors

♦
Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

♦
Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

♦	Restrictions banning future stock option grants to executives except in extreme cases

PROXY VOTING POLICY • 5

3.	Additional shareholder proposals require case-by-case analysis

♦
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

♦	Requirements that stock options be performance-based

♦	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

♦	Shareholder access to nominate board members

♦	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.  Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.  Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.  Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management.  It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue.  These activities and others that could be considered expressions of activism are not under consideration at this time.  Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest.  As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

PROXY VOTING POLICY • 6

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS.  In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

PROXY VOTING POLICY • 7

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies.  It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required.  Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1.	Voting Procedures

•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

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•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines  (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest.  If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account.  Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.	Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.	Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting.  Edge may in any event disclose its general policy to follow ISS’s guidelines.  No employee of Edge may accept any remuneration in the solicitation of proxies.

6.	Errors

•	Edge will document errors and the resolution of errors.

7.	Recordkeeping

•
Documentation shall be maintained for at least five years.  Edge will keep records regarding all client requests to review proxy votes and accompanying responses.  Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

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8.	Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract.  Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement.  This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006 Adopted policy: March 31, 2004

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EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote.  It is EAI’s policy to vote all such proxies.  Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations.  The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management.  First and foremost, the investor is a fiduciary and secondly, an owner.  Fiduciaries and owners are responsible for their investments.  These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation
b.	Corporate Expansion
c.	Dividend Policy
d.	Free Cash Flow
e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients.  Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management.  Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position.  In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members.  Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members.  Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process.  Independence though, is only the first criteria for a Board.  Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations.  Too many companies are really ownerless.  Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out.  A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.      Election of Directors, a Board of Directors, or any number of Directors.  In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•      Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

•       Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•      Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•      Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•      Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•      Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•      Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•      Votes should be cast in favor of proposals to create shareholder advisory committees.  These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.      Selection of Accountants:  EAI will generally support a rotation of accountants to provide a truly independent audit.  This rotation should generally occur every 4-5 years.

C.      Incentive Stock Plans.  EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.      Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E.      Annual Meeting Location.  This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires.  Resolution.  EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F.      Preemptive Rights.  This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock.  Resolution:  We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G.      Mergers and/or Acquisitions.  Each  merger and/or acquisition has numerous ramifications for long term shareholder value.  Resolution:  After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor.  All proposals should be examined on a case by case basis.

A.      Provisions Restricting Shareholder Rights.  These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.  These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues.  Resolution:  Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.      Anti-Shareholder Measures.  These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation.  They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.    Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered.  This eliminates the possibility of removing entrenched management at any one annual election of directors.  Resolution:  Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.    Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms.  In general, issuers confer contingent benefits of some kind on their common stockholders.  The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.  Resolution:  Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3.    Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights.  EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally.  Resolution:  Vote Against proposals creating different classes of stock with unequal voting privileges.

4.    Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control.  This is another way for management to make changes in control of the company more difficult.  Resolution:  Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.    Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger.  The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive.  Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings.  Resolution:  Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat:  Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.    Increases in authorized shares and/or creation of new classes of common and preferred stock:
a.	Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock.  Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs.  However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure.  When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution:  On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.  One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion.  The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders.  These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits.  Generally, managements propose that the liability of directors and management be either eliminated or limited.  Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management.  Therefore directors and management should be responsible for their fiduciary duty of care towards the company.  The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution:  On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger.  These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition.  Shareholders should be allowed to vote on all plans of this type.
Resolution:  On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail
EAI would not support management in the payment of greenmail.
Resolution:  EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected.  According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more.  This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest.  It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution:  Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids.  This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder.  These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”.  Directors are elected primarily to promote and protect the shareholder interests.  Directors should not allow other considerations to dilute or deviate from those interests.  Resolution:  EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting.  In this way, management is able to know before the final outcome how their proposals are being accepted.  If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes.  Elections should take place in normal democratic process which includes the secret ballot.  Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners.  Resolution:  Vote For proposals to establish secret ballot voting.

i.	Disclosure
Resolution:  EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records.  EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners
Resolution:  EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest.  For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures.  Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.  Resolution:  On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access.  Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement.  The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement.  Resolution:  EAI will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes
EAI supports changes in the method of accounting for abstention votes.  Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting.  Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.  Votes cast abstaining should not be included in total votes cast.  Resolution:  EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

EAI, in general supports the position of management.  Exceptions to this policy Include:

1.	South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

Global Proxy Voting

Procedures and Guidelines

For North America, Europe, Middle East, Africa,
Central America, South America,

Asia (ex-Japan) and Japan

2012 Edition

April 1, 2012

JPMorgan Asset Management Corporate Governance	Page 1

Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	4
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	5
	F.	Recordkeeping	6
		Exhibit A	6

Part II:	JPMorgan Asset Management Proxy-Voting Guidelines

	A.	North America	8-23
		Table of Contents	9-10
		Guidelines	11-24

	B.	Europe, Middle East, Africa, Central America and South America	25-39
		Table of Contents	26
		Guidelines	27-39

	C.	Asia (ex-Japan)	40-51
		Table of Contents	41
		Guidelines	42-51

	D.	Japan	52-60
		Table of Contents	53
		Guidelines	54-60

JPMorgan Asset Management Corporate Governance	Page 2

Part I: JPMorgan Asset Management Global

Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 2

_______________________

¹ Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM.  The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers other than J.P. Morgan Private Investments, Inc. and not the policies of JPMAM.

2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

JPMorgan Asset Management Corporate Governance	Page 3

C.	The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

JPMorgan Asset Management Corporate Governance	Page 4

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

JPMorgan Asset Management Corporate Governance	Page 5

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank , NA

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

JPMorgan Asset Management Corporate Governance	Page 6

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

JPMorgan Asset Management Corporate Governance	Page 7

Part II.A: North America Proxy Voting

JPMorgan Asset Management Corporate Governance	Page 8

Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections	11

2.	Proxy Contests	11
	a. Election of Directors	11
	b. Reimburse Proxy Solicitation Expenses	11

3.	Ratification of Auditors	12

4.	Proxy Contest Defenses	13-14
	a. Board Structure: Staggered vs. Annual Elections	13
	b. Shareholder Ability to Remove Directors	13
	c. Cumulative Voting	13
	d. Shareholder Ability to Call Special Meeting	14
	e. Shareholder Ability to Act by Written Consent	14
	f. Shareholder Ability to Alter the Size of the Board	14

5.	Tender Offer Defenses	14-15
	a.Poison Pills	14
	b. Fair Price Provisions	14
	c. Greenmail	14
	d. Unequal Voting Rights	14
	e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	14
	f. Supermajority Shareholder Vote Requirement to Approve Mergers	15

6.	Miscellaneous Board Provisions	15-16
	a. Separate Chairman and CEO Positions	15
	b. Lead Directors and Executive Sessions	15
	c. Majority of Independent Directors	15
	d. Stock Ownership Requirements	16
	e. Term of Office	16
	f. Director and Officer Indemnification and Liability Protection	16
	g. Board Size	6
	h. Majority Vote Standard	16

7.	Miscellaneous Governance Provisions	16-17
	a. Independent Nominating Committee	16
	b. Confidential Voting	16
	c. Equal Access	16
	d. Bundled Proposals	16
	e. Charitable Contributions	16
	f. Date/Location of Meeting	17
	g. Include Nonmanagement Employees on Board	17
	h. Adjourn Meeting if Votes are Insufficient	17
	i. Other Business	17
	j. Disclosure of Shareholder Proponents	17

8.	Capital Structure	17-18
	a. Common Stock Authorization	17
	b. Stock Distributions: Splits and Dividends	17
	c. Reverse Stock Splits	17
	d. Blank Check Preferred Authorization	17
	e. Shareholder Proposals Regarding Blank Check Preferred Stock	17
	f. Adjustments to Par Value of Common Stock	17
	g. Restructurings/Recapitalizations	18
	h. Share Repurchase Programs	18
	i. Targeted Share Placements	18

JPMorgan Asset Management Corporate Governance	Page 9

Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation	18-20
	a. Stock-based Incentive Plans	`19
	b. Approval of Cash or Cash-and-Stock Bonus Plans	19
	c. Shareholder Proposals to Limit Executive and Director Pay	19
	d. Say on Pay	19
	e. Golden and Tin Parachutes	19
	f. 401(k) Employee Benefit Plans	19
	g. Employee Stock Purchase Plans	19
	h. Option Expensing	20
	i. Option Repricing	20
	j. Stock Holding Periods	20
	k. Transferable Stock Options
	l. Recoup Bonuses	20

10.	Incorporation	20
	a. Reincorporation Outside of the United States	20
	b. Voting on State Takeover Statutes	20
	c. Voting on Reincorporation Proposals	20

11.	Mergers and Corporate Restructurings	20-21
	a. Mergers and Acquisitions	20
	b. Nonfinancial Effects of a Merger or Acquisition	20
	c. Corporate Restructuring	21
	d. Spin-offs	21
	e.Asset Sales	21
	f. Liquidations	21
	g. Appraisal Rights	21
	h. Changing Corporate Name	21

12.	Social and Environmental Issues	21-23
	a. Energy and Environment	21
	b. Military Business	22
	c. International Labor Organization Code of Conduct	22
	d. Promote Human Rights in China, Nigeria, and Burma	22
	e. World Debt Crisis	22
	f. Equal Employment Opportunity and Discrimination	22
	g.Animal Rights	22
	h. Product Integrity and Marketing	22
	i. Human Resources Issues	22
	j. Link Executive Pay with Social and/or Environmental Criteria	22
	k. High Risk Markets	23
	l. Political Contributions	23

13.	Foreign Proxies	23

14.	Pre-Solicitation Contact	23

JPMorgan Asset Management Corporate Governance	Page 10

Part II.A: North America Guidelines

1.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Generally vote for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors as long as the minimum threshold of share ownership is 5% and the minimum holding period of share ownership is 3 years.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

2.	Proxy Contests

2a.	Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b.	Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

JPMorgan Asset Management Corporate Governance	Page 11

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

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4.	Proxy Contest Defenses

4a.	Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b.	Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c.	Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

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4d.	Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e.	Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f.	Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

5a.	Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b.	Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c.	Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d.	Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

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Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f.	Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

6a.	Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b.	Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c.	Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

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Generally vote for shareholder proposals asking for a 2/3 independent board.

6d.	Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e.	Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g.	Board Size

Vote for proposals to limit the size of the board to 15 members.

6h.	Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

7a.	Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b.	Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c.	Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d.	Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e.	Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in

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the best interests of the company.

7f.	Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g.	Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h.	Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i.	Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j.	Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

7k.	Exclusive Venue

Generally, vote against management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes.

8.	Capital Structure

8a.	Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d.	Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e.	Shareholder Proposals Regarding Blank Check Preferred Stock

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Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g.	Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i.	Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

9a.	Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

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We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a.	Stock-based Incentive Plans

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b.	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c.	Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d.	Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

9e.	Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary

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or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

9g.	Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h.	Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9i.	Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j.	Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k.	Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l.	Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation

10a.	Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b.	Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

11a.	Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and

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changes in corporate governance and their impact on shareholder rights.

11b.	Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.	Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.	Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.	Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.	Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h.	Changing Corporate Name

Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.	Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

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Vote case-by-case on proposals that request companies to outline their preparedness to comply with international policies related to climate change.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

Generally, vote against proposals requesting greater disclosure of hydraulic fracturing operations unless there is evidence that the company’s competitors are subject to similar disclosure obligations and taking into consideration significant controversies, fines or litigation regarding the company’s action related to this issue.

12b.	Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.	International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.	Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.	Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12f.	Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12g.	Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

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Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12h.	Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12i.	Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12j.	High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12k.	Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

• a pending acquisition or sale of a substantial business;

• financial results that are better or worse than recent trends would lead one to expect;

•  major management changes;

• an increase or decrease in dividends;

• calls or redemptions or other purchases of its securities by the company;

• a stock split, dividend or other recapitalization; or

• financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide

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companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Part II.B: Europe, Middle East, Africa, Central America and South America Proxy Voting

JPMorgan Asset Management Corporate Governance	Page 25

Part II.B: Europe, Middle East, Africa, Central America and South America Guidelines Table of Contents

I	Policy	27-28

II	Voting Guidelines	29
	1. Reports & Accounts	29
	2. Dividends	29
	3. Board of Directors	29-31
	4. Compensation	31-32
	5. Auditors	33
	6. Issue of Capital	33
	7. Mergers/Acquisitions	33-34
	8. Voting Rights	34
	9. Others	34

III	Stewardship	35-36

IV	Social and Environmental	37-39

JPMorgan Asset Management Corporate Governance	Page 26

I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the National Association of Pension Funds (NAPF), the Investment Management Association (IMA) and the International Corporate Governance Network (ICGN); we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist, e.g. the Tabaksblat Code in the Netherlands, the Cromme Codex in Germany, the MEDEF-AFEP Code in France and the Luxembourg ALFI Code of Conduct. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM is a member of the European Funds and Asset Management Association (EFAMA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM scrutinises every proxy individually, voting for or against each resolution, or actively withholding our vote, on a case-by-case basis. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

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Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. The Committee is composed of senior analysts, fund managers and governance specialists. It meets at least quarterly, or more frequently as circumstances dictate. Its minutes are circulated to senior management, including the Global Head of Equity and Multi Asset Group to whom it reports.

Stewardship and Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Susainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management

London Proxy Committee

February 2012

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II.	VOTING GUIDELINES

2.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

see Compensation

3.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

4.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Chairman

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Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We welcomed the report by Lord Davies in the UK and, although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.

See Remuneration Report

We agree with the findings of the Walker Review in the UK that boards of banks, or other large or complex companies, should consider the establishment of a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

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In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than four significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

5.	COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Similarly, we agree with the view of the NAPF, ABI and others that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area.

Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and,

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more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to achieve this.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options.

Share Option Schemes

Share option schemes should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are fully disclosed in advance. Share options should never be issued at a discount and there should be no award for below-median performance.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-testing or re-pricing of underwater options, or the backdating of options.

Long-Term Incentive Plans (L-TIPs)

Share-based Long-Term Incentive Plans (‘L-TIPs’) should be designed to give directors keen incentives to perform at the highest levels, and grants under such schemes should be subject to performance criteria which are challenging and which reflect the company’s objectives.

Any L-TIP should use an appropriate methodology such as total shareholder return (‘TSR’), or other appropriate measure, coupled with a financial underpin, such as growth in earnings per share (‘EPS’). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes,

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changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

6.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

7.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution. In the UK, such issuances should be consistent with ABI, NAPF and similar guidelines.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

8.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the

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respective desired investment outcomes of our portfolio managers. JPMAM may also split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct relation to the shareholder’s equity capital commitment to the company.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

10.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors;

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nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.

see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

February 2012

III.	STEWARDSHIP

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s investors and corporate governance specialists undertake four broad areas of activity:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

JPMAM uses the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. Proxy votes are scrutinised individually by governance specialists in conjunction with the analyst or portfolio manager. Automated standing instructions to vote in a certain way (e.g. to always vote with management) are never issued in relation to voting managed out of London.

Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

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Copies of our Corporate Governance Policy are available on request, or to download from our website:-

http://www.jpmorganassetmanagement.co.uk/Institutional/CommentaryAndAnalysis/CorporateGovernance/

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

The policy document is available to download from our website:-

http://www.jpmorganassetmanagement.co.uk/Institutional/CommentaryAndAnalysis/CorporateGovernance/

3.	Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. Each record is updated at least annually. Notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary Environmental, Social and Governance (‘ESG’) rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned.

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at over 5,000 shareholder meetings a year in nearly 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

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5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the NAPF, ABI and other bodies), in order to enhance the effectiveness of our engagement.

6.	Have a clear policy on voting and disclosure of voting activity.

JPMAM votes at over 5,000 shareholder meetings each year, in nearly seventy markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by-case basis, and we do not always support the board.

JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. Additionally, we now disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://www.jpmorganassetmanagement.co.uk/Institutional/CommentaryAndAnalysis/CorporateGovernance/

7.	Report periodically on their stewardship and voting activities.

JPMAM produces detailed quarterly voting and engagement activity reports for its clients, and also publishes summary information on its public website. These reports provide qualitative as well as quantitative information, and the proxy voting function is independently verified by our external auditor as part of the SAS 70 review.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

www.jpmorganassetmanagement.co.uk/corporate governance/stewardship code/

Or follow the link to the FRC website: www.frc.org.uk/documents

IV.	SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact

JPMorgan Asset Management Corporate Governance	Page 37

the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’. Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

J.P. Morgan Asset Management is a signatory to the United Nations Principles of Responsible Investment (‘UNPRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1. Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region routinely take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2. Be active owners and incorporate ESG into ownership policies and practices

JPMAM votes at over 10,000 AGMs in more than sixty markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually. Fund managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients.

3. Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4. Promote the Principles

JPMAM works both independently and with industry bodies such as the NAPF, ABI and IMA to promote the Principles within the industry.

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5. Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies. Where appropriate, we also work with our competitors in collective engagement exercises with companies.

6. Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a signatory to Carbon Disclosure Project. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.equator-principles.com

Produced by:

Robert G Hardy

Executive Director

Head of Corporate Governance

+44 20 7742 5736

robert.g.hardy@jpmorgan.com

Version 14.13

Published February 2012

JPMorgan Asset Management is the trading name of JPMorgan Asset Management (UK) Limited ("JPMAM").

This material is not an offer or solicitation for the purchase or sale of any financial instrument in any jurisdiction, nor is it a commitment by JPMorgan Asset Management or any of its subsidiaries (collectively “JPMAM”) to enter into any transaction. Information provided by JPMAM herein may have been obtained by external sources  believed to be reliable  but no guarantee can be made on their accuracy or completeness. In deciding whether to enter into any transaction or strategy, the recipient should rely solely on the final documentation which will contain the definitive terms and conditions relating to any referenced transaction or strategy.

Any forecasts, opinions and statements of financial market trends expressed are JPMAM’s own at the date of this document and may be subject to change without notice. Any research in this document has been obtained and may have been acted upon by JPMAM for its own purpose. The results of such research are being made available as additional information only and do not constitute investment advice. They do not reflect the views of JPMorgan Chase Group. The value of investments and the income from them may fluctuate and your investment is not guaranteed and investors may not get back the full amount invested. Exchange rates may cause the value of underlying overseas investments to go down or up.  Investments in smaller companies may involve a higher degree of risk as they are usually more sensitive to market movements.  Investments in emerging markets may be more volatile than other markets and the risk to your to your capital is therefore greater.  Also, the economic and political situations may be more volatile than in established economies and these may adversely influence the value of investments made.

Telephone lines are recorded and may be monitored for security and training purposes.

Issued by JPMorgan Asset Management (UK) Limited, Registered in England No. 01161446. Registered Address: 125 London Wall, London, EC2Y 5AY. JPMorgan Asset Management (UK) Limited is Authorised and Regulated by the Financial Services Authority (FSA).  Approved for use in the United Kingdom to Professional Clients (as such term is defined by the FSA rules).

Issued  to Professional Clients in other Jurisdictions by JPMorgan Asset Management (Europe) Société a responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.

JPMorgan Asset Management Corporate Governance	Page 39

Part II.C: Asia (ex-Japan)

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Part II.C: Asia (ex-Japan) Guidelines Table of Contents

I	Policy	42-44

II	Voting Guidelines	44
	1. Reports & Accounts	44-45
	2. Dividends	45
	3. Board of Directors	45-47
	5. Issue of Capital	47
	6. Mergers/Acquisitions	47
	7. Voting Rights	47
	8. Others	48-49

III	Activism	50

IV	Social and Environmental	51

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I.	PRINCIPLES

CI. JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

CII.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF Asset Management

JFAM Proxy Committee

JPMorgan Asset Management Corporate Governance	Page 42

II.	POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JFAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

CIII. 2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1.	Accept Financial Statement and Statutory Reports
2.	Approve Dividend
3.	Election and re-election of directors
4.	Fix remuneration of directors
5.	Appoint auditors and fix remunerations
6.	Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7.	Approve repurchase of shares (up to 20% of issued capital)
8.	Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JFAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services

JPMorgan Asset Management Corporate Governance	Page 43

Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below. The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. (The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.)Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

CIV.

In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

CV. 3. Engagement

CVI. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III.	VOTING GUIDELINES

CVII. 1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet

JPMorgan Asset Management Corporate Governance	Page 44

with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

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CVIII. 4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

CIX. 5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

CX. 6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

CXI. 6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

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CXII. 6c. Multiple Directorships

CXIII. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

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JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JFAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

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11e. Amendments to company articles

i.	Limitation on Directors’ Liability – review on a case by case basis

ii.	Changes in business activities/ Expansion of business line – generally vote For

iii.	Relaxation of Quorum Requirement - generally vote Against

iv.	Shares Repurchase at discretion of the Board of Directors – review on a case by case basis

v.	Changes of shareholders record date at discretion of the Board of Directors – generally vote Against

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IV.	ACTIVISM

CXIV. Activism Policy

1.	Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.
b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.
c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2.	Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3.	Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4.	Intervening when necessary

We do not normally intervene directly in the management of companies . However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients' portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised.

In the small capitalisation end of the market , more aggressive intervention is more common , but still infrequent , as we may hold a significant percentage of a company's equity.

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CXV.      Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

JPMorgan Asset Management Corporate Governance	Page 51

Part II.D: Japan

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Part II.C: Asia (ex-Japan) Guidelines Table of Contents

I	Policy	54

II	Voting Guidelines	54
	1. Dividends	54
	2. Board of Directors	55-57
	3. Issue of Capital	58-59
	4. Mergers/Acquisitions	59

III	Activism	59

IV	Social and Environmental	59

JPMORGAN ASSET MANAGEMENT (JAPAN) LTD.

Japanese Corporate Governance Policy & Corporate Governance Guidelines

JPMorgan Asset Management Corporate Governance	Page 53

Basic Policy on Corporate Governance

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

●	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

●	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

●	It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

●	Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

●	Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

30th March 2012

JPMorgan Asset Management (Japan) Ltd.

Corporate Governance Guidelines

Distribution of income/Pay-out ratio

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account

JPMorgan Asset Management Corporate Governance	Page 54

other forms of pay-outs such as share repurchase programs) without a valid reason. If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%.

Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors

In principle, we believe companies should appoint independent directors. AMJ believes that a strong independent element to a board is essential to the effective running of a company.

Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be

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subject to a conflict of interest and oppose their election as an external director.

☐	Was or is employed at an affiliate company
☐	Was or is employed at a large shareholder or major business partner
☐	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
☐	An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to directors at boards with committees and boards with statutory auditors.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

☐	Was or is employed at an affiliate company
☐	Was or is employed at a large shareholder or major business partner
☐	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
☐	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed.

These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters

JPMorgan Asset Management Corporate Governance	Page 56

such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

☐	Golden parachutes
☐	Retirement bonus payments to external directors and external statutory auditors.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options

Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made by management during the director’s term.

Anti-social activities

This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of

JPMorgan Asset Management Corporate Governance	Page 57

shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration or the payment of bonuses or retirement bonuses to directors.

Cross-shareholdings

This is an item included within a Japanese context. Where company hold shares or have cross-shareholdings, AMJ believes companies should provide a comprehensive explanation of its mid to long term strategy, including its finance strategy with due concern for capital costs, to shareholders. We will consider voting against the re-election of directors where we believe the holdings of equities is inordinately high in comparison to its shareholders’ equity and the company has not sought to reduce its holdings.

Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend

JPMorgan Asset Management Corporate Governance	Page 58

against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues

Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals

We will apply the same standards for all proposals with the aim of improving shareholder

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value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

JPMorgan Asset Management Corporate Governance	Page 60

Proxy Voting

POLICY:	As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR
ACCOUNT SET-UP &
MONITORING OF ISS:	Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that; (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:	Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

MCM Policy: Proxy Voting	1

VOTING BNY MELLON
STOCK:	It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

MCM Policy: Proxy Voting	2

Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which

MCM Policy: Proxy Voting	3

properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MCM Policy: Proxy Voting	4

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.	Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

MCM Policy: Proxy Voting	5

October 1, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

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Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

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•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market

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standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

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h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an

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individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We

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generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

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We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

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7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

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3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

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I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted

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in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

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If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

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The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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Principal Global Investors, LLC

Principal Real Estate Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

1 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXXI).

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-	Restrictions for share blocking countries;[2]
-	Casting a vote on a foreign security may require that the adviser engage a translator;
-	Restrictions on foreigners’ ability to exercise votes;
-	Requirements to vote proxies in person;
-	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
-	Untimely notice of shareholder meeting;
-	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•	The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•	The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•	The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

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Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

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Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

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Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

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Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

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Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

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T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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PART C. OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Amendment and Restatement of the Articles of Incorporation dated 08/09/2012*

	(2)	Articles Supplementary dated February ____ 2013**

(b)	By-laws – Filed as Ex-99 (b) on 03/02/2011 (Accession No. 0000898745-11-000061)

(c)	These have been previously filed as noted in response to Items 28(a) and 28(b).

(d)	(1)	a)	Amended & Restated Management Agreement dated 05/15/2012 *

		b)	Form of Restated Management Agreement *

	(2)	Amended & Restated Investment Service Agreement dated 04/01/2004 – Filed as Ex-99.(d) on 06/15/2004 (Accession No. 0000870786-04-000104)

	(3)	Brown Investment Advisory Incorporated Sub-Advisory Agreement dated 07/01/2009 – Filed as Ex-99.(d)(18)(a) on 08/20/2009 (Accession No. 0000898745-09-000377)

	(4)	ClearBridge Advisors, LLC Sub-Advisory Agreement dated 10/01/2009 – Filed as Ex-99(d)(5)(a) on 10/07/2009 (Accession No. 0000898745-09-000486)

	(5)	Amended & Restated Sub-Advisory Agreement — CCI dated 12/15/2006 – Filed as Ex-99.D on 04/19/2007 (Accession No. 0000898745-07-000045)

	(6)	Edge Asset Management, Inc. Sub-Advisory Agreement dated 01/05/2007 – Filed as Ex-99.D on 01/09/2007 (Accession No. 0000898745-07-000006)

	(7)	Amended & Restated Sub-Advisory Agreement — Emerald dated 01/01/2010 – Filed as Ex-99 (d)(8)(a) on 03/02/2011 (Accession No. 0000898745-11-000061)

	(8)	Amended & Restated Sub-Advisory Agreement — JP Morgan dated 01/01/2010 – Filed as Ex-99 (d)(10)(a) on 03/02/2011 (Accession No. 0000898745-11-000061)

	(9)	Amended & Restated Sub-Advisory Agreement -- Mellon Capital Management Corporation dated 05/15/2012 *

	(10)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dated 08/23/2004 – Filed as Ex-99.D on 02/24/2005 (Accession No. 000087086-05-000028)

	(11)	Amended & Restated Sub-Advisory Agreement — PGI dated 07/01/2009 – Filed as Ex-99.(d)(14)(l) on 10/07/2009 (Accession No. 0000898745-09-000486)

	(12)	Amended & Restated Sub-Advisory Agreement — PREI dated 01/01/2006 – Filed as Ex-99.D on 10/24/2006 (Accession No. 000012601-06-000029)

	(13)	Amended & Restated Sub-Advisory Agreement -- T. Rowe Price dated 04/01/2012 *

(e)	Distribution Agreement dated 12/14/2009 – Filed as Ex-99 (e)(3) on 03/02/2011 (Accession No. 0000898745-11-000061)

(f)	N/A

(g)	Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 11/11/2011 *

(h)	(1)	Agreement and Plan of Reorganization and Liquidation – Filed as Ex-99.(b)(9) on 10/24/1997 (Accession No. 0000915728-97-000059)

	(2)	Transfer Agency Agreement dated 09/09/2008 – Filed as Ex-99.(h)(2) on 04/27/2009 (Accession No. 0000898745-09-000217)

	(3)	Capital Support Agreement dated 09/22/2008 – Filed as Ex-99.(h)(3) on 04/27/2009 (Accession No. 0000898745-09-000217)

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	(4)	Contractual Fee Waiver Agreement dated 04/29/2008 – Filed as Ex-99.(h)(4) on 04/27/2009 (Accession No. 0000898745-09-000217)

	(5)	Form of Contractual Fee Waiver Agreement dated _____/2013 *

	(6)	Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. Interfund Lending Agreement dated 11/06/12 *

(i)	Legal Opinion

(j)	(1)	Consent of Independent Auditors -- N/A

	(2)	Rule 485(b) opinion -- N/A

	(3)	Power of Attorney – Filed as Ex-99.(j)(3) on 04/27/2012 (Accession No. 0001144204-12-024317)

(k)	Omitted Financial Statements -- N/A

(l)	Initial Capital Agreements

	(1-11)	Initial Capital Agreements 1987 – Filed as Ex-99.L on 04/27/2001 (Accession No. 0000012601-01-500015)

	(12-19)	Initial Capital Agreements 1998 – Filed as Ex-99.L on 04/27/2001 (Accession No. 0000012601-01-500015)

	(20-23)	Initial Capital Agreements 1999 – Filed as Ex-99.L on 04/27/2001 (Accession No. 0000012601-01-500015)

	(24-26)	Initial Capital Agreements 2000 – Filed as Ex-99.L on 04/27/2001 (Accession No. 0000012601-01-500015)

	(27)	Initial Capital Agreements 05/01/2003 – Filed as Ex-99.L on 02/26/2004 (Accession No. 0000870786-04-000042)

	(28)	Initial Capital Agreements 08/30/2004 – Filed as Ex-99.L on 02/24/2005 (Accession No. 000087086-05-000028)

	(29)	Initial Capital Agreement 1/5/2007 – Filed as Ex-99.(L)(29) on 02/29/2008 (Accession No. 0000950137-08-003049)

	(30)	Initial Capital Agreement 05/15/2012 *

	(31)	Initial Capital Agreement 05/01/2013**

(m)	Rule 12b-1 Plan

	(1)	Amended Distribution Plan and Agreement Class 2 Shares dated 05/01/2009 – Filed as Ex-99(e)(3) on 10/07/2009 (Accession No. 0000898745-09-000486)

	(2)	Amended Distribution Plan and Agreement Class 2 Shares dated 07/21/2009 – Filed as Ex-99(e)(4) on 10/07/2009 (Accession No. 0000898745-09-000486)

	(3)	Amended Distribution Plan and Agreement Class 2 Shares dated 09/21/2009 – Filed as Ex-99(e)(5) on 10/07/2009 (Accession No. 0000898745-09-000486)

	(4)	Amended Distribution Plan and Agreement Class 2 Shares dated 12/14/2010 – Filed as Ex-99(m)(5) on 03/02/2011 (Accession No. 0000898745-11-000061)

	(5)	Amended Distribution Plan and Agreement Class 2 Shares dated 05/15/2012 *

(n)	Rule 18f-3 Plan – Filed as Ex-99.(n) on 06/26/2009 (Accession No. 0000898745-09-000330)

(o)	Reserved

(p)	Codes of Ethics

	(1)	Brown Investment Advisory Incorporated Code of Ethics dated 08/2011 -- Filed as Ex-99(p)(1) on 02/14/2012 (Accession No. 0001144204-12-008996)

	(2)	ClearBridge Advisors, LLC Code of Ethics dated 06/08/2010 – Filed as Ex-99(p)(2) on 04/28/2011 (Accession No. 0000898745-11-000244)

	(3)	Columbus Circle Investors Code of Ethics dated 06/01/2011 -- Filed as Ex-99(p)(3) on 02/14/2012 (Accession No. 0001144204-12-008996)

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(4)	Edge Asset Management Code of Ethics dated 08/30/2012*

(5)	Emerald Code of Ethics dated 12/17/2012 *

(6)	JP Morgan Code of Ethics dated 07/15/2011 -- Filed as Ex-99(p)(6) on 02/14/2012 (Accession No. 0001144204-12-008996)

(7)	Mellon Code of Ethics dated 09/29/2011 -- Filed as Ex-99(p)(7) on 02/14/2012 (Accession No. 0001144204-12-008996)

(8)	Morgan Stanley Investment Management Code of Ethics dated 06/29/2012 *

(9)	Principal Global Investors/Principal Real Estate Investors Code of Ethics dated 09/24/2012*

(10)	Principal Fund Entities Code of Ethics (Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Management Corporation, Principal Financial Advisors, Principal Funds Distributor, Inc.) dated 01/03/2011 – Filed as Ex-99.(p)(10) on 04/27/2012 (Accession No. 0001144204-12-024317)

(11)	Sr. & Executive Officers Code of Ethics (Sarbanes) dated 02/09/2010 -- Filed as Ex-99(p)(11) on 02/14/2012 (Accession No. 0001144204-12-008996)

(12)	T. Rowe Price Code of Ethics dated 05/31/2012 *

*	Filed herein.

**	To be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 30. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result

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would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business or Other Connections of Investment Adviser

Principal Management Corporation ("PMC") serves as investment adviser and administrator for Principal Variable Contracts Funds, Inc. ("PVC") and Principal Funds, Inc.("PFI"). PVC and PFI are funds sponsored by Principal Life Insurance Company.

A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below along with other employment with which that person has been engaged. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people, the information as set out in the Statement of Additional Information (See Part B) under the caption "Management Incorporation" is incorporated by reference.

NATURE OF RELATIONSHIP
NAME & OFFICE		(INVESTMENT ADVISER
WITH	OTHER COMPANY & PRINCIPAL	OFFICER’S OFFICE WITH
INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)

Patricia A. Barry	Principal Life	Counsel/Assistant Corporate Secretary
Assistant Corporate	Insurance Company (1)
Secretary

*Teresa M. Button	Principal Life	See Part B
Vice President and Treasurer	Insurance Company (1)

*Michael J. Beer	Principal Life	See Part B
Executive Vice President/	Insurance Company (1)
Chief Operating Officer, and Director

Tracy W. Bollin	Principal Funds	Chief Financial Officer -
Chief Financial Officer	Distributor, Inc. (2)	Principal Funds
and Princor Financial
Services Corporation (1)

*David J. Brown	Principal Life	See Part B
Senior Vice President	Insurance Company (1)

*Jill R. Brown	Principal Funds	See Part B
Senior Vice President,	Distributor, Inc. (2)
Director

*Nora M. Everett	Principal Life	See Part B
President and	Insurance Company (1)
Chairman of the Board

James W. Fennessey	Principal Life	Head of Investment Manager
Vice President	Insurance Company (1)	Research

Michael P. Finnegan	Principal Life	Vice President &
Senior Vice President -	Insurance Company (1)	Chief Investment Officer – PMC
Investment Services

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NATURE OF RELATIONSHIP
NAME & OFFICE		(INVESTMENT ADVISER
WITH	OTHER COMPANY & PRINCIPAL	OFFICER’S OFFICE WITH
INVESTMENT ADVISER	BUSINESS ADDRESS	OTHER COMPANY)

*Ernest H. Gillum	Principal Life	See Part B
Vice President and Chief	Insurance Company (1)
Compliance Officer

Gregory B. Elming	Principal Life	Senior Vice President & Chief
Director	Insurance Company (1)	Risk Officer

Eric W. Hays	Principal Life	Assistant Vice President - IT
Senior Vice President and	Insurance Company (1)
Chief Information Officer

Joyce N. Hoffman	Principal Life	Senior Vice President and
Senior Vice President and	Insurance Company (1)	Corporate Secretary
Corporate Secretary

*Patrick A. Kirchner	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

*Jennifer A. Mills	Principal Life	See Part B
Counsel	Insurance Company (1)

Mariateresa Monaco	Principal Life	Portfolio Manager
Vice President/Portfolio Management	Insurance Company (1)

Diane K. Nelson	Principal Life	Compliance Advisor
Compliance Officer	Insurance Company (1)

*Layne A. Rasmussen	Principal Life	See Part B
Vice President and	Insurance Company (1)
Controller - Principal Funds

David L. Reichart	Princor	Head of Business Development
Senior Vice President	Financial Services
Corporation (1)

Teri Root	Principal Life	Assistant Director - Compliance
Compliance Officer	Insurance Company (1)

*Michael D. Roughton	Principal Life	See Part B
Senior Vice President and	Insurance Company (1)
Counsel

*Adam U. Shaikh	Principal Life	See Part B
Counsel	Insurance Company (1)

Mark A. Stark	Principal Financial	Director - Investment Services
Vice President	Advisors, Inc. (1)

Jeffrey R. Tyler	Principal Life	Portfolio Manager –
Vice President/Portfolio Management	Insurance Company (1)	Asset Allocation

Randy L. Welch	Principal Financial	Assistant VP - Investment Services
Senior Vice President	Advisors, Inc. (1)

*Dan L. Westholm	Principal Financial	See Part B
Director - Treasury	Advisors, Inc. (1)

*Beth C. Wilson	Principal Life	See Part B
Vice President	Insurance Company (1)

(1)	711 High Street

Des Moines, IA 50392

(2)	1100 Investment Boulevard, Ste 200

El Dorado Hills, CA 95762

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Item 32. Principal Underwriter

(a)	Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by American General Life Insurance Company and The United States Life Insurance Company in the City of New York, through their respective separate accounts.

(b)	(1)	(2)	(3)
Positions and offices
	Name and principal	with principal	Positions and Offices
	business address	underwriter (PFD)	with the Fund

	Phillip J. Barbaria	Chief Compliance Officer	None
Principal Funds Distributor, Inc.(2)

	Patricia A. Barry	Assistant Corporate	None
	The Principal Financial Group(1)	Secretary

	Michael J. Beer	Executive Vice President	Executive Vice President
	The Principal Financial Group(1)		and Director

	Tracy W. Bollin	Chief Financial Officer	None
The Principal Financial Group(1)

	David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal Financial Group(1)

	Jill R. Brown	President and Director	Senior Vice President
The Principal Financial Group(2)

	Teresa M. Button	Vice President and Treasurer	Treasurer
The Principal Financial Group(1)

	Gregory B. Elming	Director	None
The Principal Financial Group(1)

	Nora M. Everett	Chairman of the Board	Chair, President and
	The Principal Financial Group (1)		Chief Executive Officer

	Cary Fuchs	Senior Vice President	Senior Vice President of Distribution
Principal Funds Distributor, Inc.(2)

	Stephen G. Gallaher	Assistant General Counsel	None
The Principal Financial Group(1)

	Eric W. Hays	Senior Vice President and	None
	The Principal Financial Group(1)	Chief Information Officer

	Todd Henrichsen	AML Officer	None
The Principal Financial Group(1)

	Timothy A. Hill	Vice President – Distribution/	None
	Principal Funds Distributor, Inc.(2)	National Sales Manager

	Joyce N. Hoffman	Senior Vice President and	None
	The Principal Financial Group(1)	Corporate Secretary

	Jennifer A. Mills	Counsel	Assistant Counsel
The Principal Financial Group(1)

	Timothy J. Minard	Director	None
The Principal Financial Group(1)

	Kevin J. Morris	Senior Vice President and	None
	Principal Funds Distributor, Inc.(2)	Chief Marketing Officer

	David L. Reichart	Senior Vice President	None
The Principal Financial Group(1)

	Michael D. Roughton	Senior Vice President/Counsel	Counsel
The Principal Financial Group(1)

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Positions and offices
Name and principal	with principal	Positions and Offices
business address	underwriter (PFD)	with the Fund

Adam U. Shaikh	Counsel	Assistant Counsel
The Principal Financial Group(1)

Mark A. Stark	Vice President	None
The Principal Financial Group(1)

Dan L. Westholm	Director - Treasury	Assistant Treasurer
The Principal Financial Group(1)

(1)	711 High Street

Des Moines, IA 50392

(2)	1100 Investment Boulevard, Ste 200

El Dorado Hills, CA 95762

(c) N/A.

Item 33. Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 34. Management Services

N/A.

Item 35. Undertakings

N/A.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 14th day of February, 2013.

Principal Variable Contracts Funds, Inc. (Registrant) /s/ N. M. Everett N. M. Everett Chair, President and Chief Executive Officer

Attest: /s/ Beth Wilson Beth Wilson Vice President and Secretary

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Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ N. M. Everett N. M. Everett	Chair, President and Chief Executive Officer (Principal Executive Officer)	February 14, 2013

/s/ L. A. Rasmussen L. A. Rasmussen
	Vice President, Controller and Chief Financial Office (Principal Financial Officer and Controller)	February 14, 2013

/s/ M. J. Beer M. J. Beer	Executive Vice President and Director	February 14, 2013

(E. Ballantine)* E. Ballantine	Director	February 14, 2013

(L. T. Barnes)* L. T. Barnes	Director	February 14, 2013

(K. Blake)* K. Blake	Director	February 14, 2013

(C. Damos)* C. Damos	Director	February 14, 2013

(M. A. Grimmett)* M. A. Grimmett	Director	February 14, 2013

(F. S. Hirsch)* F. S. Hirsch	Director	February 14, 2013

(T. Huang)* T. Huang	Director	February 14, 2013

(W. C. Kimball)* W. C. Kimball	Director	February 14, 2013

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Signature	Title	Date
(D. Pavelich)* D. Pavelich	Director	February 14, 2013
/s/ M. J. Beer M. J. Beer Executive Vice President and Director * Pursuant to Power of Attorney Previously Filed

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